UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) May 8, 2003

                OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP
              (Exact name of registrant as specified in its charter)


             Maryland                 0-14533                52-1322906
    (State or other jurisdiction     (Commission          (I.R.S. Employer
          of incorporation)          File Number)          Identification
                                                               Number)


         55  Beattie Place
        Post Office Box 1089
     Greenville, South Carolina                                 29602
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (864) 239-1000

                                       N/A
           (Former name or former address, if changed since last report)


Item 5.     Other Events

On May 8, 2003, the Partnership refinanced the mortgage encumbering Fairlane East Apartments. The refinancing replaced the existing mortgage in the current principal balance of approximately $8,637,000 with a new mortgage in the principal amount of approximately $11,480,000. The new mortgage carries a stated interest rate of 4.21% per annum, down from 8.25% per annum on the prior mortgage. A balloon payment of approximately $9,214,000 is due in June 2008. After closing costs of approximately $268,000, the Partnership received net proceeds of approximately $2,575,000.

On May 8, 2003, the Partnership refinanced the mortgage encumbering The Landings Apartments. The refinancing replaced the existing mortgage in the current principal balance of approximately $2,847,000 with a new mortgage in the principal amount of approximately $3,370,000. The new mortgage carries a stated interest rate of 4.21% per annum, down from 8.25% per annum on the prior mortgage. A balloon payment of approximately $2,705,000 is due in June 2008. After closing costs of approximately $107,000, the Partnership received net proceeds of approximately $416,000.

On May 8, 2003, the Partnership refinanced the mortgage encumbering Raven Hill Apartments. The refinancing replaced the existing mortgage in the current principal balance of approximately $4,350,000 with a new mortgage in the principal amount of approximately $12,210,000. The new mortgage carries a stated interest rate of 4.21% per annum, down from 8.25% per annum on the prior mortgage. A balloon payment of approximately $9,800,000 is due in June 2008. After closing costs of approximately $297,000, the Partnership received net proceeds of approximately $7,563,000.

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

      10.9 Mortgage dated May 7, 2003 between ORP One L.L.C. and Golden American Life Insurance Company.

      10.10 Mortgage, Security Agreement, Financing Statement and Fixture Filing dated May 7, 2003 between ORP Two L.L.C. and Golden American Life Insurance Company.

      10.11 Mortgage, Security Agreement, Financing Statement and Fixture Filing dated May 7, 2003 between ORP Three L.L.C. and Golden American Life Insurance Company.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        OXFORD RESIDENTIAL PROPERTIES I LIMITED PARTNERSHIP


                        By: Oxford Residential Properties I Corporation Managing General Partner

                        By:   /s/Patrick J. Foye
                              Patrick J. Foye
                              Executive Vice President

                        Date: May 23, 2003

                                                                    Exhibit 10.9


                                    MORTGAGE


                                                       After recording, please
                                                       return to:
                                                       Kilpatrick Stockton LLP
                                                       1100 Peachtree Street
                                                       Suite 2800
                                                       Atlanta, Georgia
                                                       30309-4530
                                                       Attn:  J. William
                                                       Veatch, III, Esq.


      THIS MORTGAGE, which also contains a Security Agreement, and may serve as a Financing Statement and Fixture Filing (the "Mortgage") is made as of May 7, 2003, by ORP ONE L.L.C., a Maryland limited liability company ("Mortgagor"), with the mailing address of c/o AIMCO, Stanford Place 3, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, for the benefit of GOLDEN AMERICAN LIFE INSURANCE COMPANY, a Delaware corporation ("Mortgagee") with the mailing address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

                      [THIS MORTGAGE SECURES FUTURE ADVANCES]

                             W I T N E S S E T H:

      WHEREAS, Mortgagor has executed and delivered to Mortgagee a Promissory Note dated on or about this same date in the principal amount of $11,480,000.00, (which Promissory Note, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, is hereinafter sometimes referred to as the "Note"), which Note provides, among other things, for final payment of principal and interest under the Note, if not sooner paid or payable as provided therein, to be due on or before the first day of June, 2023, the Note by this reference thereto being incorporated herein; and

      WHEREAS, Mortgagee is desirous of securing the prompt payment of the Note together with interest, charges and prepayment fees, if any, thereon in accordance with the terms of the Note, and any additional indebtedness accruing to Mortgagee on account of any future payments, advances or expenditures made by Mortgagee pursuant to the Note or this Mortgage and any additional sums with interest thereon which may be loaned to Mortgagor by Mortgagee or advanced under the Loan Documents (as hereinafter defined) (all hereinafter sometimes collectively referred to as the "Indebtedness").

      NOW, THEREFORE, Mortgagor, to secure payment of the Indebtedness and the performance of the covenants and agreements herein contained to be performed by Mortgagor, for good and valuable consideration in hand paid, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound, hereby agrees and covenants as follows:

1. Granting Clauses. Mortgagor hereby irrevocably and absolutely does by these presents GRANT AND CONVEY, MORTGAGE AND WARRANT, SET OVER, TRANSFER, ASSIGN, BARGAIN AND SELL to Mortgagee, its successors and assigns, with all powers of sale (if any) and all statutory rights under the laws of the State of Michigan, and grants to Mortgagee a security interest in, all of Mortgagor's present and hereafter acquired estate, right, title and interest in, to and under the following (collectively referred to herein as the "Premises"):

(a) That certain real property situated in Wayne County, Michigan and more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Land"), together with all buildings, structures and improvements now or hereafter erected on the Land, together with all fixtures and items that are to become fixtures thereto (collectively, the "Improvements");

(b) All and singular the easements, rights-of-way, licenses, permits, rights of use or occupancy, privileges, tenements, appendages, hereditaments and appurtenances and other rights and privileges attached or belonging to the Land or Improvements or in any wise appertaining thereto, whether now or in the future, and all the rents, issues and profits from the Land or Improvements;

(c) The land lying within any street, alley, avenue, roadway or right-of-way open or proposed or hereafter vacated in front of or adjoining the Land; and all right, title and interest, if any, of Mortgagor in and to any strips and gores adjoining the Land;

(d) All machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Land or Improvements, now owned or hereafter acquired by Mortgagor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Land or Improvements or in warehouses and intended to be used in connection with or incorporated into the Land or Improvements or for the pursuit of any other activity in which Mortgagor may be engaged on the Land or Improvements, and including without limitation all tools, musical instruments and systems, audio or video equipment, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants, cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers and computer equipment, software, books, supplies, kitchen equipment, appliances, tractors, lawn mowers, ground sweepers and tools, swimming pools, whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, and property are a part of the Improvements and are declared to be a portion of the security for the Indebtedness (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by tenants of the Land or Improvements (collectively, the "Personal Property");

(e) Any and all awards, payments or insurance proceeds, including interest thereon, and the right to receive the same, which may be paid or payable with respect to the Land or Improvements or other properties described above as a result of: (1) the exercise of the right of eminent domain or action in lieu thereof; or (2) the alteration of the grade of any street; or (3) any fire, casualty, accident, damage or other injury to or decrease in the value of the Land or Improvements or other properties described above, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagor or Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagor or Mortgagee in connection with the collection of such award or payment. Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment;

(f) All accounts receivable and any right of Mortgagor to payment for goods sold or leased or for services rendered, whether or not yet earned by performance, and whether or not evidenced by an instrument or chattel paper, arising from the operation of the Premises, now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any or all of the foregoing and proceeds therefrom (collectively, the "Accounts");

(g) All authorizations, licenses, permits, contracts, management agreements, franchise agreements, and occupancy and other certificates concerning the ownership, use and operation of the Premises;

(h) All monies on deposit for the payment of real estate taxes or special assessments against the Premises or for the payment of premiums on policies of fire and other hazard insurance covering the Premises; all proceeds paid for damage done to the Premises; all proceeds of any award or claim for damages for the Premises taken or damaged under the power of eminent domain or by condemnation; all rents, issues and leases of the Premises; and all tenants' or security deposits held by Mortgagor in respect of the Premises;

(i) All names under or by which the Premises or any Improvements thereon may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, patents, patents pending and goodwill with respect to the Premises;

(j) All shares of stock or partnership interest or other evidence of ownership of any part of the Premises that is owned by Mortgagor in common with others, including all water stock relating to the Premises, if any, and all documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Premises and any management agreements;

(k) All plans and specifications prepared for construction of Improvements on the Premises and all studies, data and drawings related thereto; and all contracts and agreements of Mortgagor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of Improvements on the Premises;

(l) All of Mortgagor's right, title and interest in, to and under any and all reserve, deposit or escrow accounts made pursuant to any loan document made between Mortgagor and Mortgagee with respect to the Premises, together with all income, profits, benefits and advantages arising therefrom;

(m) All goods, Accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory (as defined in the Michigan Uniform Commercial Code ("UCC")) located on and used in the operation of the Premises;

(n) All substitutions, accessions, additions and replacements to any of the foregoing; and

(o) All products and proceeds of any of the foregoing, or with respect to the Premises, including without limitation, insurance proceeds, proceeds of any voluntary or involuntary disposition or diminution in value of any of the foregoing or of the Premises, and any claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory, wherever located, acquired with the proceeds of any of the foregoing or proceeds thereof. For purposes of this Mortgage, the term "proceeds" means whatever is received when any of the foregoing or the proceeds thereof (including, without limitation, cash proceeds) is sold, exchanged or otherwise disposed of (including involuntary dispositions or destruction and claims for damages thereto), including without limitation cash proceeds, insurance proceeds, condemnation proceeds, and any other rights or property arising under or receivable upon any such disposition.

      The parties intend the definition of Premises to be broadly construed and in the case of doubt as to whether a particular item is to be included in the definition of Premises, the doubt should be resolved in favor of inclusion.

      TO HAVE AND TO HOLD the Premises with all rights, privileges and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Mortgagee, its successors and assigns, forever, for the uses and purposes herein expressed.

      THIS MORTGAGE IS GIVEN TO SECURE: Payment of the Indebtedness; payment of such additional sums with interest thereon which may hereafter be loaned to Mortgagor by Mortgagee pursuant to the Note or Mortgage or otherwise advanced under the Loan Documents (the "Loan"), including without limitation advances made by Mortgagee to protect the Premises or the lien of this Mortgage or to pay taxes, assessments, insurance premiums, and all other amounts that Mortgagor has agreed to pay pursuant to the provisions hereof or that Mortgagee has incurred by reason of the occurrence of an Event of Default (as hereinafter defined), including without limitation, advances made to enable the completion of the Improvements or any restoration thereof, even though the aggregate amount outstanding at any time may exceed the original principal balance stated herein and in the Note; and the due, prompt and complete performance of each and every covenant, condition and agreement contained in this Mortgage, the Note, and every other agreement, document and instrument to which reference is expressly made in this Mortgage or which at any time evidences or secures the Indebtedness evidenced by the Note (this Mortgage, the Note and all such other agreements, documents and instruments, but excluding the certain Environmental Indemnification Agreement executed by Mortgagor, are hereinafter sometimes collectively referred to as the "Loan Documents"). Mortgagor hereby warrants that Mortgagor has good and marketable title to the Premises, is lawfully seized and possessed of the Premises and every part thereof, and has the right to convey same; that Mortgagor will forever warrant and defend the title to the Premises unto Mortgagee against the claims of all persons whomsoever; and that the Premises are unencumbered except as set forth on Mortgagee's title insurance policy dated on or about even date herewith regarding the Premises.

2. Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens, etc. Mortgagor shall: (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Premises which may become damaged or be destroyed, such Improvements to be of at least equal value and substantially the same character as prior to such damage or destruction; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or other liens or claims for lien (except the lien of current general taxes duly levied and assessed but not yet due and payable); (c) immediately pay when due or within any applicable grace period any indebtedness which may be secured by a lien or charge on the Premises (no such lien, except for current general taxes duly levied and assessed but not yet payable, to be permitted hereunder), and upon request exhibit satisfactory evidence to Mortgagee of the discharge of such lien; (d) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (e) comply with all requirements of law (including, without limitation, pollution control and environmental protection laws and laws relating to the accommodation of persons with disabilities), ordinance or other governmental regulation in effect from time to time affecting the Premises and the use thereof, and covenants, easements and restrictions of record with respect to the Premises and the use thereof; (f) make no material alterations in the Premises; (g) suffer or permit no material change in the general nature of the use of the Premises, without Mortgagee's written consent;
(h) initiate or acquiesce in no zoning reclassification or variance with respect to the Premises without Mortgagee's written consent; and (i) pay each item of Indebtedness when due according to the terms hereof or of the Note.

3. Payment of Taxes; Contest of Impositions.

(a) Mortgagor shall pay thirty (30) days before any delinquency or any penalty or interest attaches all general taxes, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Premises of any nature whatsoever when due, and shall, upon written request, furnish to Mortgagee duplicate receipts therefor.

(b) Notwithstanding anything contained herein to the contrary, Mortgagor shall not be required to pay or discharge any taxes, assessments or other charges of the nature referred to in Paragraph 2 above and this Paragraph 3 so long as the Mortgagor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the levy, lien or imposition so contested and the sale of the Premises, or any part thereof, to satisfy any obligation arising therefrom, provided that the Mortgagor shall give such security as may be demanded by the Mortgagee to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment, failure of performance or contest by Mortgagor. Any such contest shall be prosecuted with due diligence and the Mortgagor shall promptly after final determination thereof pay the amount of any levy, lien or imposition so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Paragraph 3, Mortgagor shall (and if Mortgagor shall fail so to do, Mortgagee may but shall not be required to) pay any such levy, lien or imposition notwithstanding such contest if in the reasonable opinion of the Mortgagee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

4. Tax Deposits. Mortgagor covenants and agrees to deposit with such depositary as the Mortgagee from time to time may in writing appoint, and in the absence of such appointment, then at the office of Mortgagee, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349,
Attention: Mortgage Loan Servicing Department, commencing on the date of disbursement of the Loan secured hereby and on the first day of each month following the month in which said disbursement occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the last total annual taxes and assessments for the last ascertainable year (if the current year's taxes and assessments are not yet ascertainable) (general and special) on the Premises (unless said taxes are based upon assessments which exclude the Improvements or any part thereof now constructed or to be constructed, in which event the amount of such deposits shall be based upon the Mortgagee's reasonable estimate as to the amount of taxes and assessments to be levied and assessed). Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of taxes and assessments (general and special) on the Premises next due and payable when they become due. Upon demand by such depositary, Mortgagor shall deliver and pay over to such depositary from time to time such additional sums or such additional security as are necessary to make up any deficiency in the amount necessary to enable such depositary to fully pay any of the items hereinabove mentioned as they become payable. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of Mortgagee or such depositary.

      If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessment or imposition upon or for any other property not covered by the lien of this Mortgage, then the computation of any amount to be deposited under this Paragraph 4 shall be based upon the entire amount of such taxes or assessments, and Mortgagor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

5. Mortgagee's Interest In and Use of Deposits. Upon the occurrence of an Event of Default, Mortgagee may at its option, without being required to do so, apply any monies at the time on deposit pursuant to Paragraphs 4 and 7 hereof, on any of Mortgagor's obligations herein or in the Note or any of the Loan Documents contained, in such order and manner as the Mortgagee may elect. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Mortgagor or to the then owner or owners of the Premises. A security interest within the meaning of the UCC is hereby granted to the Mortgagee in and to any monies at any time on deposit pursuant to Paragraphs 4 and 7 hereof and such monies and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Mortgagor; provided, however, that neither Mortgagee nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments and insurance premiums any amount so deposited. Neither Mortgagee nor any depositary hereunder shall be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct.

6.          Insurance.

(a) Until the Indebtedness is fully paid, the Improvements and all fixtures, equipment and property therein contained or installed shall be kept unceasingly insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be required by Mortgagee. All insurance shall be written in policies and by insurance companies approved by Mortgagee which approval shall not be unreasonably withheld so long as at least an A.M. Best Company's Key Rating Guide Class A IX category designation is maintained and the policy otherwise conforms to the terms hereof. All policies of insurance and renewals thereof shall contain standard noncontributory mortgagee loss payable clauses to Mortgagee and shall provide for at least thirty (30) days prior written notice of cancellation to Mortgagee as well as a waiver of subrogation endorsement, all as required by Mortgagee, in form and content acceptable to Mortgagee. The originals of all policies (or duplicate originals thereof) or certified copies of policies and original Acord 27 and Acord 25 (as to liability only) certificates evidencing that the insurance required hereunder is in effect shall, with all premiums fully paid, be delivered to Mortgagee as issued at least thirty (30) days before the expiration of existing policies and shall be held by Mortgagee until all sums hereby secured are fully paid. Upon request by Mortgagee, Mortgagor shall furnish Mortgagee with evidence of the replacement cost of the Improvements. In case of sale pursuant to a foreclosure of this Mortgage or other transfer of title to the Premises and extinguishment of the Indebtedness, complete title to all policies, other than liability insurance policies, held by Mortgagee and all prepaid or unearned premiums thereon shall pass to and vest in the purchaser or grantee. Mortgagee shall not by reason of accepting, rejecting, approving or obtaining insurance incur any liability for payment of losses.

(b) Without in any way limiting the generality of the foregoing, Mortgagor covenants and agrees to maintain insurance coverage on the Premises which shall include:

(i)   physical  hazard  insurance on an "all risks"  basis with a  Replacement
            Cost Endorsement, an Increased Cost of Construction Endorsement and an Agreed Amount Endorsement, covering the perils of fire, flood (if in a flood hazard zone), earthquakes (if in an earthquake zone), boiler and machinery (to include major components of HVAC systems (if not already included in the above coverage) and such other equipment as Mortgagee may require), and extended coverage in an amount at least equal to the amount of the Loan and not less than the full replacement cost of the improvements and personal property ("full replacement cost" shall mean the cost of replacing the improvements and personal property without deduction for physical depreciation);

(ii) all risk coverage insurance (including vandalism and malicious mischief) for an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements, written on a replacement cost basis and with a replacement cost endorsement (without depreciation) and an agreed amount endorsement pertaining to the co-insurance clause, and containing a mortgagee clause in Mortgagee's favor; and if at any time a dispute arises with respect to replacement cost, Mortgagor agrees to provide at Mortgagor's expense, an insurance appraisal prepared by an insurance appraiser approved by Mortgagee, establishing the full replacement cost in a manner satisfactory to the insurance carrier;

(iii) rent loss insurance insuring against loss arising out of the perils insured against in the policy or policies referred to in clause (ii) above, in an amount equal to not less than gross revenue from the Premises for twelve (12) months from the operation and rental of all Improvements now or hereafter forming part of the Premises, based upon one hundred percent (100%) occupancy of such Improvements, less any allocable charges and expenses which do not continue during the period of restoration and naming Mortgagee in a standard mortgagee loss payable clause thereunder;

(iv) comprehensive general public liability and property damage insurance with a broad form coverage endorsement for an amount as required from time to time by the Mortgagee but not less than an aggregate amount of Three Million and No/100 Dollars ($3,000,000.00) with a single occurrence limit of not less than Three Million and No/100 Dollars ($3,000,000.00) for claims arising from any one (1) accident or occurrence in or upon the Premises and naming Mortgagee as an additional insured thereunder;

(v) flood insurance whenever in Mortgagee's judgment such protection is necessary and is available and in such case in an amount acceptable to Mortgagee and naming Mortgagee as the loss payee thereunder;

(vi) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount satisfactory to Mortgagee, such policies also to insure against physical damage to such buildings and improvements arising out of peril covered thereunder; and

(vii) such other insurance that may be reasonably required from time to time by Mortgagee.

Terrorism insurance shall only be required if it is available in the State of Michigan, from carriers licensed in the State of Michigan, and if such coverage is customarily required by the Mortgagee in connection with similar loans on similar type projects. The insurance may be obtained through a blanket policy. If Mortgagor is required to obtain terrorism coverage, as provided above, but the cost of such coverage then available to Mortgagor exceeds 150% of the cost of the endorsement allocated to the Premises to additionally insure for acts of terrorism on the existing blanket policy which includes the Premises on the date hereof, the Mortgagor may, at its option, elect to prepay the loan in whole, but not in part, without premium or penalty. To avoid a prepayment, however, Mortgagee may rescind the requirement to carry terrorism insurance. Mortgagee acknowledges that Mortgagor's providing coverage against acts of terrorism (which is part of a blanket policy) on the date hereof shall not be an agreement by Mortgagor to continue to provide coverage, except for the agreement set forth in this paragraph.

(c) Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder.

7. Insurance Premium Deposits. It is further covenanted and agreed that for the purpose of providing funds with which to pay the premiums as the same become due on the policies of insurance as herein covenanted to be furnished by the Mortgagor, Mortgagor shall deposit with Mortgagee or the depositary referred to in Paragraph 4 hereof on the date of disbursement of the proceeds of the loan secured hereby and on the first day of each month following the month in which said disbursement occurred, an amount equal to the annual premiums that will next become due and payable on such policies less any amount then on deposit with the Mortgagee or such depositary, divided by the number of months to elapse thirty (30) days prior to the date when such premiums become delinquent. No interest shall be allowed to Mortgagor on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Mortgagee or such depositary.

8. Adjustment of Losses with Insurer and Application of Proceeds of Insurance.

(a) In case of loss or damage by fire or other casualty, Mortgagor shall immediately give Mortgagee and the insurance companies that have insured against such risks written notice of such occurrence.

(b) In case of loss or damage by fire or other casualty, Mortgagor shall, if no Event of Default then exists hereunder, have the sole and exclusive right to settle, compromise or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from, any and all losses payable under insurance policies to the extent the amount thereof does not exceed One Hundred Thousand and No/100 Dollars ($100,000.00), and all claims for losses in excess of said amount shall be settled, compromised or adjusted only with the mutual agreement of Mortgagor and Mortgagee and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) are payable or if an Event of Default exists hereunder, then in either of such events, Mortgagee is authorized to collect and receipt for any insurance proceeds. Insurance proceeds collected by Mortgagee as aforesaid, after deducting therefrom any expenses incurred in the collection thereof, shall, if requested by Mortgagor in writing within thirty
(30) days after the proceeds of insurance covering such damage or destruction become available, be made available to Mortgagor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Mortgagee's sole and absolute discretion is capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds which are to be provided by Mortgagor, are sufficient to restore the Premises, (iii) Mortgagee determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding; and (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both. In the event that Mortgagee makes said proceeds available to Mortgagor to pay the cost of rebuilding or restoring of the Improvements, such proceeds shall be made available in the manner and under the conditions that the Mortgagee may reasonably require to assure proper application of such proceeds. In the event such insurance proceeds are made available by the Mortgagee, the Mortgagor shall pay all costs incurred by Mortgagee in connection with the application of such insurance proceeds (including but not limited to reasonable costs incurred by Mortgagee, and a title company or agent approved by Mortgagee in overseeing the disbursement of such insurance proceeds). The Improvements shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the projected cost of rebuilding, repairing or restoring of the Improvements exceeds the sum of One Hundred Thousand and No/100 Dollars ($100,000), then insurance proceeds shall not be made available to Mortgagor unless and until Mortgagee has approved plans and specifications for the proposed rebuilding and restoration, which approval shall not be unreasonably withheld. If the proceeds are to be made available by Mortgagee to Mortgagor to pay the cost of said rebuilding or restoration, any surplus which may remain out of said insurance proceeds after payment of the costs of rebuilding or restoring the Premises shall, at the option of the Mortgagee, be applied on account of the Indebtedness or be paid to any party entitled thereto under such conditions as Mortgagee may reasonably require. No interest shall be allowed to Mortgagor on any proceeds of insurance held by Mortgagee.

(c) In the event proceeds of insurance are not made available to Mortgagor for the purpose of paying the cost of the rebuilding or restoring of the Improvements, Mortgagee, after deducting the costs of any collection, adjustment and compromise, shall apply such insurance proceeds in accordance with terms of the Note upon the Indebtedness, provided that any amount so applied by Mortgagee in reduction of the outstanding principal balance of the Note shall be credited to installments of principal in the inverse order of their maturity but no such application shall delay or postpone any installment payment of principal and interest under the Note

9. Observance of Lease Assignment.

(a) As additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, Mortgagor, as landlord, has assigned to Mortgagee, by that certain Assignment of Rents and Leases dated on or about this same date (the "Assignment of Rents"), all of Mortgagor's right, title and interest as landlord in and to all leases or other rights of use and or occupancy of any part of the Premises, both present and future (hereinafter collectively referred to as the "Leases") and all of the rents, issues and profits from the Leases or guaranties thereof (hereinafter collectively referred to as the "Rents").

(b) All Leases entered into after the date hereof are subject to the approval of Mortgagee as to form and content, which approval shall not be unreasonably withheld, and Mortgagor will not, without Mortgagee's prior written consent, make any Lease except in the ordinary course for actual occupancy by the tenant thereunder pursuant to a standard lease form approved by Mortgagee. As of the date hereof, Mortgagor has submitted to Mortgagee, and Mortgagee has approved, Mortgagor's standard lease form for the Premises, and as long as such approved form is used by Mortgagor for the Premises, no further approval of Mortgagee is required; provided, however, that (i) no Lease shall have a term of more than twenty-four (24) months, (ii) no Lease shall contain an option to purchase the Premises or any part thereof, and (iii) Mortgagee may, in the exercise of its reasonable discretion, require such modifications of or additions to such approved form at any time during the term of this Mortgage as it reasonably determines to be required to maintain the security intended to be afforded by the Assignment of Rents.

(c) Mortgagor will not, without Mortgagee's prior written consent: (i) execute an assignment or pledge of any Rents and/or any Leases; or (ii) accept any prepayment of any installment of any Rents more than thirty (30) days before the due date of such installment, and in any event no more than thirty (30) days in advance of the then current month.

(d) Mortgagor at its sole cost and expense will: (i) at all times promptly and faithfully abide by, discharge and perform all material covenants, conditions and agreements contained in all Leases, on the part of the landlord thereunder to be kept and performed; (ii) enforce or secure the performance of all material covenants, conditions and agreements of the Leases on the part of the lessees to be kept and performed, but except in the ordinary course of business Mortgagor shall not modify, amend, renew, extend, cancel, terminate or accept surrender of any Lease without the prior written consent of Mortgagee; (iii) appear in and defend any material action or proceeding arising under, growing out of or in any manner connected with the Leases or material obligations, duties or liabilities of landlord or of the lessees thereunder; (iv) upon written request of Mortgagee, transfer and assign to Mortgagee, any Lease or Leases heretofore or hereafter entered into, and make, execute and deliver to Mortgagee upon demand, any and all instruments required to effectuate said assignment; (v) furnish Mortgagee, within ten (10) days after a request by Mortgagee so to do, a written statement containing the names of all lessees, terms of all Leases, including the spaces occupied and the rentals payable thereunder; and (vi) exercise within five (5) days of any demand therefor by Mortgagee any right to request from the lessee under any Lease a certificate with respect to the status thereof.

(e) Nothing in this Mortgage or in any other documents relating to the loan secured hereby shall be construed to obligate Mortgagee, expressly or by implication, to perform any of the covenants of Mortgagor as landlord under any of the Leases assigned to Mortgagee or to pay any sum of money or damages therein provided to be paid by the landlord, each and all of which covenants and payments Mortgagor agrees to perform and pay.

(f) Mortgagor will not permit any Lease or any part thereof to become subordinate to any lien other than the lien hereof.

(g) Mortgagee shall have the option to declare this Mortgage in default because of a default of landlord in any Lease of the Premises unless such default is cured by Mortgagor pursuant to the terms of the Lease and within any applicable cure period or unless such default would not permit the tenant to terminate the Lease. It is covenanted and agreed that an Event of Default under the Assignment of Rents shall constitute an Event of Default hereunder on account of which the whole of the Indebtedness shall at once, at the option of the Mortgagee, become immediately due and payable without notice to the Mortgagor.

(h) Mortgagor shall not, and shall not permit any tenant to, conduct any on-site dry cleaning operations on the Premises.

10. Effect of Extension of Time; Stamp Tax.

(a) If the payment of the Indebtedness, or any part thereof, is extended or varied, or if any part of any security for the payment of the Indebtedness is released, or if any person or entity liable for the payment of the Indebtedness is released, or if Mortgagee takes other or additional security for the payment of the Indebtedness, or if Mortgagee waives or fails to exercise any right granted herein, or in the Note secured hereby, or in any other instrument given to secure the payment hereof, then all persons now or at any time hereafter liable for the payment of the Indebtedness, or any part thereof, or interested in the Premises shall be held to assent to such extension, variation, release, waiver, failure to exercise or the taking of additional security, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding such extension, variation, release, waiver, failure to exercise, or the taking of additional security.

(b) If, by the laws of the United States of America, or of any state having jurisdiction over Mortgagor, any tax is due or becomes due in respect of the issuance of the Note hereby secured and this Mortgage, Mortgagor covenants and agrees to pay such tax in the manner required by any such law. Mortgagor further covenants to reimburse Mortgagee for any sums which Mortgagee reasonably expends by reason of the imposition of any tax on the issuance of the Note secured hereby and this Mortgage.

11. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Premises are located deducting from the value of the Premises for the purpose of taxation any lien thereon, or imposing upon the Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagee's interest in the Premises, or the manner of collection of taxes, so as to affect this Mortgage or the debt secured hereby or the holders thereof, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee therefor if Mortgagee pays such taxes and submits proof of payment to Mortgagor; provided, however, that if in the opinion of counsel for Mortgagee: (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law; then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Indebtedness to be and become due and payable sixty (60) days from the giving of such notice, without the applicable Prepayment Premium (as defined in the Note).

12. Mortgagee's Performance of Defaulted Acts. Upon the occurrence of an Event of Default herein, Mortgagee may, but need not, and whether electing to declare the whole of the Indebtedness due and payable or not, and without waiver of any other remedy, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment or cure any default of Mortgagor as landlord in any Lease. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees, and any other monies advanced by Mortgagee in regard to any tax referred to in Paragraphs 10 and 11 hereof or to protect the Premises or the lien hereof, shall be additional Indebtedness and shall become immediately due and payable without notice and with interest thereon at the Default Rate of interest set forth in the Note. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any Event of Default on the part of Mortgagor.

13. Mortgagee's Reliance on Tax Bills, Etc. Mortgagee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relating to insurance premiums, may do so according to any bill or statement procured from the appropriate company without inquiry into the accuracy of such bill or statement; or (c) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

14. Acceleration of Indebtedness in Event of Default. It is expressly agreed by Mortgagor that time is of the essence hereof and that the whole of the Indebtedness shall become immediately due and payable without notice to Mortgagor at the option of the Mortgagee upon the occurrence of one or more of the following events (hereinbefore and hereinafter collectively referred to as "Events of Default" and individually referred to as an "Event of Default"), together with a prepayment premium in the amount, if any, required to be paid pursuant to the terms of the Note in the event of a prepayment:

(a) nonpayment of any monetary sum due hereunder within ten (10) days after the same shall become due; or

(b) default shall be made in the due observance or performance of the terms and conditions of Paragraph 6 hereof (Insurance) or Paragraph 29 hereof (Due on Sale or Further Encumbrance); or

(c) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Mortgagor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Mortgagee to Mortgagor or within such longer period of time, not exceeding an additional thirty (30) days, as may be reasonably necessary to cure such non-compliance if Mortgagor is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within an additional period of thirty (30) days; or

(d) the entry of a decree or order for relief by a court having jurisdiction in respect of Mortgagor, a general partner of Mortgagor if Mortgagor is a partnership, the beneficiary or beneficiaries of Mortgagor if Mortgagor is a trust, a managing member of Mortgagor if Mortgagor is a limited liability company, or any guarantor of the Note secured hereby (any of the foregoing parties being referred to herein as a "Key Party"), in any involuntary case under the federal bankruptcy laws now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for any Key Party or any substantial part of the property of any such Key Party, or for the winding up or liquidation of the affairs of any Key Party and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(e) the commencement by any Key Party, of a voluntary case under federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or any other similar laws or the consent by any such Key Party to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Key Party, or of any substantial part of the property of any such person or entity, or the making by any such Key Party of an assignment for the benefit of creditors or the failure of any such Key Party generally to pay the debts of any such Key Party as such debts become due, or the taking of action by any such Key Party in furtherance of any of the foregoing; or

(f) the death of any guarantor of the Note secured hereby, unless a beneficiary or beneficiaries of the decedent having a net worth or an aggregate net worth, as the case may be, greater than the net worth of the decedent upon the date hereof shall become liable by assumption under the guaranty within ten (10) days of the appointment of the executor or personal representative; or

(g) any warranty, representation, certification, financial statement, or other information furnished or to be furnished to Mortgagee by or on behalf of Mortgagor or any guarantor of the Note to induce Mortgagee to loan the money evidenced by the Note proves to have been inaccurate or false in any material respect when made; or

(h) any breach, default, event of default or failure of performance (however denominated) under the Note or any of the other Loan Documents and the expiration of any applicable cure period without the same having been cured; or

(i) Mortgagor shall be in default of, or in violation of, beyond any applicable grace period, any conditions, covenants or restrictions which benefit or burden the Premises.

Notwithstanding the foregoing, no Event of Default shall arise under subparagraph 14(a) unless Mortgagee shall provide written notice of such failure and permit Mortgagor to cure such failure within ten (10) days after the giving of such notice, provided, however, that in no event shall Mortgagee be required to provide such notice and allow such opportunity to cure more than one (1) time during any calendar year.

If, while any insurance proceeds or condemnation awards are being held by Mortgagee to reimburse Mortgagor for the cost of rebuilding or restoration of buildings or improvements on the Premises, Mortgagee shall accelerate the Indebtedness, then and in such event, the Mortgagee shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness and any excess held by it over the amount of Indebtedness then due hereunder shall be returned to Mortgagor or any other party entitled thereto without interest.

15.         Remedies.

(a)         Primary Remedies. If an Event of Default shall occur, Mortgagee may:
            declare the Indebtedness to be and the same shall be, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and without regard to the value of the Premises held as security for the Indebtedness or the solvency of any person liable for the payment of such Indebtedness; and/or exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Mortgagee may:

(i)   enter and take  possession of the Premises or any part thereof,  exclude
            Mortgagor and all persons claiming under Mortgagor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Mortgagee, either in the name of Mortgagor or otherwise, and upon such entry, from time to time, at the expense of Mortgagor and of the Premises, make all such repairs, replacements, alterations, additions or improvements thereto as Mortgagee may deem proper, and to lease the Premises or any part thereof at such rental and to such persons as it may deem proper and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof including, without limitation, those past due and those thereafter accruing, with the right of Mortgagee to terminate, cancel or otherwise enforce any Lease or sublease for any default that would entitle Mortgagor to terminate, cancel or enforce same and apply the same to the payment of all expenses which Mortgagee may be authorized to incur under the provisions of this Mortgage and applicable laws, the remainder to be applied to the payment, performance and discharge of the Indebtedness in such order as Mortgagee may determine until the same have been paid in full;

(ii) institute an action for the foreclosure of this Mortgage and the sale of the Premises pursuant to the judgment or decree of a court of competent jurisdiction;

(iii) sell the Premises to the highest bidder or bidders at public auction at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice except such as may be required by law;

(iv) take all action to protect and enforce the rights of Mortgagee under this Mortgage by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights;

(v)   exercise  any or all of the rights and  remedies  available to a secured party under the UCC, including the right to (A) enter the Premises and take possession of any personal property without demand or notice and without prior judicial hearing or legal proceedings, which Mortgagor hereby expressly waives, (B) require Mortgagor to assemble any personal property, or any portion thereof, and make it available to Mortgagee at a place or places designated by Mortgagee and reasonably convenient to both parties and (C) sell all or any portion of the personal property at public or private sale, without prior notice to Mortgagor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Mortgagee in its sole discretion may determine. As to any property subject to
            Article 9 of the UCC included in the Premises, Mortgagee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Mortgage and the rights and remedies that Mortgagee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Premises as one parcel or package of security. Mortgagor shall have the burden of proving that any such sale pursuant to the UCC was conducted in a commercially unreasonable manner;

(vi) terminate any management agreements, contracts, or agents/managers responsible, for the property management of the Premises, if in the sole discretion of Mortgagee such property management is unsatisfactory in any respect;

(vii) foreclose this Mortgage, at Mortgagee's option, by judicial or non-judicial foreclosure, for the entire unpaid amount of the Indebtedness, or only as to the sum past due, with interest and costs without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the Premises shall be sold subject to all remaining items of the Indebtedness and Mortgagee may again foreclose, in the same manner, as often as there may be any sum past due. In case of sale in any action or proceeding to foreclose this Mortgage, the Mortgagee shall have the right to sell the Premises covered hereby in parts or as an entirety. It is intended hereby to give to the Mortgagee the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

(viii) if an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Mortgagee shall have the right to institute proceedings, either judicial or non-judicial, at Mortgagee's option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as "Partial Foreclosure"), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding any Partial Foreclosure, Mortgagee may elect, at any time prior to sale pursuant to such Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the Premises pursuant to any such Partial Foreclosure for any other
            part  of  the  Indebtedness,   whether  matured  at  the  time  or
            subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

(b) Receiver. If an Event of Default shall occur, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Premises and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Indebtedness, the value of the Premises or the solvency of Mortgagor, either before or after any sale, and, Mortgagee may be appointed as such receiver. Such receiver shall have the power: (i) to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings whether by judicial or non-judicial foreclosure, and, in case of a sale and a deficiency, for such time when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, to the maximum time and extent permitted by law; (ii) to extend or modify any then existing Leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to leases to extend or renew terms to expire, beyond the maturity date of the Note and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the secured obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and
            (iii) all other powers which may be necessary or are usual in such case for the protection, possession, control, management, and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in the receiver's hands in payment in whole or in part of: (i) the Indebtedness and all obligations hereunder, or by any decree foreclosing this Mortgage, or in accordance with applicable non-judicial foreclosure provisions, any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree; and (ii) if this is a leasehold mortgage, all rents due or which may become due under the underlying lease.

(c) Sales by Parcels. In any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court, the Premises may be sold in one or more parts or parcels or as an entirety and in such order as Mortgagee may elect, without regard to the right of Mortgagor, or any person claiming under it, to the marshaling of assets. To the full extent permitted by law, Mortgagor waives the marshaling of assets.

(d) Effect of Sale. The purchaser at any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court shall take title to the Premises or the part thereof so sold free and discharged of the estate of Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Mortgagee, may purchase at any such sale. Mortgagee is hereby irrevocably appointed the attorney-in-fact of Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Premises or any portions thereof so sold and, for this purpose, Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, promptly upon Mortgagee's written request, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Mortgagor in, to and under the Premises, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Mortgagor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Mortgagor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

(e) Eviction of Mortgagor After Sale. If Mortgagor fails or refuses to surrender possession of the Premises after any sale thereof, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided, that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee or any purchaser of the Premises under any provision of this Mortgage or pursuant to any judgment or decree of court.

(f) Insurance Policies. In the event of a foreclosure sale pursuant to this Mortgage or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Mortgagor in and to all policies of insurance required under the provisions of this Mortgage shall inure to the benefit of and pass to the successor in interest of Mortgagor or the purchaser or grantee of the Premises or any part thereof so transferred.

(g) Foreclosure; Expense of Litigation. When the Indebtedness hereby secured, or any part thereof shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such Indebtedness or part thereof. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys' fees, appraiser's fees, actual costs of environmental reviews or audits, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Mortgagee may deem reasonably necessary either to prosecute such action or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this Paragraph mentioned and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorneys employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Note or the Premises, including appellate, probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Mortgage.

16. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, shall be applied:

(a) first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys' fees, environmental site assessors fees and costs, appraisers' fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Mortgagee in order to protect the lien or estate created by this Mortgage or the security afforded hereby including any expenses of entering, taking possession of and operating the Premises;

(b) then to the payment of any other Indebtedness in such order as Mortgagee may determine until the same have been paid in full; and

(c) any balance thereof shall be paid to Mortgagor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

17. Rights and Remedies Cumulative. Each right, power and remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy and no delay or omission of Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

18. Mortgagee's Right of Inspection. Mortgagee shall, upon reasonable notice to Mortgagor, have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

19. Condemnation. The Mortgagee may, at its option, in its own name (a) appear or proceed in any condemnation proceeding, and (b) make any compromise or settlement thereof, provided that so long as the Mortgagor promptly prosecutes any compromise or settlement thereof, the Mortgagor shall control any compromise or settlement proceeding with the result thereof being subject to the Mortgagee's approval. The Mortgagor shall give the Mortgagee immediate notice of the initiation of any condemnation proceeding, and a copy of every pleading, notice and other items served in any condemnation proceeding. Mortgagor hereby assigns, transfers and sets over unto the Mortgagee the entire proceeds of any award or any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation. Mortgagee may elect to apply the proceeds of the award upon or in reduction of the Indebtedness, whether due or not, or make said proceeds available for restoration or rebuilding of the Premises. In the event that Mortgagee elects, in Mortgagee's sole and absolute discretion, to make said proceeds available to reimburse Mortgagor for the cost of the rebuilding or restoration of the Improvements, such proceeds shall be made available in the manner and under the conditions that Mortgagee may require. In any event, the Improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Mortgagee prior to commencement of any building or restoration. If the proceeds are made available by Mortgagee to reimburse Mortgagor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Mortgagee be applied on account of the Indebtedness or be paid to any party entitled thereto. No interest shall be allowed to Mortgagor on the proceeds of any award held by the Mortgagee.

20.         Release  Upon  Payment and  Discharge  of  Mortgagor's  Obligations.
            Mortgagee shall release this Mortgage and the lien thereof by proper instrument upon payment and discharge of all Indebtedness including any prepayment premium provided for herein or in the Note secured hereby.

21.         Giving of Notice.

(a) All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices;
            (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

(b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

             Mortgagor:          ORP One L.L.C.
                                 c/o AIMCO
                                 Stanford Place 3
                                 4582 South Ulster Street Parkway
                                 Suite 1100
                                 Denver, Colorado  80237
                                 Attention:  Patti K. Fielding,
                                             Executive Vice President

             With a copy to:     Loeb & Loeb LLP
                                 1000 Wilshire Boulevard
                                 Suite 1800
                                 Los Angeles, California  90017
                                 Attention:  Susan V. Noonoo, Esq.

             Mortgagee:          Golden American Life Insurance Company
                                 c/o ING Investment Management LLC
                                 5780 Powers Ferry Road, NW, Suite 300
                                 Atlanta, Georgia  30327-4349
                                 Attention: Mortgage Loan Servicing Department

                   and to:       ING Investment Management LLC
                                 5780 Powers Ferry Road, NW, Suite 300
                                 Atlanta, Georgia  30327-4349
                                 Attention:  Real Estate Law Department

             With a copy to:     Kilpatrick Stockton LLP
                                 1100 Peachtree Street
                                 Suite 2800
                                 Atlanta, Georgia  30309-4530
                                 Attention:  J. William Veatch, III, Esq.

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

22. Waiver of Defense. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Note hereby secured.

23. Waiver of Statutory Rights. Mortgagor shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but to the extent lawfully allowed hereby waives the benefit of such laws. Mortgagor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. To the extent permitted by law, Mortgagor does hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, the trust estate and all persons beneficially interested therein and each and every person, acquiring any interest in or title to the Premises subsequent to the date of this Mortgage.

24. Furnishing of Financial Statements to Mortgagee. (a) Mortgagor covenants and agrees that it will keep and maintain books and records of account, or cause books and records of account to be kept and maintained in which full, true and correct entries shall be made of all dealings and transactions relative to the Premises, which books and records of account shall, at reasonable times during business hours and on reasonable notice, be open to inspection by Mortgagee and Mortgagee's accountants and other duly authorized representatives. Such books of record and account shall be kept and maintained on a cash basis.

(a) Mortgagor covenants and agrees to furnish, or cause to be furnished to Mortgagee, annually, within one hundred twenty (120) days following the end of each fiscal year of Mortgagor a copy of a report of the operations of the Premises, including a balance sheet and supporting schedules and containing a detailed statement of income and expenses and a current rent roll of the Premises. Mortgagor shall simultaneously deliver to Mortgagee a financial statement of Mortgagor, and each of its general partners if Mortgagor is a partnership, prepared in accordance with the accounting requirements set forth above, certified by Mortgagor, or an officer, manager or a general partner of any corporate, limited liability company or partnership Mortgagor. Each report or statement shall be certified as true, correct and complete by the individual managing member or chief financial officer of the party whom the request concerns. Notwithstanding the foregoing, Mortgagee shall have the right to require Mortgagor to provide quarterly income and expense statements which shall include current cash flow and receivables for the Premises, and to require Mortgagor to provide periodic updates on the rent roll so as to reflect current leasing of the Premises.

(b) If Mortgagor omits to deliver as required any report or statement required by this Paragraph 24, and said omission is not cured by Mortgagor within thirty
(30) days after written notice of such omission has been given by Mortgagee to Mortgagor, Mortgagee may elect, in addition to exercising any remedy for an Event of Default as provided for in this Mortgage, to make an audit of all books and records of Mortgagor including its bank accounts which in any way pertain to the Premises and to prepare the statement or statements which Mortgagor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent certified public accountant to be selected by Mortgagee. Mortgagor shall pay all reasonable expenses of the audit and other services, which expenses shall be secured hereby as additional Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Mortgage.

25. Filing and Recording Fees. Mortgagor will pay all filing, registration or recording fees and all reasonable expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county and municipal taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of said Note and this Mortgage.

26. Business Purpose. Mortgagor represents, covenants and agrees that all of the proceeds of the Note secured by this Mortgage will be used solely for business purposes and in furtherance of the regular business affairs of Mortgagor.

27. Exculpatory. The liability of the Mortgagor personally to pay the Note or any interest that may accrue thereon, or any Indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

28. Security Agreement. Mortgagor and Mortgagee agree that this Mortgage shall constitute a security agreement within the meaning of the UCC with respect to all sums on deposit with the Mortgagee with respect to insurance proceeds or condemnation proceeds ("Deposits") and with respect to any personal property and fixtures included in the definition herein of the word "Premises", which property may not be deemed to form a part of the real estate described in Exhibit "A" or may not constitute a "fixture" within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the "Collateral", and that a security interest in and to the Collateral and the Deposits is hereby granted to Mortgagee and the Deposits and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, all to secure payment of the Indebtedness and to secure performance by Mortgagor of the terms, covenants and provisions hereof. Upon the occurrence of an Event of Default under this Mortgage, Mortgagee, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event Mortgagee shall elect to proceed with respect to the Collateral separately from the real property, ten
(10) days' notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, reasonable attorneys' fees and legal expenses incurred by Mortgagee. Mortgagor agrees that, without the written consent of Mortgagee, Mortgagor will not remove or permit to be removed from the Premises any of the Collateral except that so long as the Mortgagor is not in default hereunder, Mortgagor shall be permitted to sell or otherwise dispose of the Collateral, when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Mortgagee shall be first in priority, it being expressly understood and agreed that all replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Mortgage and covered hereby. Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Collateral in reasonable detail. Mortgagor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Mortgagee otherwise consents, now are and will be free and clear of liens (other than the lien of taxes not yet due or payable), encumbrances or security interests of others. Mortgagor shall, upon demand execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee, and will do all such acts and things as Mortgagee may at anytime, or from time to time, reasonably request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due or payable), encumbrances, or security interests of others.

      This Mortgage also constitutes a financing statement for the purpose of the UCC and shall constitute a "fixture filing" under such statutes and shall be filed in the real estate records of the County in which the Land is located. For such purpose the name and address of the debtor and the secured party are as set forth below:

      Name of Debtor:                      ORP One L.L.C.

      Debtor's Mailing Address:            ORP One L.L.C.
                                           c/o AIMCO
                                           Stanford Place 3
                                           4582 South Ulster Street Parkway
                                           Suite 1100
                                           Denver, Colorado  80237

      Debtor's   Taxpayer   Identification 52-1864511
      Number:

      Debtor's Organization Number:        W3799962

      Address of Premise:                  16055 Knollwood Drive
                                           Dearborn, Michigan

      Name of Secured Party:               Golden   American   Life   Insurance
                                           Company

      Address of Secured Party:            Golden American Life Insurance
                                           Company
                                           c/o ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite
                                           300
                                           Atlanta, Georgia  30327-4349
                                           Attention:     Real    Estate    Law
                                           Department

This financing statement covers the Collateral. Some of the items or types of property comprising the Collateral are or are to become fixtures on the real property described in this Mortgage. Mortgagor is the record owner of the real property described herein upon which the foregoing fixtures and other items and types of property are located.


      Mortgagor hereby represents and warrants to Mortgagee, and covenants and agrees with Mortgagee as follows:

(a) Mortgagor shall not merge or consolidate into, or transfer any of the Collateral to, any other entity or person without the prior written consent of the Mortgagee.

(b) Mortgagor shall not change its name unless it has given Mortgagee sixty (60) days prior written notice thereof and executed and authorized at the request of Mortgagee, such additional financing statements to be filed in such jurisdiction as the Mortgagee may deem necessary or desirable in its sole discretion.

(c) It shall be an Event of Default hereunder if any amendment to or termination of a financing statement naming the Mortgagor as debtor and the Mortgagee as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Mortgagee or its counsel without the prior written consent of the Mortgagee.

(d) Mortgagor hereby authorizes the Mortgagee, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements in such jurisdictions as the Mortgagee may deem necessary or desirable in order to perfect the security interest granted by the Mortgagor under this security agreement.

29.         Due on Sale or Further Encumbrance.

(a) If, without the Mortgagee's prior written consent, (i) the Premises or any part thereof or any interest in the Premises or the Mortgagor is sold or conveyed; (ii) title to the Premises or any interest therein is divested; (iii) the Premises or any ownership interest in the Mortgagor is further encumbered or pledged; (iv) any Lease having a term of more than two (2) years or which gives the lessee any option to purchase the Premises or any part thereof is entered into, or, (v) without limiting the generality of clause (i) above, the ownership of shares of the Mortgagor, if a corporation, or of any corporate general partner of Mortgagor, if a partnership, or the general partnership interests in any partnership which is a general partner of Mortgagor, or any membership interest in a Mortgagor which is a limited liability company, or any beneficial or fiduciary interest in any Mortgagor which is a trust or trustee, is sold or conveyed, the Mortgagee shall at its sole discretion be entitled to accelerate the Indebtedness and declare the then unpaid principal balance and all accrued interest and other sums due and payable under the Note due and payable and exercise all remedies available to Mortgagee under the Loan Documents. The Mortgagor understands that the present ownership of the Premises and Improvements will be a material inducement to Mortgagee in the making of the Loan secured by this Mortgage. Any consent by Mortgagee to a change in ownership or to a change in the composition of the Mortgagor may be conditioned upon payment of a transfer fee equal to one percent (1%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the unpaid balance of the Indebtedness to a then-current market rate, and/or other terms and conditions as Mortgagee may impose in its sole discretion. Mortgagee's prior written consent shall not be required, however, for the transfers set forth in subparagraph 29(d) below.

(b) Notwithstanding the foregoing subparagraph 29(a), Mortgagee will permit one transfer of the Premises, provided: (i) the transferee has a financial and credit standing and management expertise reasonably acceptable to Mortgagee; (ii) assumption documents in form and substance satisfactory to Mortgagee are executed by the transferee; (iii) Mortgagee is paid a transfer fee equal to one percent (1%) of the then outstanding indebtedness and Mortgagor reimburses Mortgagee all fees and expenses associated with the transfer including legal fees; (iv) Mortgagee receives an endorsement to the Mortgagee's title policy, in form and substance acceptable to Mortgagee; and (v) at Mortgagee's option, Mortgagee receives opinions of counsel, and Mortgagor and transferee authorization documents, in form and substance acceptable to Mortgagee. Further, Mortgagee, in its sole judgment and discretion, may require individuals specifically named by Mortgagee to deliver to Mortgagee an Environmental Indemnification Agreement on Mortgagee's standard form. The rights granted to Mortgagor in this subparagraph 29(b) are personal to Mortgagor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release the Mortgagor or any guarantors from any liability to the Mortgagee without the prior written consent of Mortgagee, which consent may be given or withheld in Mortgagee's sole discretion, but if given, may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Mortgagee deems necessary, execution by the principals of the transferee of Mortgagee's standard Environmental Indemnification Agreement and such other requirements as Mortgagee may deem appropriate in its discretion.

(c) Notwithstanding the foregoing subparagraph 29(a) Mortgagee will permit the following transfers of ownership interests in Mortgagor without the 1% fee or any change in the Loan terms provided that:
            (i) no Event of Default shall have occurred or be continuing hereunder or under the Loan Documents; (ii) Mortgagee is promptly notified of such proposed transfer and provided with such documentation evidencing the transfer and identity of the transferee as reasonably requested by Mortgagee; (iii) assumption documents, if deemed necessary by the Mortgagee, in a form that is acceptable to Mortgagee are executed by the transferee; and (iv) Mortgagor reimburses Mortgagee for all fees and expenses including reasonable attorney's fees associated with Mortgagee's review and documentation of the transfer:

(i) Any ownership interest in the Mortgagor may be transferred upon the death of the owner of said interest but only by will or intestacy; and

(ii) Any ownership interest in the Mortgagor may be voluntarily sold, transferred, conveyed or assigned for estate planning purposes to immediate family members or to a family trust, provided that at all times there exists a minimum of 51% ownership and control of the Premises and the Mortgagor by parties owning an ownership interest in Mortgagor as of the date hereof. "Immediate family members" shall mean the spouse, children, grandchildren, siblings, and the siblings' children, of each holder of an ownership interest in Mortgagor, as of the date hereof, or a trust for the benefit of one or more of any such persons.

(d) Notwithstanding the foregoing subparagraph 29(a), Mortgagee will permit the following transfers of ownership within the Mortgagor entity, Leases of the Premises or transfers of Personalty without the 1% fee or change in the Loan terms and without the Mortgagee's prior consent:

(i) the grant of a leasehold interest in an individual apartment unit for a term of two (2) years or less provided that such Lease contains no options to purchase the Premises, any portion of the Premises or any apartment unit;

(ii) a transfer of obsolete or worn out Personalty or fixtures or equipment that are contemporaneously replaced by items of equal or better function, quality and value which are free of liens, encumbransces and security interests other than those created by the Loan Documents or expressly consented to by Mortgagee in writing (no such consent being implied hereby);

(iii) any membership interest in the Mortgagor entity may be voluntarily sold, transferred, conveyed or assigned to another entity owning a membership interest in the Mortgagor as of the date of closing;

(iv) any limited partnership interest in Oxford Residential Properties I Limited Partnership ("Residential LP") other than the 21% limited partnership interest owned by ORP Acquisition Partners Limited Partnership ("ORP APLP") may be voluntarily sold, transferred, conveyed or assigned to any person, party or entity provided that at all times, Residential LP is (1) controlled directly or indirectly by AIMCO Properties, L.P. and (2) owned at least 23% directly or indirectly by AIMCO Properties, L.P.; or

(v) any general partnership interest in Residential LP and any limited partnership interest in Residential LP owned by ORP APLP may be voluntarily sold, transferred, conveyed or assigned to any person, party or entity, provided that at all times such interest is directly or indirectly owned and controlled 100% by AIMCO Properties, L.P.

(e) Notwithstanding the terms of this Paragraph 29 to the contrary, Mortgagor may encumber the Premises with a sole additional mortgage, subordinate in every respect to the lien and interest of this Mortgage, for the purpose of securing secondary indebtedness (the "Subordinate Financing"), provided that:

(i) the subordinate mortgage, the documentation for the Subordinate Financing, and the form and terms of the Subordinate Financing are satisfactory in all respects to Mortgagee;

(ii) all such documentation as Mortgagee may reasonably require shall be submitted to Mortgagee including, but not limited to, operating statements of the Premises for the previous three (3) Loan Years (a "Loan Year" is a period of twelve consecutive months commencing on the date hereof if it is the first of the month and otherwise commencing on the first day of the month immediately following the date hereof, and the first Loan Year shall include the period, if any, between the date hereof and the commencement date of the first Loan Year) and a pro forma operating statement for the current Loan Year, and a then - current MAI appraisal of the Premises, provided at Mortgagee's expense, by an appraiser approved by Mortgagee;

(iii) the Net Operating Income (for the purpose of this subparagraph 29(e), Net Operating Income shall mean gross cash operating receipts from the Premises less normal and customary operating expenses incurred in the operation, management, and maintenance of the Premises) shall not be less than one hundred thirty percent (130%) of the combined aggregate of the Indebtedness and Subordinate Financing debt service payments (the Subordinate Financing must begin amortizing upon funding);

(iv) the total of the outstanding principal balance of the Indebtedness and the Subordinate Financing does not exceed seventy-five percent (75%) of the value of the Premises as established by the then-current MAI appraisal;

(v)   the mortgagee of the mortgage  securing the Subordinate  Financing shall
            expressly   acknowledge  the  priority  of  the  debt,  liens  and
            security  interests  of the  Indebtedness  and  agree  to  provide
            Mortgagee   with   written   notice  of  any  default   under  the
            Subordinate Financing in a subordination agreement in form and substance satisfactory to Mortgagee. Mortgagor shall pay any fees, costs or expenses, including reasonable attorneys' fees,
            incurred  by  Mortgagee  in   connection   with  the   Subordinate
            Financing;
(vi)        any default  which is not cured during any  applicable  cure periods
            under  the  Subordinate   Financing  shall  at  Mortgagee's   option
            constitute an Event of Default under this Mortgage and the other Loan Documents;

(vii) if previously waived, Mortgagee shall have the right to reinstate escrow payments for taxes and insurance premiums; and

(viii) no Event of Default shall then exist under this Mortgage or any of the Loan Documents.

30. Environmental Matters; Notice; Indemnity. Mortgagor covenants and agrees as follows:

(a) For purposes of this Mortgage, the following definitions shall apply:

(i)   The term  "Environmental  Law" means and includes any federal,  state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following (and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq. ("RCRA"); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation of the Premises.

(ii) The term "Hazardous Substance" means and includes: (1) those substances included within the definitions of "hazardous substances", "hazardous materials", "hazardous waste", "pollutants", "toxic substances" or "solid waste" in any Environmental Law; (2) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto);
            (3) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (4) any material, waste or substance which is any of the following: (A) asbestos; (B) polychlorinated biphenyl; (C) designated or listed as a "hazardous substance" pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (D) explosive; (E) radioactive; (F) a petroleum product; (G) infectious waste, or (H) mold or mycotoxins. As used herein the term "mold or mycotoxins" shall mean and include mycotoxin producing molds in amounts sufficient to create a health risk to humans. . Notwithstanding anything to the contrary herein, the term "Hazardous Substance" shall not include commercially sold products otherwise within the definition of the term "Hazardous Substance", but (X) which are used or disposed of by Mortgagor or used or sold by tenants of the Premises in the ordinary course of their respective businesses, (Y) the presence of which product is not prohibited by applicable Environmental Law, and (Z) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

(iii) The term "Enforcement or Remedial Action" means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

(iv) The term "Environmental Liability" means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys' fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

(b) Mortgagor, its successors and assigns, after reasonable inquiry, covenants, warrants and represents that, except as set forth in the Phase I Environmental Site Assessment EMG Project No. 103413, dated April 30, 2003, prepared by EMG, Inc., that:

(i) No Hazardous Substances have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape or migrate, or shall threaten to be injected, emptied, poured, leached, or spilled on or from the Premises.

(ii) No asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on, or disposed of on the Premises.

(iii) No polychlorinated biphenyls ("PCBs") are or will be located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device.

(iv) No underground storage tanks are or will be located on the Premises or were located on the Premises and subsequently removed or filled.

(v) No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened, anticipated or in existence with respect to the Premises.

(vi) The Premises and Mortgagor's operations at the Premises are in compliance with all applicable Environmental Laws including without limitation any, state and local statutes, laws and regulations. No notice has been served on Mortgagor, or any subsidiary of Mortgagor, from any entity, government body, or individual claiming any violation of any law, regulation, ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received subsequent to the date hereof shall be forwarded to Mortgagee within three (3) days of their receipt.

(vii) The Mortgagor has no knowledge of the release or threat of release of any Hazardous Substances from any property adjoining or in the immediate vicinity of the Premises.

(viii) No portion of the Premises is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. ss. 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

(ix) There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Premises that exceed background ambient air levels.

(x) To the best of Mortgagor's knowledge, there have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Premises.

(c)         Mortgagor will give prompt written notice to Mortgagee of:

(i) any proceeding, known investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Substance on, under or about the Premises or the migration thereof to or from adjoining property;

(ii) all claims made or threatened by any individual or entity against Mortgagor or the Premises relating to any loss or injury allegedly resulting from any Hazardous Substance; and

(iii) the discovery by Mortgagor of any occurrence or condition on any real property adjoining or in the vicinity of the Premises which might cause the Premises or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

(d) Mortgagee shall have the right and privilege to: (i) join in and participate in, as a party if it so elects, any one or more legal proceedings or actions initiated with respect to the Premises; and to (ii) have all costs and expenses thereof (including without limitation Mortgagee's reasonable attorneys' fees and costs) paid by Mortgagor.

(e) Mortgagor, for itself and its successors and assigns, agrees to protect, defend, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, contractors, sub-contractors, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, losses, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys' fees and expenses, including but not limited to those arising out of loss of life, injury to persons, property or business or damage to natural resources in connection with the activities of Mortgagor, its predecessors in interest, third parties who have trespassed on the Premises, or parties in a contractual relationship with Mortgagor, and any of them, whether or not occasioned wholly in part by any condition, accident or event caused by any act or omission of Mortgagee, the foregoing being collectively referred to as "Claims", which:

(i) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Premises; or

(ii) actually or allegedly arise out of, in connection with the Premises, the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of Hazardous Substances in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances; or

(iii) arise out of the breach of any covenant, warranty or representation contained in any statement or other information given by Mortgagor to Mortgagee relating to environmental matters; or

(iv) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law.

Mortgagor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Mortgagee described in this subparagraph
(e), shall hold Mortgagee harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this subparagraph (e).

Mortgagor's indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Loan and/or the repayment of the indebtedness evidenced by the Note, including, but not limited to, any foreclosure on this Mortgage or acceptance of a deed in lieu of foreclosure; it being agreed that the indemnity given herein is independent of the Indebtedness and the documents securing the Indebtedness. Mortgagor's indemnifications and representations shall not extend to any Hazardous Substances which first originate on the Premises subsequent to Mortgagee's succession to title by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure.

(f) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, both as determined by an independent environmental consultant selected by Mortgagee under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Premises or any portion thereof, Mortgagor shall within thirty
(30) days after written demand by Mortgagee for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Mortgagee (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Mortgagee. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Mortgagee's counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Mortgagor. If Mortgagor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Mortgagee may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Mortgagee's counsel), shall be paid by Mortgagor to Mortgagee forthwith after demand and shall be a part of the Indebtedness.

(g) If recommended by any environmental report, assessment or audit of the Premises, Mortgagor shall establish and comply with an operations and maintenance program with respect to the Premises, in form and substance reasonably acceptable to Mortgagee, prepared by an environmental consultant reasonably acceptable to Mortgagee, which program shall address any asbestos containing material or lead based paint that may now or in the future be detected at or on the Premises. Without limiting the generality of the preceding sentence, Mortgagee may require (i) periodic notices or reports to Mortgagee in form, substance and at such intervals as Mortgagee may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Mortgagee's sole expense, supplemental examination of the Premises by consultants specified by Mortgagee,
(iv) access to the Premises by Mortgagee, its agents or servicer, to review and assess the environmental condition of the Premises and Mortgagor's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

31. ERISA Representation and Warranty. Mortgagor hereby represents and warrants and agrees that as of the date hereof and the date of closing of the Loan, none of the investors in or owners of the Mortgagor is an employee benefit plan as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974 as amended, a plan as defined in Section 4875(e)(1) of the Internal Revenue Code of 1986 as amended, nor an entity the assets of which are deemed to include plan assets pursuant to Department of Labor regulation Section 25100.-101 (the "Plan Asset Regulation"). Mortgagor further represents, warrants and agrees that at all times during the term of the Loan, Mortgagor shall not be deemed to include plan assets. If at any time during the entire term of the Loan any of the investors in or owners of Mortgagor shall include a plan or entity described in the first sentence of Paragraph 31, Mortgagor shall as soon as reasonable possible following an investment by such plan or entity, provide Mortgagee with an opinion of counsel reasonably satisfactory to Mortgagee indicating that the assets of Mortgagor are not deemed to include plan assets pursuant to the Plan Assert Regulation. In lieu of such opinion, the Mortgagee may in its sole discretion accept such other assurances from Mortgagor as are necessary to satisfy Mortgagee in its sole discretion that the assets of Mortgagor are not deemed to include plan assets pursuant to the Plan Regulation. Mortgagor understands that the representations and warranties herein are a material inducement to Mortgagee in the making of the Loan requested by Mortgagor, without which Mortgagee would be unwilling to proceed with funding of the Loan.

32. Substitution of Loan. Notwithstanding the provisions of the Note regarding the Prepayment Premium (as defined therein) and the provisions of Paragraph 29 of this Mortgage, Mortgagor may request that Mortgagee permit Mortgagor to prepay the Loan in full at par from the proceeds of a substitute first mortgage loan ("Substitute Loan") to be funded by Mortgagee to Mortgagor and secured by a substitute property owned in fee simple as provided below (which was not previously another property in the Loan) ("Substitute Premises") and to obtain a release of the Premises from the Loan Documents upon and subject to the following terms and conditions ("Substitution"):

(a) Mortgagor must submit a written request ("Substitution Request") to Mortgagee for the proposed Substitute Loan identifying the proposed Substitute Premises at least ninety (90) days prior to the proposed closing date for the Substitution. Mortgagee shall evaluate the request for the proposed Substitute Loan and the proposed Substitute Premises in its sole discretion pursuant to its then customary underwriting and pricing criteria. The amount of the Substitute Loan requested must be at least the amount of the unpaid principal balance of this Loan. Mortgagee may review such items as it may require in its sole discretion, including, but not limited to, location, occupancy, lease term, rollover, tenant exposure, tenant's credit.

(b) The owner of the  Substitute  Premises  (and borrower  under the  Substitute
Loan) must be either (i) the Mortgagor (such that the Substitute Premises is owned 100% by the same borrower entity as owned the Premises at the time immediately prior to closing of the Substitution), or (ii) a single asset affiliate of Mortgagor having the identical beneficial ownership structure and management control as the Mortgagor.

(c) The Substitute Premises must be of the same nature and character as the Premises, which must be an apartment complex. Under no circumstances shall Mortgagee permit any special purpose properties (for example, hotels, motels, mobile home parks, health or senior care facilities). The Substitute Premises must be located in the continental United States.

(d) Mortgagee in its sole discretion shall acknowledge within ten (10) business days of the Mortgagee's receipt of the Substitution Request whether the proposed Substitute Premises appears to be acceptable to permit the Substitution. If in the Mortgagee's sole discretion it is determined that the proposed Substitute Premises is equal to or greater in quality than the Premises, then Mortgagee, through its loan correspondent, GMAC Commercial Mortgage, will process the Mortgagor's formal request to make the Substitute Loan. The proposal will be reviewed by and presented to Mortgagee's and ING Investment Management LLC's investment review committee pursuant to each of their then current commercial mortgage loan policies, practices, standards and procedures for approval in their sole and absolute discretion. If the investment review committee approves the formal request for Substitute Loan and Substitute Premises, the Substitution will be subject to the other conditions outlined herein.

(e) No more than one (1) Substitution Request shall be considered and closed during the entire term of the Loan and Substitute Loan.

(f) Mortgagor shall pay a processing fee to Mortgagee equal to $25,000 ("Processing Fee") at closing of each and every approved Substitution. A "Substitution Deposit" of $5,000 shall be required with submission of the Substitution Request, which deposit shall be applied to the Processing Fee at closing of the Substitution. The Substitution Deposit and Processing Fee contemplated by this subsection are in addition to outside counsel attorneys' fees and expenses incurred in the preparation, negotiation, documentation, due diligence review and closing of such Substitution.

(g) All improvements on the Substitute Premises shall have been completed in a good and workmanlike manner and in compliance, in all material respects, with all applicable governmental requirements prior to closing of the Substitution. The Substitute Premises must be lien free and all land, improvements and personal Premises paid for in full.

(h) The appraised fair market "As Is" value of the Substitute Premises shall be equal to or greater than the greater of (i) the then appraised fair market value, or gross sales proceeds, as the case may be, of the Premises and (ii) the original appraised value of the Premises as set forth in the appraisal delivered to Mortgagee in connection with the closing of this Loan. The fair market "As Is" value of the Premises and Substitute Premises shall be determined by a firm of appraisers selected by GMAC Commercial Mortgage and approved by the Mortgagee, based on an MAI appraisal satisfactory to Mortgagee, dated not more than ninety (90) days prior to the closing of the Substitution Loan. All costs of such appraisals shall be paid by the Mortgagor on or prior to the closing of the Substitution Loan.

(i) The actual net operating income relating to the Substitute Premises (based upon the trailing twelve (12) month financial results or such shorter period, as Mortgagee deems appropriate, for a Substitute Premises opened for less than one year) shall equal or exceed the actual net operating income relating (based upon the trailing twelve (12) month financial results or such shorter period, as Mortgagee deems appropriate, for the Substitute Premises opened for less than one year) to the Premises.

(j) Mortgagee's outside counsel shall prepare and Mortgagor shall executed a new note, mortgage, assignment of rents and leases, loan agreement, environmental indemnities, tax and insurance escrows, borrower's certificate, and all other loan documents Mortgagee shall deem appropriate, including, but not limited to, modification of the existing Loan Documents (all of which shall be substantially in the form of the applicable documents executed in connection with the Loan with such changes thereto as Mortgagee reasonably deems appropriate to reflect the terms and circumstances of the Substitution Loan and Substitute Premises) (collectively, the "Substitute Loan Documents").

(k) Mortgagor shall be required to supply for Mortgagee's review and approval due diligence materials prior to closing of the Substitution Loan including those items contained in this Application Letter as a requirement for closing of this Loan, and such other materials as may then be customarily required as part of its then current commercial loan closing policies, procedures, standards and practices for properties of similar type and in similar locations as the Substitute Premises, including, without limitation, a current as-built ALTA survey, proof of adequate insurance, title insurance in conformance with the title policy issued and delivered to Mortgagee relating to the closing of the Loan, proof of compliance with governmental regulations, tenant estoppel certificates, and subordination, non-disturbance and attornment agreements. At the Mortgagors' sole cost and expense, Mortgagee shall receive for review and approval all additional due diligence materials in any way relating to the Substitute Premises, including but not limited to, an MAI appraisal, hazardous substance report, engineer report and seismic report as required by Mortgagee in its sole discretion. The items listed in this section are not exhaustive.

(l) The Substitute Loan Documents, financing statements and other instruments required to perfect the liens in the Substitute Premises and all collateral under such documents shall have been recorded, registered and filed (as applicable) in such manner as may be required by law to create a valid, perfected lien and security interest with respect to the Substitute Premises and the personal Premises related thereto. The liens created by the Substitute Loan Documents shall be first liens and security interests on the Substitute Premises and the personal Premises related thereto, subject only to such exceptions as Mortgagee shall approve in its sole discretion. At closing of the Substitution Loan, the Mortgagor (or other new borrower permitted under subparagraph 32 (b) above) shall have good and marketable title to the Substitute Premises and good and valid title to any personal Premises located thereon or used in connection therewith, in each case satisfactory to the Mortgagee.

(m) Mortgagee shall have received (1) a consent to the Substitution by any "Carve-Out" or other guarantors or indemnitors on the Loan in addition to Mortgagor and (2) such other instruments and agreements and such certificates and opinions of counsel, in form and substance satisfactory to the Mortgagee in connection with such Substitution as it may reasonably request.

(n) Mortgagor shall consider all implications for documentary stamp and intangibles taxes on the Substitution Loan that shall arise in connection with such Substitution. Mortgagee shall require payment of all such documentary stamp and intangibles taxes required by law and authorities having jurisdiction as a condition of closing the Substitution Loan in the jurisdiction where the Substitute Premises is located regardless of whether the taxing authority imposes taxes duplicative of those incurred at the original closing of the Loan where the Premises is located.

(o) No default or Event of Default shall have occurred and be continuing hereunder or under any other Loan Documents on the date of Substitution Request or at closing of the Substitution Loan.

(p) Mortgagee shall be satisfied that no material adverse change in the financial condition, operations or prospects of Mortgagor and its managers and other major principals has occurred after closing of this Loan. Mortgagee shall be entitled to request copies of financial statements and such other financial information as it shall reasonably require in order to assess the financial status of the Mortgagor (or new borrower permitted pursuant to subparagraph 32(b) above) and to determine and/or estimate the solvency of such entity prior to and following the closing of the Substitution. Mortgagee shall not be required to close a proposed Substitution in the event it reasonably determines that Mortgagor (or the new borrower under subparagraph 32(b) above) is or, upon completion of the Substitution, may become insolvent within the meaning of the term under the federal bankruptcy code.

(q) The Mortgagor shall pay all reasonable out-of-pocket costs and expenses incurred in connection with any such Substitution and the reasonable out-of-pocket fees and expenses incurred by Mortgagee, its outside counsel and its loan correspondent and loan servicer in connection therewith. Without limiting the generality of the foregoing, the Mortgagor shall, in connection with, and as a condition to, each Substitution, pay the reasonable fees and expenses of Mortgagee's counsel, the reasonable fees and expenses of Mortgagee's engineers, appraisers, construction consultants, insurance consultants and other due diligence consultants and contractors, recording charges, title insurance charges, and stamp and/or mortgage or similar taxes, transfer taxes.

33. Captions. The captions or headings preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

34. No Waiver; Modifications in Writing. No failure or delay on the part of Mortgagee in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Mortgage, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof. Any amendment, modification or supplement of or to any provision of this Mortgage, any waiver of any provision of this Mortgage, and any consent to any departure from the terms of any provision of this Mortgage, shall be effective only in the specific instance and for the specific purpose for which made or given.

35. Relationship. Mortgagee is only a lender under the Loan Documents, and nothing contained in this Mortgage or the other Loan Documents and no action taken by the parties pursuant hereto shall be deemed to constitute the Mortgagee and any other of the parties to any of the Loan Documents a partnership, an association, a joint venture or other entity, nor constitute Mortgagee as a fiduciary for any of the parties.

36. Governing Law. This Mortgage shall be governed by the laws (excluding conflicts of laws rules) of the state in which the Premises is located.

37. Time of Essence. Time is of the essence in the performance by the parties of this Mortgage.

38. Construction. Mortgagor has been represented by its own counsel in this transaction, and this Mortgage shall not be construed more strongly against any party regardless of who was more responsible for its preparation.

39. Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Mortgage and not to any particular section, paragraph or provision. The term "person" and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

40. Integration. This Mortgage, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Mortgagor, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

41. General Indemnification.

(a) To the maximum extent allowed by applicable law, Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; (iv) any failure of the Premises to be in compliance with any applicable laws; (v) any and all claims, demands or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (vi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Mortgage. Any amounts payable to Mortgagee by reason of the application of this Paragraph shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Mortgagee until paid. The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense). The term "Indemnified Parties" shall mean (i) Mortgagee, (ii) any prior owner or holder of the Note, (iii) any servicer or prior servicer of the Loan, (iv) any participant or any prior participant in any portion of the Loan, (v) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any participant or other third party, (vi) any receiver or other fiduciary appointed in a foreclosure or other collection proceeding, (vii) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and
(viii) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan.

(b) Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Mortgagor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

(c) Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Mortgage, the Note or any of the other Loan Documents.

42. Miscellaneous.

(a) This Mortgage and all provisions hereof shall extend to and be binding upon Mortgagor and its heirs, successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Mortgagor (but this clause shall not be construed as constituting the consent by Mortgagee to the transfer of any interest in the Premises), and the word "Mortgagor" when used herein shall include any such person and all persons liable for the payment of the Indebtedness or any part thereof, whether or not such persons shall have executed said Note or this Mortgage. The word "Mortgagee", when used herein, shall include the successors and assigns of Mortgagee, and the holder or holders, from time to time, of the Note secured hereby. In addition, in the event Mortgagor is a land trust or similar entity, the term "Mortgagor" as used herein shall include the beneficiary or beneficiaries of such land trust or similar entity.

(b) In the event one or more of the provisions contained in this Mortgage or the Note secured hereby, or in any other security documents given to secure the payment of the Note secured hereby, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

(c) The Mortgagor will, from time to time, upon ten (10) business days' prior written request from Mortgagee, make, execute, acknowledge and deliver to Mortgagee such supplemental mortgages, certificates and other documents, including without limitation UCC financing statements, as may be necessary for better assuring and confirming unto Mortgagee any of the Premises, or for more particularly identifying and describing the Premises, or to preserve or protect the priority of this Mortgage lien, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Mortgagee to carry out the intentions of this Mortgage.

(d) Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, no building or other Improvement on the Premises shall rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Mortgagor shall not by act or omission impair the integrity of the Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this paragraph shall be void.

(e) Mortgagor will, from time to time, upon ten (10) business days' prior written request by Mortgagee, execute, acknowledge and deliver to Mortgagee, a certificate stating that this Mortgage is unmodified and in full force and effect (or, if there have been modifications, that this Mortgage is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. The estoppel certificate from Mortgagor shall also state to the best knowledge of Mortgagor whether any offsets or defenses to the Indebtedness exist and if so shall identify them.

(f) The Note secured  hereby  includes  provisions  for the assessment of a Late
Charge, as defined therein. Said Late Charge shall be secured hereby as Indebtedness, as that term is used herein.

(g) Mortgagee shall have the right and option to exercise power of sale or to commence a civil action to foreclose this Mortgage and to obtain a decree of foreclosure. The failure to join any tenant or tenants as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Mortgagor as a defense in any civil action instituted to collect the Indebtedness , or any part thereof, or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

(h) At the option of Mortgagee, this Mortgage shall become, subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any one or more, or to all, Leases upon the execution by Mortgagee and recording or registration thereof, at any time hereafter, in the Office of the Recorder in and for the county wherein the Premises are situated, or such other office as determined by Mortgagee, of a unilateral declaration to that effect.

(i) In the event that maturity of the Indebtedness is accelerated by Mortgagee because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Mortgagor in the amount necessary to satisfy the Indebtedness at any time prior to judicial confirmation or other conclusion if confirmation is not required, of a foreclosure sale or sale under a power of sale, then such tender shall constitute a prepayment under the Note and shall, to the extent specified in the Note, require payment of the prepayment premium provided for in the Note.

(j) All agreements between Mortgagor and Mortgagee (including, without limitation, those contained in this Mortgage and the Note) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Mortgagee exceed the highest lawful rate of interest permissible under the laws of the State of Michigan. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Note or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of the State of Michigan; and if for any reason whatsoever Mortgagee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal Indebtedness (whether or not then due and payable) and not to the payment of interest.

(k) Mortgagor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the loan for which the Note is given will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation G of the Board of Governors of the Federal Reserve System (12 CFR Part 207) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

(l) Mortgagor shall exert its best efforts to include a "no lien" provision in any property management agreement hereafter entered into by Mortgagor or its beneficiary with a property manager for the Premises, whereby the property manager waives and releases any and all mechanics' lien rights that he, or anyone claiming through or under such manager, may have. Such property management agreement containing such "no lien" provision or a short form thereof shall, at Mortgagee's request, be recorded in the Office of the Recorder in and for the County wherein the Premises is situated, or such other office as reasonably requested by Mortgagee.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. MORTGAGOR
ACKNOWLEDGES AND AGREES THAT THERE ARE NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT AND NO SUCH OTHER TERMS AND PROVISIONS MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

Mortgagor acknowledges receipt of a copy of this instrument at the time of execution hereof.



                 [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the Mortgagor has executed this instrument the day and year first above written.

                                         MORTGAGOR:

                                         ORP ONE L.L.C., a Maryland limited
                                         liability company

                                         By:    ORP CORPORATION I, a Maryland
                                                corporation, its Managing Member


                                                By:  /s/Patti K. Fielding
                                                     Name:  Patti K. Fielding
                                                     Title:   Executive   Vice
                                                     President

                                                    (CORPORATE SEAL)


STATE OF COLORADO       )
                        ) SS.
COUNTY OF DENVER        )

      The foregoing instrument was acknowledged before me this 7th day of May, 2003 by Patti K. Fielding, as Executive Vice President of ORP CORPORATION I, a Maryland corporation, the Managing Member of ORP ONE L.L.C., a Maryland limited liability company, on behalf of said limited liability company .

                                                      /s/Cathleen M. O'Donnell
                                                                 Notary Public
                                            Print Name:  Cathleen M. O'Donnell

                                      My commission expires:  August 2, 2006




This document was prepared by:
J. William Veatch, III, Esq.
Kilpatrick Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, Georgia  30309-4530

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

THE LANDINGS APARTMENTS
Indianapolis, Marion County, Indiana
                                                                   Exhibit 10.10


                    Space Above This Line for Recorder's Use

                                                       After recording, please
                                                       return to:
                                                       Kilpatrick Stockton LLP
                                                       1100 Peachtree Street
                                                       Suite 2800
                                                       Atlanta, Georgia
                                                       30309-4530
                                                       Attn:  J. William
                                                       Veatch, III, Esq.

                          MORTGAGE, SECURITY AGREEMENT,
                     FINANCING STATEMENT AND FIXTURE FILING


      THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING ("Mortgage") is made as of May 7, 2003, by ORP TWO L.L.C., a Maryland limited liability company ("Mortgagor"), with the mailing address of c/o AIMCO, Stanford Place 3, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, for the benefit of GOLDEN AMERICAN LIFE INSURANCE COMPANY, a Delaware corporation ("Mortgagee") with the mailing address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

                             W I T N E S S E T H:

      WHEREAS, Mortgagor has executed and delivered to Mortgagee a Promissory Note dated on or about this same date in the principal amount of $3,370,000.00, (which Promissory Note, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, is hereinafter sometimes referred to as the "Note"), which Note provides, among other things, for final payment of principal and interest under the Note, if not sooner paid or payable as provided therein, to be due on or before the first day of June, 2023, the Note by this reference thereto being incorporated herein; and

      WHEREAS, Mortgagee is desirous of securing the prompt payment of the Note together with interest, charges and prepayment fees, if any, thereon in accordance with the terms of the Note, and any additional indebtedness accruing to Mortgagee on account of any future payments, advances or expenditures made by Mortgagee pursuant to the Note or this Mortgage and any additional sums with interest thereon which may be loaned to Mortgagor by Mortgagee or advanced under the Loan Documents (as hereinafter defined) (all hereinafter sometimes collectively referred to as the "Indebtedness").

      NOW, THEREFORE, Mortgagor, to secure payment of the Indebtedness and the performance of the covenants and agreements herein contained to be performed by Mortgagor, for good and valuable consideration in hand paid, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound, hereby agrees and covenants as follows:

1. Granting Clauses. Mortgagor hereby irrevocably and absolutely does by these presents GRANT AND CONVEY, MORTGAGE AND WARRANT, SET OVER, TRANSFER, ASSIGN, BARGAIN AND SELL to Mortgagee, its successors and assigns, with all powers of sale (if any) and all statutory rights under the laws of the State of Indiana, and grants to Mortgagee a security interest in, all of Mortgagor's present and hereafter acquired estate, right, title and interest in, to and under the following (collectively referred to herein as the "Premises"):

(a) That certain real property situated in Marion County, Indiana and more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Land"), together with all buildings, structures and improvements now or hereafter erected on the Land, together with all fixtures and items that are to become fixtures thereto (collectively, the "Improvements");

(b) All and singular the easements, rights-of-way, licenses, permits, rights of use or occupancy, privileges, tenements, appendages, hereditaments and appurtenances and other rights and privileges attached or belonging to the Land or Improvements or in any wise appertaining thereto, whether now or in the future, and all the rents, issues and profits from the Land or Improvements;

(c) The land lying within any street, alley, avenue, roadway or right-of-way open or proposed or hereafter vacated in front of or adjoining the Land; and all right, title and interest, if any, of Mortgagor in and to any strips and gores adjoining the Land;

(d) All machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Land or Improvements, now owned or hereafter acquired by Mortgagor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Land or Improvements or in warehouses and intended to be used in connection with or incorporated into the Land or Improvements or for the pursuit of any other activity in which Mortgagor may be engaged on the Land or Improvements, and including without limitation all tools, musical instruments and systems, audio or video equipment, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants, cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers and computer equipment, software, books, supplies, kitchen equipment, appliances, tractors, lawn mowers, ground sweepers and tools, swimming pools, whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, and property are a part of the Improvements and are declared to be a portion of the security for the Indebtedness (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by tenants of the Land or Improvements (collectively, the "Personal Property");

(e) Any and all awards, payments or insurance proceeds, including interest thereon, and the right to receive the same, which may be paid or payable with respect to the Land or Improvements or other properties described above as a result of: (1) the exercise of the right of eminent domain or action in lieu thereof; or (2) the alteration of the grade of any street; or (3) any fire, casualty, accident, damage or other injury to or decrease in the value of the Land or Improvements or other properties described above, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagor or Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagor or Mortgagee in connection with the collection of such award or payment. Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment;

(f) All accounts receivable and any right of Mortgagor to payment for goods sold or leased or for services rendered, whether or not yet earned by performance, and whether or not evidenced by an instrument or chattel paper, arising from the operation of the Premises, now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any or all of the foregoing and proceeds therefrom (collectively, the "Accounts");

(g) All authorizations, licenses, permits, contracts, management agreements, franchise agreements, and occupancy and other certificates concerning the ownership, use and operation of the Premises;

(h) All monies on deposit for the payment of real estate taxes or special assessments against the Premises or for the payment of premiums on policies of fire and other hazard insurance covering the Premises; all proceeds paid for damage done to the Premises; all proceeds of any award or claim for damages for the Premises taken or damaged under the power of eminent domain or by condemnation; all rents, issues and leases of the Premises; and all tenants' or security deposits held by Mortgagor in respect of the Premises;

(i) All names under or by which the Premises or any Improvements thereon may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, patents, patents pending and goodwill with respect to the Premises;

(j) All shares of stock or partnership interest or other evidence of ownership of any part of the Premises that is owned by Mortgagor in common with others, including all water stock relating to the Premises, if any, and all documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Premises and any management agreements;

(k) All plans and specifications prepared for construction of Improvements on the Premises and all studies, data and drawings related thereto; and all contracts and agreements of Mortgagor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of Improvements on the Premises;

(l) All of Mortgagor's right, title and interest in, to and under any and all reserve, deposit or escrow accounts made pursuant to any loan document made between Mortgagor and Mortgagee with respect to the Premises, together with all income, profits, benefits and advantages arising therefrom;

(m) All goods, Accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory (as defined in the Indiana Uniform Commercial Code ("UCC")) located on and used in the operation of the Premises;

(n) All substitutions, accessions, additions and replacements to any of the foregoing; and

(o) All products and proceeds of any of the foregoing, or with respect to the Premises, including without limitation, insurance proceeds, proceeds of any voluntary or involuntary disposition or diminution in value of any of the foregoing or of the Premises, and any claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory, wherever located, acquired with the proceeds of any of the foregoing or proceeds thereof. For purposes of this Mortgage, the term "proceeds" means whatever is received when any of the foregoing or the proceeds thereof (including, without limitation, cash proceeds) is sold, exchanged or otherwise disposed of (including involuntary dispositions or destruction and claims for damages thereto), including without limitation cash proceeds, insurance proceeds, condemnation proceeds, and any other rights or property arising under or receivable upon any such disposition.

      The parties intend the definition of Premises to be broadly construed and in the case of doubt as to whether a particular item is to be included in the definition of Premises, the doubt should be resolved in favor of inclusion.

      TO HAVE AND TO HOLD the Premises with all rights, privileges and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Mortgagee, its successors and assigns, forever, for the uses and purposes herein expressed.

      THIS MORTGAGE IS GIVEN TO SECURE: Payment of the Indebtedness; payment of such additional sums with interest thereon which may hereafter be loaned to Mortgagor by Mortgagee pursuant to the Note or Mortgage or otherwise advanced under the Loan Documents (the "Loan"), including without limitation advances made by Mortgagee to protect the Premises or the lien of this Mortgage or to pay taxes, assessments, insurance premiums, and all other amounts that Mortgagor has agreed to pay pursuant to the provisions hereof or that Mortgagee has incurred by reason of the occurrence of an Event of Default (as hereinafter defined), including without limitation, advances made to enable the completion of the Improvements or any restoration thereof, even though the aggregate amount outstanding at any time may exceed the original principal balance stated herein and in the Note (provided, however, that the Indebtedness shall in no event exceed an amount equal to three hundred percent (300%) of the face amount of the
Note); and the due, prompt and complete performance of each and every covenant, condition and agreement contained in this Mortgage, the Note, and every other agreement, document and instrument to which reference is expressly made in this Mortgage or which at any time evidences or secures the Indebtedness evidenced by the Note (this Mortgage, the Note and all such other agreements, documents and instruments, but excluding the certain Environmental Indemnification Agreement executed by Mortgagor, are hereinafter sometimes collectively referred to as the "Loan Documents"). Mortgagor hereby warrants that Mortgagor has good and marketable title to the Premises, is lawfully seized and possessed of the Premises and every part thereof, and has the right to convey same; that Mortgagor will forever warrant and defend the title to the Premises unto Mortgagee against the claims of all persons whomsoever; and that the Premises are unencumbered except as set forth on Mortgagee's title insurance policy dated on or about even date herewith regarding the Premises.

2. Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens, etc. Mortgagor shall: (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Premises which may become damaged or be destroyed, such Improvements to be of at least equal value and substantially the same character as prior to such damage or destruction; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or other liens or claims for lien (except the lien of current general taxes duly levied and assessed but not yet due and payable); (c) immediately pay when due or within any applicable grace period any indebtedness which may be secured by a lien or charge on the Premises (no such lien, except for current general taxes duly levied and assessed but not yet payable, to be permitted hereunder), and upon request exhibit satisfactory evidence to Mortgagee of the discharge of such lien; (d) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (e) comply with all requirements of law (including, without limitation, pollution control and environmental protection laws and laws relating to the accommodation of persons with disabilities), ordinance or other governmental regulation in effect from time to time affecting the Premises and the use thereof, and covenants, easements and restrictions of record with respect to the Premises and the use thereof; (f) make no material alterations in the Premises; (g) suffer or permit no material change in the general nature of the use of the Premises, without Mortgagee's written consent;
(h) initiate or acquiesce in no zoning reclassification or variance with respect to the Premises without Mortgagee's written consent; and (i) pay each item of Indebtedness when due according to the terms hereof or of the Note.

3. Payment of Taxes; Contest of Impositions.

(a) Mortgagor shall pay thirty (30) days before any delinquency or any penalty or interest attaches all general taxes, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Premises of any nature whatsoever when due, and shall, upon written request, furnish to Mortgagee duplicate receipts therefor.

(b) Notwithstanding anything contained herein to the contrary, Mortgagor shall not be required to pay or discharge any taxes, assessments or other charges of the nature referred to in Paragraph 2 above and this Paragraph 3 so long as the Mortgagor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the levy, lien or imposition so contested and the sale of the Premises, or any part thereof, to satisfy any obligation arising therefrom, provided that the Mortgagor shall give such security as may be demanded by the Mortgagee to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment, failure of performance or contest by Mortgagor. Any such contest shall be prosecuted with due diligence and the Mortgagor shall promptly after final determination thereof pay the amount of any levy, lien or imposition so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Paragraph 3, Mortgagor shall (and if Mortgagor shall fail so to do, Mortgagee may but shall not be required to) pay any such levy, lien or imposition notwithstanding such contest if in the reasonable opinion of the Mortgagee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

4. Tax Deposits. Mortgagor covenants and agrees to deposit with such depositary as the Mortgagee from time to time may in writing appoint, and in the absence of such appointment, then at the office of Mortgagee, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349,
Attention: Mortgage Loan Servicing Department, commencing on the date of disbursement of the Loan secured hereby and on the first day of each month following the month in which said disbursement occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the last total annual taxes and assessments for the last ascertainable year (if the current year's taxes and assessments are not yet ascertainable) (general and special) on the Premises (unless said taxes are based upon assessments which exclude the Improvements or any part thereof now constructed or to be constructed, in which event the amount of such deposits shall be based upon the Mortgagee's reasonable estimate as to the amount of taxes and assessments to be levied and assessed). Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of taxes and assessments (general and special) on the Premises next due and payable when they become due. Upon demand by such depositary, Mortgagor shall deliver and pay over to such depositary from time to time such additional sums or such additional security as are necessary to make up any deficiency in the amount necessary to enable such depositary to fully pay any of the items hereinabove mentioned as they become payable. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of Mortgagee or such depositary.

      If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessment or imposition upon or for any other property not covered by the lien of this Mortgage, then the computation of any amount to be deposited under this Paragraph 4 shall be based upon the entire amount of such taxes or assessments, and Mortgagor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

5. Mortgagee's Interest In and Use of Deposits. Upon the occurrence of an Event of Default, Mortgagee may at its option, without being required to do so, apply any monies at the time on deposit pursuant to Paragraphs 4 and 7 hereof, on any of Mortgagor's obligations herein or in the Note or any of the Loan Documents contained, in such order and manner as the Mortgagee may elect. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Mortgagor or to the then owner or owners of the Premises. A security interest within the meaning of the UCC is hereby granted to the Mortgagee in and to any monies at any time on deposit pursuant to Paragraphs 4 and 7 hereof and such monies and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Mortgagor; provided, however, that neither Mortgagee nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments and insurance premiums any amount so deposited. Neither Mortgagee nor any depositary hereunder shall be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct.

6.          Insurance.

(a) Until the Indebtedness is fully paid, the Improvements and all fixtures, equipment and property therein contained or installed shall be kept unceasingly insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be required by Mortgagee. All insurance shall be written in policies and by insurance companies approved by Mortgagee which approval shall not be unreasonably withheld so long as at least an A.M. Best Company's Key Rating Guide Class A IX category designation is maintained and the policy otherwise conforms to the terms hereof. All policies of insurance and renewals thereof shall contain standard noncontributory mortgagee loss payable clauses to Mortgagee and shall provide for at least thirty (30) days prior written notice of cancellation to Mortgagee as well as a waiver of subrogation endorsement, all as required by Mortgagee, in form and content acceptable to Mortgagee. The originals of all policies (or duplicate originals thereof) or certified copies of policies and original Acord 27 and Acord 25 (as to liability only) certificates evidencing that the insurance required hereunder is in effect shall, with all premiums fully paid, be delivered to Mortgagee as issued at least thirty (30) days before the expiration of existing policies and shall be held by Mortgagee until all sums hereby secured are fully paid. Upon request by Mortgagee, Mortgagor shall furnish Mortgagee with evidence of the replacement cost of the Improvements. In case of sale pursuant to a foreclosure of this Mortgage or other transfer of title to the Premises and extinguishment of the Indebtedness, complete title to all policies, other than liability insurance policies, held by Mortgagee and all prepaid or unearned premiums thereon shall pass to and vest in the purchaser or grantee. Mortgagee shall not by reason of accepting, rejecting, approving or obtaining insurance incur any liability for payment of losses.

(b) Without in any way limiting the generality of the foregoing, Mortgagor covenants and agrees to maintain insurance coverage on the Premises which shall include:

(i)   physical  hazard  insurance on an "all risks"  basis with a  Replacement
            Cost Endorsement, an Increased Cost of Construction Endorsement and an Agreed Amount Endorsement, covering the perils of fire, flood (if in a flood hazard zone), earthquakes (if in an earthquake zone), boiler and machinery (to include major components of HVAC systems (if not already included in the above coverage) and such other equipment as Mortgagee may require), and extended coverage in an amount at least equal to the amount of the Loan and not less than the full replacement cost of the improvements and personal property ("full replacement cost" shall mean the cost of replacing the improvements and personal property without deduction for physical depreciation);

(ii) all risk coverage insurance (including vandalism and malicious mischief) for an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements, written on a replacement cost basis and with a replacement cost endorsement (without depreciation) and an agreed amount endorsement pertaining to the co-insurance clause, and containing a mortgagee clause in Mortgagee's favor; and if at any time a dispute arises with respect to replacement cost, Mortgagor agrees to provide at Mortgagor's expense, an insurance appraisal prepared by an insurance appraiser approved by Mortgagee, establishing the full replacement cost in a manner satisfactory to the insurance carrier;

(iii) rent loss insurance insuring against loss arising out of the perils insured against in the policy or policies referred to in clause (ii) above, in an amount equal to not less than gross revenue from the Premises for twelve (12) months from the operation and rental of all Improvements now or hereafter forming part of the Premises, based upon one hundred percent (100%) occupancy of such Improvements, less any allocable charges and expenses which do not continue during the period of restoration and naming Mortgagee in a standard mortgagee loss payable clause thereunder;

(iv) comprehensive general public liability and property damage insurance with a broad form coverage endorsement for an amount as required from time to time by the Mortgagee but not less than an aggregate amount of Three Million and No/100 Dollars ($3,000,000.00) with a single occurrence limit of not less than Three Million and No/100 Dollars ($3,000,000.00) for claims arising from any one (1) accident or occurrence in or upon the Premises and naming Mortgagee as an additional insured thereunder;

(v) flood insurance whenever in Mortgagee's judgment such protection is necessary and is available and in such case in an amount acceptable to Mortgagee and naming Mortgagee as the loss payee thereunder;

(vi) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount satisfactory to Mortgagee, such policies also to insure against physical damage to such buildings and improvements arising out of peril covered thereunder; and

(vii) such other insurance that may be reasonably required from time to time by Mortgagee.

Terrorism insurance shall only be required if it is available in the State of Indiana, from carriers licensed in the State of Indiana, and if such coverage is customarily required by the Mortgagee in connection with similar loans on similar type projects. The insurance may be obtained through a blanket policy. If Mortgagor is required to obtain terrorism coverage, as provided above, but the cost of such coverage then available to Mortgagor exceeds 150% of the cost of the endorsement allocated to the Premises to additionally insure for acts of terrorism on the existing blanket policy which includes the Premises on the date hereof, the Mortgagor may, at its option, elect to prepay the loan in whole, but not in part, without premium or penalty. To avoid a prepayment, however, Mortgagee may rescind the requirement to carry terrorism insurance. Mortgagee acknowledges that Mortgagor's providing coverage against acts of terrorism (which is part of a blanket policy) on the date hereof shall not be an agreement by Mortgagor to continue to provide coverage, except for the agreement set forth in this paragraph.

(c) Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder.

7. Insurance Premium Deposits. It is further covenanted and agreed that for the purpose of providing funds with which to pay the premiums as the same become due on the policies of insurance as herein covenanted to be furnished by the Mortgagor, Mortgagor shall deposit with Mortgagee or the depositary referred to in Paragraph 4 hereof on the date of disbursement of the proceeds of the loan secured hereby and on the first day of each month following the month in which said disbursement occurred, an amount equal to the annual premiums that will next become due and payable on such policies less any amount then on deposit with the Mortgagee or such depositary, divided by the number of months to elapse thirty (30) days prior to the date when such premiums become delinquent. No interest shall be allowed to Mortgagor on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Mortgagee or such depositary.

8. Adjustment of Losses with Insurer and Application of Proceeds of Insurance.

(a) In case of loss or damage by fire or other casualty, Mortgagor shall immediately give Mortgagee and the insurance companies that have insured against such risks written notice of such occurrence.

(b) In case of loss or damage by fire or other casualty, Mortgagor shall, if no Event of Default then exists hereunder, have the sole and exclusive right to settle, compromise or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from, any and all losses payable under insurance policies to the extent the amount thereof does not exceed One Hundred Thousand and No/100 Dollars ($100,000.00), and all claims for losses in excess of said amount shall be settled, compromised or adjusted only with the mutual agreement of Mortgagor and Mortgagee and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) are payable or if an Event of Default exists hereunder, then in either of such events, Mortgagee is authorized to collect and receipt for any insurance proceeds. Insurance proceeds collected by Mortgagee as aforesaid, after deducting therefrom any expenses incurred in the collection thereof, shall, if requested by Mortgagor in writing within thirty
(30) days after the proceeds of insurance covering such damage or destruction become available, be made available to Mortgagor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Mortgagee's sole and absolute discretion is capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds which are to be provided by Mortgagor, are sufficient to restore the Premises, (iii) Mortgagee determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding; and (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both. In the event that Mortgagee makes said proceeds available to Mortgagor to pay the cost of rebuilding or restoring of the Improvements, such proceeds shall be made available in the manner and under the conditions that the Mortgagee may reasonably require to assure proper application of such proceeds. In the event such insurance proceeds are made available by the Mortgagee, the Mortgagor shall pay all costs incurred by Mortgagee in connection with the application of such insurance proceeds (including but not limited to reasonable costs incurred by Mortgagee, and a title company or agent approved by Mortgagee in overseeing the disbursement of such insurance proceeds). The Improvements shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the projected cost of rebuilding, repairing or restoring of the Improvements exceeds the sum of One Hundred Thousand and No/100 Dollars ($100,000), then insurance proceeds shall not be made available to Mortgagor unless and until Mortgagee has approved plans and specifications for the proposed rebuilding and restoration, which approval shall not be unreasonably withheld. If the proceeds are to be made available by Mortgagee to Mortgagor to pay the cost of said rebuilding or restoration, any surplus which may remain out of said insurance proceeds after payment of the costs of rebuilding or restoring the Premises shall, at the option of the Mortgagee, be applied on account of the Indebtedness or be paid to any party entitled thereto under such conditions as Mortgagee may reasonably require. No interest shall be allowed to Mortgagor on any proceeds of insurance held by Mortgagee.

(c) In the event proceeds of insurance are not made available to Mortgagor for the purpose of paying the cost of the rebuilding or restoring of the Improvements, Mortgagee, after deducting the costs of any collection, adjustment and compromise, shall apply such insurance proceeds in accordance with terms of the Note upon the Indebtedness, provided that any amount so applied by Mortgagee in reduction of the outstanding principal balance of the Note shall be credited to installments of principal in the inverse order of their maturity but no such application shall delay or postpone any installment payment of principal and interest under the Note

9. Observance of Lease Assignment.

(a) As additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, Mortgagor, as landlord, has assigned to Mortgagee, by that certain Assignment of Rents and Leases dated on or about this same date (the "Assignment of Rents"), all of Mortgagor's right, title and interest as landlord in and to all leases or other rights of use and or occupancy of any part of the Premises, both present and future (hereinafter collectively referred to as the "Leases") and all of the rents, issues and profits from the Leases or guaranties thereof (hereinafter collectively referred to as the "Rents").

(b) All Leases entered into after the date hereof are subject to the approval of Mortgagee as to form and content, which approval shall not be unreasonably withheld, and Mortgagor will not, without Mortgagee's prior written consent, make any Lease except in the ordinary course for actual occupancy by the tenant thereunder pursuant to a standard lease form approved by Mortgagee. As of the date hereof, Mortgagor has submitted to Mortgagee, and Mortgagee has approved, Mortgagor's standard lease form for the Premises, and as long as such approved form is used by Mortgagor for the Premises, no further approval of Mortgagee is required; provided, however, that (i) no Lease shall have a term of more than twenty-four (24) months, (ii) no Lease shall contain an option to purchase the Premises or any part thereof, and (iii) Mortgagee may, in the exercise of its reasonable discretion, require such modifications of or additions to such approved form at any time during the term of this Mortgage as it reasonably determines to be required to maintain the security intended to be afforded by the Assignment of Rents.

(c) Mortgagor will not, without Mortgagee's prior written consent: (i) execute an assignment or pledge of any Rents and/or any Leases; or (ii) accept any prepayment of any installment of any Rents more than thirty (30) days before the due date of such installment, and in any event no more than thirty (30) days in advance of the then current month.

(d) Mortgagor at its sole cost and expense will: (i) at all times promptly and faithfully abide by, discharge and perform all material covenants, conditions and agreements contained in all Leases, on the part of the landlord thereunder to be kept and performed; (ii) enforce or secure the performance of all material covenants, conditions and agreements of the Leases on the part of the lessees to be kept and performed, but except in the ordinary course of business Mortgagor shall not modify, amend, renew, extend, cancel, terminate or accept surrender of any Lease without the prior written consent of Mortgagee; (iii) appear in and defend any material action or proceeding arising under, growing out of or in any manner connected with the Leases or material obligations, duties or liabilities of landlord or of the lessees thereunder; (iv) upon written request of Mortgagee, transfer and assign to Mortgagee, any Lease or Leases heretofore or hereafter entered into, and make, execute and deliver to Mortgagee upon demand, any and all instruments required to effectuate said assignment; (v) furnish Mortgagee, within ten (10) days after a request by Mortgagee so to do, a written statement containing the names of all lessees, terms of all Leases, including the spaces occupied and the rentals payable thereunder; and (vi) exercise within five (5) days of any demand therefor by Mortgagee any right to request from the lessee under any Lease a certificate with respect to the status thereof.

(e) Nothing in this Mortgage or in any other documents relating to the loan secured hereby shall be construed to obligate Mortgagee, expressly or by implication, to perform any of the covenants of Mortgagor as landlord under any of the Leases assigned to Mortgagee or to pay any sum of money or damages therein provided to be paid by the landlord, each and all of which covenants and payments Mortgagor agrees to perform and pay.

(f) Mortgagor will not permit any Lease or any part thereof to become subordinate to any lien other than the lien hereof.

(g) Mortgagee shall have the option to declare this Mortgage in default because of a default of landlord in any Lease of the Premises unless such default is cured by Mortgagor pursuant to the terms of the Lease and within any applicable cure period or unless such default would not permit the tenant to terminate the Lease. It is covenanted and agreed that an Event of Default under the Assignment of Rents shall constitute an Event of Default hereunder on account of which the whole of the Indebtedness shall at once, at the option of the Mortgagee, become immediately due and payable without notice to the Mortgagor.

(h) Mortgagor shall not, and shall not permit any tenant to, conduct any on-site dry cleaning operations on the Premises.

10. Effect of Extension of Time; Stamp Tax.

(a) If the payment of the Indebtedness, or any part thereof, is extended or varied, or if any part of any security for the payment of the Indebtedness is released, or if any person or entity liable for the payment of the Indebtedness is released, or if Mortgagee takes other or additional security for the payment of the Indebtedness, or if Mortgagee waives or fails to exercise any right granted herein, or in the Note secured hereby, or in any other instrument given to secure the payment hereof, then all persons now or at any time hereafter liable for the payment of the Indebtedness, or any part thereof, or interested in the Premises shall be held to assent to such extension, variation, release, waiver, failure to exercise or the taking of additional security, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding such extension, variation, release, waiver, failure to exercise, or the taking of additional security.

(b) If, by the laws of the United States of America, or of any state having jurisdiction over Mortgagor, any tax is due or becomes due in respect of the issuance of the Note hereby secured and this Mortgage, Mortgagor covenants and agrees to pay such tax in the manner required by any such law. Mortgagor further covenants to reimburse Mortgagee for any sums which Mortgagee reasonably expends by reason of the imposition of any tax on the issuance of the Note secured hereby and this Mortgage.

11. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Premises are located deducting from the value of the Premises for the purpose of taxation any lien thereon, or imposing upon the Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagee's interest in the Premises, or the manner of collection of taxes, so as to affect this Mortgage or the debt secured hereby or the holders thereof, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee therefor if Mortgagee pays such taxes and submits proof of payment to Mortgagor; provided, however, that if in the opinion of counsel for Mortgagee: (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law; then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Indebtedness to be and become due and payable sixty (60) days from the giving of such notice, without the applicable Prepayment Premium (as defined in the Note).

12. Mortgagee's Performance of Defaulted Acts. Upon the occurrence of an Event of Default herein, Mortgagee may, but need not, and whether electing to declare the whole of the Indebtedness due and payable or not, and without waiver of any other remedy, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment or cure any default of Mortgagor as landlord in any Lease. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees, and any other monies advanced by Mortgagee in regard to any tax referred to in Paragraphs 10 and 11 hereof or to protect the Premises or the lien hereof, shall be additional Indebtedness and shall become immediately due and payable without notice and with interest thereon at the Default Rate of interest set forth in the Note. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any Event of Default on the part of Mortgagor.

13. Mortgagee's Reliance on Tax Bills, Etc. Mortgagee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relating to insurance premiums, may do so according to any bill or statement procured from the appropriate company without inquiry into the accuracy of such bill or statement; or (c) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

14. Acceleration of Indebtedness in Event of Default. It is expressly agreed by Mortgagor that time is of the essence hereof and that the whole of the Indebtedness shall become immediately due and payable without notice to Mortgagor at the option of the Mortgagee upon the occurrence of one or more of the following events (hereinbefore and hereinafter collectively referred to as "Events of Default" and individually referred to as an "Event of Default"), together with a prepayment premium in the amount, if any, required to be paid pursuant to the terms of the Note in the event of a prepayment:

(a) nonpayment of any monetary sum due hereunder within ten (10) days after the same shall become due; or

(b) default shall be made in the due observance or performance of the terms and conditions of Paragraph 6 hereof (Insurance) or Paragraph 29 hereof (Due on Sale or Further Encumbrance); or

(c) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Mortgagor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Mortgagee to Mortgagor or within such longer period of time, not exceeding an additional thirty (30) days, as may be reasonably necessary to cure such non-compliance if Mortgagor is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within an additional period of thirty (30) days; or

(d) the entry of a decree or order for relief by a court having jurisdiction in respect of Mortgagor, a general partner of Mortgagor if Mortgagor is a partnership, the beneficiary or beneficiaries of Mortgagor if Mortgagor is a trust, a managing member of Mortgagor if Mortgagor is a limited liability company, or any guarantor of the Note secured hereby (any of the foregoing parties being referred to herein as a "Key Party"), in any involuntary case under the federal bankruptcy laws now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for any Key Party or any substantial part of the property of any such Key Party, or for the winding up or liquidation of the affairs of any Key Party and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(e) the commencement by any Key Party, of a voluntary case under federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or any other similar laws or the consent by any such Key Party to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Key Party, or of any substantial part of the property of any such person or entity, or the making by any such Key Party of an assignment for the benefit of creditors or the failure of any such Key Party generally to pay the debts of any such Key Party as such debts become due, or the taking of action by any such Key Party in furtherance of any of the foregoing; or

(f) the death of any guarantor of the Note secured hereby, unless a beneficiary or beneficiaries of the decedent having a net worth or an aggregate net worth, as the case may be, greater than the net worth of the decedent upon the date hereof shall become liable by assumption under the guaranty within ten (10) days of the appointment of the executor or personal representative; or

(g) any warranty, representation, certification, financial statement, or other information furnished or to be furnished to Mortgagee by or on behalf of Mortgagor or any guarantor of the Note to induce Mortgagee to loan the money evidenced by the Note proves to have been inaccurate or false in any material respect when made; or

(h) any breach, default, event of default or failure of performance (however denominated) under the Note or any of the other Loan Documents and the expiration of any applicable cure period without the same having been cured; or

(i) Mortgagor shall be in default of, or in violation of, beyond any applicable grace period, any conditions, covenants or restrictions which benefit or burden the Premises.

Notwithstanding the foregoing, no Event of Default shall arise under subparagraph 14(a) unless Mortgagee shall provide written notice of such failure and permit Mortgagor to cure such failure within ten (10) days after the giving of such notice, provided, however, that in no event shall Mortgagee be required to provide such notice and allow such opportunity to cure more than one (1) time during any calendar year.

If, while any insurance proceeds or condemnation awards are being held by Mortgagee to reimburse Mortgagor for the cost of rebuilding or restoration of buildings or improvements on the Premises, Mortgagee shall accelerate the Indebtedness, then and in such event, the Mortgagee shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness and any excess held by it over the amount of Indebtedness then due hereunder shall be returned to Mortgagor or any other party entitled thereto without interest.

15.         Remedies.

(a)         Primary Remedies. If an Event of Default shall occur, Mortgagee may:
            declare the Indebtedness to be and the same shall be, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and without regard to the value of the Premises held as security for the Indebtedness or the solvency of any person liable for the payment of such Indebtedness; and/or exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Mortgagee may:

(i)   enter and take  possession of the Premises or any part thereof,  exclude
            Mortgagor and all persons claiming under Mortgagor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Mortgagee, either in the name of Mortgagor or otherwise, and upon such entry, from time to time, at the expense of Mortgagor and of the Premises, make all such repairs, replacements, alterations, additions or improvements thereto as Mortgagee may deem proper, and to lease the Premises or any part thereof at such rental and to such persons as it may deem proper and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof including, without limitation, those past due and those thereafter accruing, with the right of Mortgagee to terminate, cancel or otherwise enforce any Lease or sublease for any default that would entitle Mortgagor to terminate, cancel or enforce same and apply the same to the payment of all expenses which Mortgagee may be authorized to incur under the provisions of this Mortgage and applicable laws, the remainder to be applied to the payment, performance and discharge of the Indebtedness in such order as Mortgagee may determine until the same have been paid in full;

(ii) institute an action for the foreclosure of this Mortgage and the sale of the Premises pursuant to the judgment or decree of a court of competent jurisdiction;

(iii) sell the Premises to the highest bidder or bidders at public auction at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice except such as may be required by law;

(iv) take all action to protect and enforce the rights of Mortgagee under this Mortgage by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights;

(v)   exercise  any or all of the rights and  remedies  available to a secured party under the UCC, including the right to (A) enter the Premises and take possession of any personal property without demand or notice and without prior judicial hearing or legal proceedings, which Mortgagor hereby expressly waives, (B) require Mortgagor to assemble any personal property, or any portion thereof, and make it available to Mortgagee at a place or places designated by Mortgagee and reasonably convenient to both parties and (C) sell all or any portion of the personal property at public or private sale, without prior notice to Mortgagor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Mortgagee in its sole discretion may determine. As to any property subject to
            Article 9 of the UCC included in the Premises, Mortgagee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Mortgage and the rights and remedies that Mortgagee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Premises as one parcel or package of security. Mortgagor shall have the burden of proving that any such sale pursuant to the UCC was conducted in a commercially unreasonable manner;

(vi) terminate any management agreements, contracts, or agents/managers responsible, for the property management of the Premises, if in the sole discretion of Mortgagee such property management is unsatisfactory in any respect;

(vii) foreclose this Mortgage, at Mortgagee's option, by judicial or non-judicial foreclosure, for the entire unpaid amount of the Indebtedness, or only as to the sum past due, with interest and costs without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the Premises shall be sold subject to all remaining items of the Indebtedness and Mortgagee may again foreclose, in the same manner, as often as there may be any sum past due. In case of sale in any action or proceeding to foreclose this Mortgage, the Mortgagee shall have the right to sell the Premises covered hereby in parts or as an entirety. It is intended hereby to give to the Mortgagee the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

(viii) if an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Mortgagee shall have the right to institute proceedings, either judicial or non-judicial, at Mortgagee's option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as "Partial Foreclosure"), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding any Partial Foreclosure, Mortgagee may elect, at any time prior to sale pursuant to such Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the Premises pursuant to any such Partial Foreclosure for any other
            part  of  the  Indebtedness,   whether  matured  at  the  time  or
            subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

(b) Receiver. If an Event of Default shall occur, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Premises and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Indebtedness, the value of the Premises or the solvency of Mortgagor, either before or after any sale, and, Mortgagee may be appointed as such receiver. Such receiver shall have the power: (i) to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings whether by judicial or non-judicial foreclosure, and, in case of a sale and a deficiency, for such time when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, to the maximum time and extent permitted by law; (ii) to extend or modify any then existing Leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to leases to extend or renew terms to expire, beyond the maturity date of the Note and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the secured obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and
            (iii) all other powers which may be necessary or are usual in such case for the protection, possession, control, management, and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in the receiver's hands in payment in whole or in part of: (i) the Indebtedness and all obligations hereunder, or by any decree foreclosing this Mortgage, or in accordance with applicable non-judicial foreclosure provisions, any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree; and (ii) if this is a leasehold mortgage, all rents due or which may become due under the underlying lease.

(c) Sales by Parcels. In any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court, the Premises may be sold in one or more parts or parcels or as an entirety and in such order as Mortgagee may elect, without regard to the right of Mortgagor, or any person claiming under it, to the marshaling of assets. To the full extent permitted by law, Mortgagor waives the marshaling of assets.

(d) Effect of Sale. The purchaser at any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court shall take title to the Premises or the part thereof so sold free and discharged of the estate of Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Mortgagee, may purchase at any such sale. Mortgagee is hereby irrevocably appointed the attorney-in-fact of Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Premises or any portions thereof so sold and, for this purpose, Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, promptly upon Mortgagee's written request, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Mortgagor in, to and under the Premises, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Mortgagor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Mortgagor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

(e) Eviction of Mortgagor After Sale. If Mortgagor fails or refuses to surrender possession of the Premises after any sale thereof, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided, that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee or any purchaser of the Premises under any provision of this Mortgage or pursuant to any judgment or decree of court.

(f) Insurance Policies. In the event of a foreclosure sale pursuant to this Mortgage or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Mortgagor in and to all policies of insurance required under the provisions of this Mortgage shall inure to the benefit of and pass to the successor in interest of Mortgagor or the purchaser or grantee of the Premises or any part thereof so transferred.
(g) Foreclosure; Expense of Litigation. When the Indebtedness hereby secured, or any part thereof shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such Indebtedness or part thereof. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys' fees, appraiser's fees, actual costs of environmental reviews or audits, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Mortgagee may deem reasonably necessary either to prosecute such action or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this Paragraph mentioned and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorneys employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Note or the Premises, including appellate, probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Mortgage.

16. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, shall be applied:

(a) first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys' fees, environmental site assessors fees and costs, appraisers' fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Mortgagee in order to protect the lien or estate created by this Mortgage or the security afforded hereby including any expenses of entering, taking possession of and operating the Premises;

(b) then to the payment of any other Indebtedness in such order as Mortgagee may determine until the same have been paid in full; and

(c) any balance thereof shall be paid to Mortgagor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

17. Rights and Remedies Cumulative. Each right, power and remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy and no delay or omission of Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

18. Mortgagee's Right of Inspection. Mortgagee shall, upon reasonable notice to Mortgagor, have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

19. Condemnation. The Mortgagee may, at its option, in its own name (a) appear or proceed in any condemnation proceeding, and (b) make any compromise or settlement thereof, provided that so long as the Mortgagor promptly prosecutes any compromise or settlement thereof, the Mortgagor shall control any compromise or settlement proceeding with the result thereof being subject to the Mortgagee's approval. The Mortgagor shall give the Mortgagee immediate notice of the initiation of any condemnation proceeding, and a copy of every pleading, notice and other items served in any condemnation proceeding. Mortgagor hereby assigns, transfers and sets over unto the Mortgagee the entire proceeds of any award or any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation. Mortgagee may elect to apply the proceeds of the award upon or in reduction of the Indebtedness, whether due or not, or make said proceeds available for restoration or rebuilding of the Premises. In the event that Mortgagee elects, in Mortgagee's sole and absolute discretion, to make said proceeds available to reimburse Mortgagor for the cost of the rebuilding or restoration of the Improvements, such proceeds shall be made available in the manner and under the conditions that Mortgagee may require. In any event, the Improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Mortgagee prior to commencement of any building or restoration. If the proceeds are made available by Mortgagee to reimburse Mortgagor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Mortgagee be applied on account of the Indebtedness or be paid to any party entitled thereto. No interest shall be allowed to Mortgagor on the proceeds of any award held by the Mortgagee.

20.         Release  Upon  Payment and  Discharge  of  Mortgagor's  Obligations.
            Mortgagee shall release this Mortgage and the lien thereof by proper instrument upon payment and discharge of all Indebtedness including any prepayment premium provided for herein or in the Note secured hereby.

21.         Giving of Notice.

(a) All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices;
            (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

(b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

             Mortgagor:          ORP Two L.L.C.
                                 c/o AIMCO
                                 Stanford Place 3
                                 4582 South Ulster Street Parkway
                                 Suite 1100
                                 Denver, Colorado  80237
                                 Attention:  Patti K. Fielding,
                                             Executive Vice President

             With a copy to:     Loeb & Loeb LLP
                                 1000 Wilshire Boulevard
                                 Suite 1800
                                 Los Angeles, California  90017
                                 Attention:  Susan V. Noonoo, Esq.

             Mortgagee:          Golden American Life Insurance Company
                                 c/o ING Investment Management LLC
                                 5780 Powers Ferry Road, NW, Suite 300
                                 Atlanta, Georgia  30327-4349
                                 Attention:     Mortgage    Loan    Servicing
                                 Department

                   and to:       ING Investment Management LLC
                                 5780 Powers Ferry Road, NW, Suite 300
                                 Atlanta, Georgia  30327-4349
                                 Attention:  Real Estate Law Department

             With a copy to:     Kilpatrick Stockton LLP
                                 1100 Peachtree Street
                                 Suite 2800
                                 Atlanta, Georgia  30309-4530
                                 Attention:  J. William Veatch, III, Esq.

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

22. Waiver of Defense. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Note hereby secured.

23. Waiver of Statutory Rights. Mortgagor shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but to the extent lawfully allowed hereby waives the benefit of such laws. Mortgagor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. To the extent permitted by law, Mortgagor does hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, the trust estate and all persons beneficially interested therein and each and every person, acquiring any interest in or title to the Premises subsequent to the date of this Mortgage.

24. Furnishing of Financial Statements to Mortgagee. (a) Mortgagor covenants and agrees that it will keep and maintain books and records of account, or cause books and records of account to be kept and maintained in which full, true and correct entries shall be made of all dealings and transactions relative to the Premises, which books and records of account shall, at reasonable times during business hours and on reasonable notice, be open to inspection by Mortgagee and Mortgagee's accountants and other duly authorized representatives. Such books of record and account shall be kept and maintained on a cash basis.

(a) Mortgagor covenants and agrees to furnish, or cause to be furnished to Mortgagee, annually, within one hundred twenty (120) days following the end of each fiscal year of Mortgagor a copy of a report of the operations of the Premises, including a balance sheet and supporting schedules and containing a detailed statement of income and expenses and a current rent roll of the Premises. Mortgagor shall simultaneously deliver to Mortgagee a financial statement of Mortgagor, and each of its general partners if Mortgagor is a partnership, prepared in accordance with the accounting requirements set forth above, certified by Mortgagor, or an officer, manager or a general partner of any corporate, limited liability company or partnership Mortgagor. Each report or statement shall be certified as true, correct and complete by the individual managing member or chief financial officer of the party whom the request concerns. Notwithstanding the foregoing, Mortgagee shall have the right to require Mortgagor to provide quarterly income and expense statements which shall include current cash flow and receivables for the Premises, and to require Mortgagor to provide periodic updates on the rent roll so as to reflect current leasing of the Premises.

(b) If Mortgagor omits to deliver as required any report or statement required by this Paragraph 24, and said omission is not cured by Mortgagor within thirty
(30) days after written notice of such omission has been given by Mortgagee to Mortgagor, Mortgagee may elect, in addition to exercising any remedy for an Event of Default as provided for in this Mortgage, to make an audit of all books and records of Mortgagor including its bank accounts which in any way pertain to the Premises and to prepare the statement or statements which Mortgagor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent certified public accountant to be selected by Mortgagee. Mortgagor shall pay all reasonable expenses of the audit and other services, which expenses shall be secured hereby as additional Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Mortgage.

25. Filing and Recording Fees. Mortgagor will pay all filing, registration or recording fees and all reasonable expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county and municipal taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of said Note and this Mortgage.

26. Business Purpose. Mortgagor represents, covenants and agrees that all of the proceeds of the Note secured by this Mortgage will be used solely for business purposes and in furtherance of the regular business affairs of Mortgagor.

27. Exculpatory. The liability of the Mortgagor personally to pay the Note or any interest that may accrue thereon, or any Indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

28. Security Agreement. Mortgagor and Mortgagee agree that this Mortgage shall constitute a security agreement within the meaning of the UCC with respect to all sums on deposit with the Mortgagee with respect to insurance proceeds or condemnation proceeds ("Deposits") and with respect to any personal property and fixtures included in the definition herein of the word "Premises", which property may not be deemed to form a part of the real estate described in Exhibit "A" or may not constitute a "fixture" within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the "Collateral", and that a security interest in and to the Collateral and the Deposits is hereby granted to Mortgagee and the Deposits and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, all to secure payment of the Indebtedness and to secure performance by Mortgagor of the terms, covenants and provisions hereof. Upon the occurrence of an Event of Default under this Mortgage, Mortgagee, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event Mortgagee shall elect to proceed with respect to the Collateral separately from the real property, ten
(10) days' notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, reasonable attorneys' fees and legal expenses incurred by Mortgagee. Mortgagor agrees that, without the written consent of Mortgagee, Mortgagor will not remove or permit to be removed from the Premises any of the Collateral except that so long as the Mortgagor is not in default hereunder, Mortgagor shall be permitted to sell or otherwise dispose of the Collateral, when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Mortgagee shall be first in priority, it being expressly understood and agreed that all replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Mortgage and covered hereby. Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Collateral in reasonable detail. Mortgagor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Mortgagee otherwise consents, now are and will be free and clear of liens (other than the lien of taxes not yet due or payable), encumbrances or security interests of others. Mortgagor shall, upon demand execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee, and will do all such acts and things as Mortgagee may at anytime, or from time to time, reasonably request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due or payable), encumbrances, or security interests of others.

      This Mortgage also constitutes a financing statement for the purpose of the UCC and shall constitute a "fixture filing" under such statutes and shall be filed in the real estate records of the County in which the Land is located. For such purpose the name and address of the debtor and the secured party are as set forth below:

      Name of Debtor:                      ORP Two L.L.C.

      Debtor's Mailing Address:            ORP Two L.L.C.
                                           c/o AIMCO
                                           Stanford Place 3
                                           4582 South Ulster Street Parkway
                                           Suite 1100
                                           Denver, Colorado  80237

      Debtor's   Taxpayer   Identification 52-1864512
      Number:

      Debtor's Organization Number:        W3799954

      Address of Premise:                  2801 Marina Drive
                                           Indianapolis, Indiana

      Name of Secured Party:               Golden   American   Life   Insurance
                                           Company

      Address of Secured Party:            Golden American Life Insurance
                                           Company
                                           c/o ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite
                                           300
                                           Atlanta, Georgia  30327-4349
                                           Attention:     Real    Estate    Law
                                           Department

This financing statement covers the Collateral. Some of the items or types of property comprising the Collateral are or are to become fixtures on the real property described in this Mortgage. Mortgagor is the record owner of the real property described herein upon which the foregoing fixtures and other items and types of property are located.


      Mortgagor hereby represents and warrants to Mortgagee, and covenants and agrees with Mortgagee as follows:

(a) Mortgagor shall not merge or consolidate into, or transfer any of the Collateral to, any other entity or person without the prior written consent of the Mortgagee.

(b) Mortgagor shall not change its name unless it has given Mortgagee sixty (60) days prior written notice thereof and executed and authorized at the request of Mortgagee, such additional financing statements to be filed in such jurisdiction as the Mortgagee may deem necessary or desirable in its sole discretion.

(c) It shall be an Event of Default hereunder if any amendment to or termination of a financing statement naming the Mortgagor as debtor and the Mortgagee as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Mortgagee or its counsel without the prior written consent of the Mortgagee.

(d) Mortgagor hereby authorizes the Mortgagee, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements in such jurisdictions as the Mortgagee may deem necessary or desirable in order to perfect the security interest granted by the Mortgagor under this security agreement.

29.         Due on Sale or Further Encumbrance.

(a) If, without the Mortgagee's prior written consent, (i) the Premises or any part thereof or any interest in the Premises or the Mortgagor is sold or conveyed; (ii) title to the Premises or any interest therein is divested; (iii) the Premises or any ownership interest in the Mortgagor is further encumbered or pledged; (iv) any Lease having a term of more than two (2) years or which gives the lessee any option to purchase the Premises or any part thereof is entered into, or, (v) without limiting the generality of clause (i) above, the ownership of shares of the Mortgagor, if a corporation, or of any corporate general partner of Mortgagor, if a partnership, or the general partnership interests in any partnership which is a general partner of Mortgagor, or any membership interest in a Mortgagor which is a limited liability company, or any beneficial or fiduciary interest in any Mortgagor which is a trust or trustee, is sold or conveyed, the Mortgagee shall at its sole discretion be entitled to accelerate the Indebtedness and declare the then unpaid principal balance and all accrued interest and other sums due and payable under the Note due and payable and exercise all remedies available to Mortgagee under the Loan Documents. The Mortgagor understands that the present ownership of the Premises and Improvements will be a material inducement to Mortgagee in the making of the Loan secured by this Mortgage. Any consent by Mortgagee to a change in ownership or to a change in the composition of the Mortgagor may be conditioned upon payment of a transfer fee equal to one percent (1%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the unpaid balance of the Indebtedness to a then-current market rate, and/or other terms and conditions as Mortgagee may impose in its sole discretion. Mortgagee's prior written consent shall not be required, however, for the transfers set forth in subparagraph 29(d) below.

(b) Notwithstanding the foregoing subparagraph 29(a), Mortgagee will permit one transfer of the Premises, provided: (i) the transferee has a financial and credit standing and management expertise reasonably acceptable to Mortgagee; (ii) assumption documents in form and substance satisfactory to Mortgagee are executed by the transferee; (iii) Mortgagee is paid a transfer fee equal to one percent (1%) of the then outstanding indebtedness and Mortgagor reimburses Mortgagee all fees and expenses associated with the transfer including legal fees; (iv) Mortgagee receives an endorsement to the Mortgagee's title policy, in form and substance acceptable to Mortgagee; and (v) at Mortgagee's option, Mortgagee receives opinions of counsel, and Mortgagor and transferee authorization documents, in form and substance acceptable to Mortgagee. Further, Mortgagee, in its sole judgment and discretion, may require individuals specifically named by Mortgagee to deliver to Mortgagee an Environmental Indemnification Agreement on Mortgagee's standard form. The rights granted to Mortgagor in this subparagraph 29(b) are personal to Mortgagor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release the Mortgagor or any guarantors from any liability to the Mortgagee without the prior written consent of Mortgagee, which consent may be given or withheld in Mortgagee's sole discretion, but if given, may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Mortgagee deems necessary, execution by the principals of the transferee of Mortgagee's standard Environmental Indemnification Agreement and such other requirements as Mortgagee may deem appropriate in its discretion.

(c) Notwithstanding the foregoing subparagraph 29(a) Mortgagee will permit the following transfers of ownership interests in Mortgagor without the 1% fee or any change in the Loan terms provided that:
            (i) no Event of Default shall have occurred or be continuing hereunder or under the Loan Documents; (ii) Mortgagee is promptly notified of such proposed transfer and provided with such documentation evidencing the transfer and identity of the transferee as reasonably requested by Mortgagee; (iii) assumption documents, if deemed necessary by the Mortgagee, in a form that is acceptable to Mortgagee are executed by the transferee; and (iv) Mortgagor reimburses Mortgagee for all fees and expenses including reasonable attorney's fees associated with Mortgagee's review and documentation of the transfer:

(i) Any ownership interest in the Mortgagor may be transferred upon the death of the owner of said interest but only by will or intestacy; and

(ii) Any ownership interest in the Mortgagor may be voluntarily sold, transferred, conveyed or assigned for estate planning purposes to immediate family members or to a family trust, provided that at all times there exists a minimum of 51% ownership and control of the Premises and the Mortgagor by parties owning an ownership interest in Mortgagor as of the date hereof. "Immediate family members" shall mean the spouse, children, grandchildren, siblings, and the siblings' children, of each holder of an ownership interest in Mortgagor, as of the date hereof, or a trust for the benefit of one or more of any such persons.

(d) Notwithstanding the foregoing subparagraph 29(a), Mortgagee will permit the following transfers of ownership within the Mortgagor entity, Leases of the Premises or transfers of Personalty without the 1% fee or change in the Loan terms and without the Mortgagee's prior consent:

(i) the grant of a leasehold interest in an individual apartment unit for a term of two (2) years or less provided that such Lease contains no options to purchase the Premises, any portion of the Premises or any apartment unit;

(ii) a transfer of obsolete or worn out Personalty or fixtures or equipment that are contemporaneously replaced by items of equal or better function, quality and value which are free of liens, encumbransces and security interests other than those created by the Loan Documents or expressly consented to by Mortgagee in writing (no such consent being implied hereby);

(iii) any membership interest in the Mortgagor entity may be voluntarily sold, transferred, conveyed or assigned to another entity owning a membership interest in the Mortgagor as of the date of closing;

(iv) any limited partnership interest in Oxford Residential Properties I Limited Partnership ("Residential LP") other than the 21% limited partnership interest owned by ORP Acquisition Partners Limited Partnership ("ORP APLP") may be voluntarily sold, transferred, conveyed or assigned to any person, party or entity provided that at all times, Residential LP is (1) controlled directly or indirectly by AIMCO Properties, L.P. and (2) owned at least 23% directly or indirectly by AIMCO Properties, L.P.; or

(v) any general partnership interest in Residential LP and any limited partnership interest in Residential LP owned by ORP APLP may be voluntarily sold, transferred, conveyed or assigned to any person, party or entity, provided that at all times such interest is directly or indirectly owned and controlled 100% by AIMCO Properties, L.P.

(e) Notwithstanding the terms of this Paragraph 29 to the contrary, Mortgagor may encumber the Premises with a sole additional mortgage, subordinate in every respect to the lien and interest of this Mortgage, for the purpose of securing secondary indebtedness (the "Subordinate Financing"), provided that:

(i) the subordinate mortgage, the documentation for the Subordinate Financing, and the form and terms of the Subordinate Financing are satisfactory in all respects to Mortgagee;

(ii) all such documentation as Mortgagee may reasonably require shall be submitted to Mortgagee including, but not limited to, operating statements of the Premises for the previous three (3) Loan Years (a "Loan Year" is a period of twelve consecutive months commencing on the date hereof if it is the first of the month and otherwise commencing on the first day of the month immediately following the date hereof, and the first Loan Year shall include the period, if any, between the date hereof and the commencement date of the first Loan Year) and a pro forma operating statement for the current Loan Year, and a then - current MAI appraisal of the Premises, provided at Mortgagee's expense, by an appraiser approved by Mortgagee;

(iii) the Net Operating Income (for the purpose of this subparagraph 29(e), Net Operating Income shall mean gross cash operating receipts from the Premises less normal and customary operating expenses incurred in the operation, management, and maintenance of the Premises) shall not be less than one hundred thirty percent (130%) of the combined aggregate of the Indebtedness and Subordinate Financing debt service payments (the Subordinate Financing must begin amortizing upon funding);

(iv) the total of the outstanding principal balance of the Indebtedness and the Subordinate Financing does not exceed seventy-five percent (75%) of the value of the Premises as established by the then-current MAI appraisal;

(v)   the mortgagee of the mortgage  securing the Subordinate  Financing shall
            expressly   acknowledge  the  priority  of  the  debt,  liens  and
            security  interests  of the  Indebtedness  and  agree  to  provide
            Mortgagee   with   written   notice  of  any  default   under  the
            Subordinate Financing in a subordination agreement in form and substance satisfactory to Mortgagee. Mortgagor shall pay any fees, costs or expenses, including reasonable attorneys' fees,
            incurred  by  Mortgagee  in   connection   with  the   Subordinate
            Financing;
(vi)        any default  which is not cured during any  applicable  cure periods
            under  the  Subordinate   Financing  shall  at  Mortgagee's   option
            constitute an Event of Default under this Mortgage and the other Loan Documents;

(vii) if previously waived, Mortgagee shall have the right to reinstate escrow payments for taxes and insurance premiums; and

(viii) no Event of Default shall then exist under this Mortgage or any of the Loan Documents.

30. Environmental Matters; Notice; Indemnity. Mortgagor covenants and agrees as follows:

(a) For purposes of this Mortgage, the following definitions shall apply:

(i)   The term  "Environmental  Law" means and includes any federal,  state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following (and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq. ("RCRA"); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation of the Premises.

(ii) The term "Hazardous Substance" means and includes: (1) those substances included within the definitions of "hazardous substances", "hazardous materials", "hazardous waste", "pollutants", "toxic substances" or "solid waste" in any Environmental Law; (2) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto);
            (3) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (4) any material, waste or substance which is any of the following: (A) asbestos; (B) polychlorinated biphenyl; (C) designated or listed as a "hazardous substance" pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (D) explosive; (E) radioactive; (F) a petroleum product; (G) infectious waste, or (H) mold or mycotoxins. As used herein the term "mold or mycotoxins" shall mean and include mycotoxin producing molds in amounts sufficient to create a health risk to humans. . Notwithstanding anything to the contrary herein, the term "Hazardous Substance" shall not include commercially sold products otherwise within the definition of the term "Hazardous Substance", but (X) which are used or disposed of by Mortgagor or used or sold by tenants of the Premises in the ordinary course of their respective businesses, (Y) the presence of which product is not prohibited by applicable Environmental Law, and (Z) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

(iii) The term "Enforcement or Remedial Action" means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

(iv) The term "Environmental Liability" means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys' fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

(b) Mortgagor, its successors and assigns, after reasonable inquiry, covenants, warrants and represents that, except as set forth in the Phase I Environmental Site Assessment EMG Project No. 103409, dated April 22, 2003, prepared by EMG, Inc., that:

(i) No Hazardous Substances have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape or migrate, or shall threaten to be injected, emptied, poured, leached, or spilled on or from the Premises.

(ii) No asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on, or disposed of on the Premises.

(iii) No polychlorinated biphenyls ("PCBs") are or will be located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device.

(iv) No underground storage tanks are or will be located on the Premises or were located on the Premises and subsequently removed or filled.

(v) No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened, anticipated or in existence with respect to the Premises.

(vi) The Premises and Mortgagor's operations at the Premises are in compliance with all applicable Environmental Laws including without limitation any, state and local statutes, laws and regulations. No notice has been served on Mortgagor, or any subsidiary of Mortgagor, from any entity, government body, or individual claiming any violation of any law, regulation, ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received subsequent to the date hereof shall be forwarded to Mortgagee within three (3) days of their receipt.

(vii) The Mortgagor has no knowledge of the release or threat of release of any Hazardous Substances from any property adjoining or in the immediate vicinity of the Premises.

(viii) No portion of the Premises is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. ss. 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

(ix) There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Premises that exceed background ambient air levels.

(x) To the best of Mortgagor's knowledge, there have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Premises.

(c)         Mortgagor will give prompt written notice to Mortgagee of:

(i) any proceeding, known investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Substance on, under or about the Premises or the migration thereof to or from adjoining property;

(ii) all claims made or threatened by any individual or entity against Mortgagor or the Premises relating to any loss or injury allegedly resulting from any Hazardous Substance; and

(iii) the discovery by Mortgagor of any occurrence or condition on any real property adjoining or in the vicinity of the Premises which might cause the Premises or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

(d) Mortgagee shall have the right and privilege to: (i) join in and participate in, as a party if it so elects, any one or more legal proceedings or actions initiated with respect to the Premises; and to (ii) have all costs and expenses thereof (including without limitation Mortgagee's reasonable attorneys' fees and costs) paid by Mortgagor.

(e) Mortgagor, for itself and its successors and assigns, agrees to protect, defend, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, contractors, sub-contractors, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, losses, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys' fees and expenses, including but not limited to those arising out of loss of life, injury to persons, property or business or damage to natural resources in connection with the activities of Mortgagor, its predecessors in interest, third parties who have trespassed on the Premises, or parties in a contractual relationship with Mortgagor, and any of them, whether or not occasioned wholly in part by any condition, accident or event caused by any act or omission of Mortgagee, the foregoing being collectively referred to as "Claims", which:

(i) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Premises; or

(ii) actually or allegedly arise out of, in connection with the Premises, the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of Hazardous Substances in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances; or

(iii) arise out of the breach of any covenant, warranty or representation contained in any statement or other information given by Mortgagor to Mortgagee relating to environmental matters; or

(iv) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law.

Mortgagor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Mortgagee described in this subparagraph
(e), shall hold Mortgagee harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this subparagraph (e).

Mortgagor's indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Loan and/or the repayment of the indebtedness evidenced by the Note, including, but not limited to, any foreclosure on this Mortgage or acceptance of a deed in lieu of foreclosure; it being agreed that the indemnity given herein is independent of the Indebtedness and the documents securing the Indebtedness. Mortgagor's indemnifications and representations shall not extend to any Hazardous Substances which first originate on the Premises subsequent to Mortgagee's succession to title by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure.

(f) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, both as determined by an independent environmental consultant selected by Mortgagee under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Premises or any portion thereof, Mortgagor shall within thirty
(30) days after written demand by Mortgagee for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Mortgagee (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Mortgagee. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Mortgagee's counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Mortgagor. If Mortgagor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Mortgagee may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Mortgagee's counsel), shall be paid by Mortgagor to Mortgagee forthwith after demand and shall be a part of the Indebtedness.

(g) If recommended by any environmental report, assessment or audit of the Premises, Mortgagor shall establish and comply with an operations and maintenance program with respect to the Premises, in form and substance reasonably acceptable to Mortgagee, prepared by an environmental consultant reasonably acceptable to Mortgagee, which program shall address any asbestos containing material or lead based paint that may now or in the future be detected at or on the Premises. Without limiting the generality of the preceding sentence, Mortgagee may require (i) periodic notices or reports to Mortgagee in form, substance and at such intervals as Mortgagee may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Mortgagee's sole expense, supplemental examination of the Premises by consultants specified by Mortgagee,
(iv) access to the Premises by Mortgagee, its agents or servicer, to review and assess the environmental condition of the Premises and Mortgagor's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

31. ERISA Representation and Warranty. Mortgagor hereby represents and warrants and agrees that as of the date hereof and the date of closing of the Loan, none of the investors in or owners of the Mortgagor is an employee benefit plan as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974 as amended, a plan as defined in Section 4875(e)(1) of the Internal Revenue Code of 1986 as amended, nor an entity the assets of which are deemed to include plan assets pursuant to Department of Labor regulation Section 25100.-101 (the "Plan Asset Regulation"). Mortgagor further represents, warrants and agrees that at all times during the term of the Loan, Mortgagor shall not be deemed to include plan assets. If at any time during the entire term of the Loan any of the investors in or owners of Mortgagor shall include a plan or entity described in the first sentence of Paragraph 31, Mortgagor shall as soon as reasonable possible following an investment by such plan or entity, provide Mortgagee with an opinion of counsel reasonably satisfactory to Mortgagee indicating that the assets of Mortgagor are not deemed to include plan assets pursuant to the Plan Assert Regulation. In lieu of such opinion, the Mortgagee may in its sole discretion accept such other assurances from Mortgagor as are necessary to satisfy Mortgagee in its sole discretion that the assets of Mortgagor are not deemed to include plan assets pursuant to the Plan Regulation. Mortgagor understands that the representations and warranties herein are a material inducement to Mortgagee in the making of the Loan requested by Mortgagor, without which Mortgagee would be unwilling to proceed with funding of the Loan.

32. Substitution of Loan. Notwithstanding the provisions of the Note regarding the Prepayment Premium (as defined therein) and the provisions of Paragraph 29 of this Mortgage, Mortgagor may request that Mortgagee permit Mortgagor to prepay the Loan in full at par from the proceeds of a substitute first mortgage loan ("Substitute Loan") to be funded by Mortgagee to Mortgagor and secured by a substitute property owned in fee simple as provided below (which was not previously another property in the Loan) ("Substitute Premises") and to obtain a release of the Premises from the Loan Documents upon and subject to the following terms and conditions ("Substitution"):

(a) Mortgagor must submit a written request ("Substitution Request") to Mortgagee for the proposed Substitute Loan identifying the proposed Substitute Premises at least ninety (90) days prior to the proposed closing date for the Substitution. Mortgagee shall evaluate the request for the proposed Substitute Loan and the proposed Substitute Premises in its sole discretion pursuant to its then customary underwriting and pricing criteria. The amount of the Substitute Loan requested must be at least the amount of the unpaid principal balance of this Loan. Mortgagee may review such items as it may require in its sole discretion, including, but not limited to, location, occupancy, lease term, rollover, tenant exposure, tenant's credit.

(b) The owner of the  Substitute  Premises  (and borrower  under the  Substitute
Loan) must be either (i) the Mortgagor (such that the Substitute Premises is owned 100% by the same borrower entity as owned the Premises at the time immediately prior to closing of the Substitution), or (ii) a single asset affiliate of Mortgagor having the identical beneficial ownership structure and management control as the Mortgagor.

(c) The Substitute Premises must be of the same nature and character as the Premises, which must be an apartment complex. Under no circumstances shall Mortgagee permit any special purpose properties (for example, hotels, motels, mobile home parks, health or senior care facilities). The Substitute Premises must be located in the continental United States.

(d) Mortgagee in its sole discretion shall acknowledge within ten (10) business days of the Mortgagee's receipt of the Substitution Request whether the proposed Substitute Premises appears to be acceptable to permit the Substitution. If in the Mortgagee's sole discretion it is determined that the proposed Substitute Premises is equal to or greater in quality than the Premises, then Mortgagee, through its loan correspondent, GMAC Commercial Mortgage, will process the Mortgagor's formal request to make the Substitute Loan. The proposal will be reviewed by and presented to Mortgagee's and ING Investment Management LLC's investment review committee pursuant to each of their then current commercial mortgage loan policies, practices, standards and procedures for approval in their sole and absolute discretion. If the investment review committee approves the formal request for Substitute Loan and Substitute Premises, the Substitution will be subject to the other conditions outlined herein.

(e) No more than one (1) Substitution Request shall be considered and closed during the entire term of the Loan and Substitute Loan.

(f) Mortgagor shall pay a processing fee to Mortgagee equal to $25,000 ("Processing Fee") at closing of each and every approved Substitution. A "Substitution Deposit" of $5,000 shall be required with submission of the Substitution Request, which deposit shall be applied to the Processing Fee at closing of the Substitution. The Substitution Deposit and Processing Fee contemplated by this subsection are in addition to outside counsel attorneys' fees and expenses incurred in the preparation, negotiation, documentation, due diligence review and closing of such Substitution.

(g) All improvements on the Substitute Premises shall have been completed in a good and workmanlike manner and in compliance, in all material respects, with all applicable governmental requirements prior to closing of the Substitution. The Substitute Premises must be lien free and all land, improvements and personal Premises paid for in full.

(h) The appraised fair market "As Is" value of the Substitute Premises shall be equal to or greater than the greater of (i) the then appraised fair market value, or gross sales proceeds, as the case may be, of the Premises and (ii) the original appraised value of the Premises as set forth in the appraisal delivered to Mortgagee in connection with the closing of this Loan. The fair market "As Is" value of the Premises and Substitute Premises shall be determined by a firm of appraisers selected by GMAC Commercial Mortgage and approved by the Mortgagee, based on an MAI appraisal satisfactory to Mortgagee, dated not more than ninety (90) days prior to the closing of the Substitution Loan. All costs of such appraisals shall be paid by the Mortgagor on or prior to the closing of the Substitution Loan.

(i) The actual net operating income relating to the Substitute Premises (based upon the trailing twelve (12) month financial results or such shorter period, as Mortgagee deems appropriate, for a Substitute Premises opened for less than one year) shall equal or exceed the actual net operating income relating (based upon the trailing twelve (12) month financial results or such shorter period, as Mortgagee deems appropriate, for the Substitute Premises opened for less than one year) to the Premises.

(j) Mortgagee's outside counsel shall prepare and Mortgagor shall executed a new note, mortgage, assignment of rents and leases, loan agreement, environmental indemnities, tax and insurance escrows, borrower's certificate, and all other loan documents Mortgagee shall deem appropriate, including, but not limited to, modification of the existing Loan Documents (all of which shall be substantially in the form of the applicable documents executed in connection with the Loan with such changes thereto as Mortgagee reasonably deems appropriate to reflect the terms and circumstances of the Substitution Loan and Substitute Premises) (collectively, the "Substitute Loan Documents").

(k) Mortgagor shall be required to supply for Mortgagee's review and approval due diligence materials prior to closing of the Substitution Loan including those items contained in this Application Letter as a requirement for closing of this Loan, and such other materials as may then be customarily required as part of its then current commercial loan closing policies, procedures, standards and practices for properties of similar type and in similar locations as the Substitute Premises, including, without limitation, a current as-built ALTA survey, proof of adequate insurance, title insurance in conformance with the title policy issued and delivered to Mortgagee relating to the closing of the Loan, proof of compliance with governmental regulations, tenant estoppel certificates, and subordination, non-disturbance and attornment agreements. At the Mortgagors' sole cost and expense, Mortgagee shall receive for review and approval all additional due diligence materials in any way relating to the Substitute Premises, including but not limited to, an MAI appraisal, hazardous substance report, engineer report and seismic report as required by Mortgagee in its sole discretion. The items listed in this section are not exhaustive.

(l) The Substitute Loan Documents, financing statements and other instruments required to perfect the liens in the Substitute Premises and all collateral under such documents shall have been recorded, registered and filed (as applicable) in such manner as may be required by law to create a valid, perfected lien and security interest with respect to the Substitute Premises and the personal Premises related thereto. The liens created by the Substitute Loan Documents shall be first liens and security interests on the Substitute Premises and the personal Premises related thereto, subject only to such exceptions as Mortgagee shall approve in its sole discretion. At closing of the Substitution Loan, the Mortgagor (or other new borrower permitted under subparagraph 32 (b) above) shall have good and marketable title to the Substitute Premises and good and valid title to any personal Premises located thereon or used in connection therewith, in each case satisfactory to the Mortgagee.

(m) Mortgagee shall have received (1) a consent to the Substitution by any "Carve-Out" or other guarantors or indemnitors on the Loan in addition to Mortgagor and (2) such other instruments and agreements and such certificates and opinions of counsel, in form and substance satisfactory to the Mortgagee in connection with such Substitution as it may reasonably request.

(n) Mortgagor shall consider all implications for documentary stamp and intangibles taxes on the Substitution Loan that shall arise in connection with such Substitution. Mortgagee shall require payment of all such documentary stamp and intangibles taxes required by law and authorities having jurisdiction as a condition of closing the Substitution Loan in the jurisdiction where the Substitute Premises is located regardless of whether the taxing authority imposes taxes duplicative of those incurred at the original closing of the Loan where the Premises is located.

(o) No default or Event of Default shall have occurred and be continuing hereunder or under any other Loan Documents on the date of Substitution Request or at closing of the Substitution Loan.

(p) Mortgagee shall be satisfied that no material adverse change in the financial condition, operations or prospects of Mortgagor and its managers and other major principals has occurred after closing of this Loan. Mortgagee shall be entitled to request copies of financial statements and such other financial information as it shall reasonably require in order to assess the financial status of the Mortgagor (or new borrower permitted pursuant to subparagraph 32(b) above) and to determine and/or estimate the solvency of such entity prior to and following the closing of the Substitution. Mortgagee shall not be required to close a proposed Substitution in the event it reasonably determines that Mortgagor (or the new borrower under subparagraph 32(b) above) is or, upon completion of the Substitution, may become insolvent within the meaning of the term under the federal bankruptcy code.

(q) The Mortgagor shall pay all reasonable out-of-pocket costs and expenses incurred in connection with any such Substitution and the reasonable out-of-pocket fees and expenses incurred by Mortgagee, its outside counsel and its loan correspondent and loan servicer in connection therewith. Without limiting the generality of the foregoing, the Mortgagor shall, in connection with, and as a condition to, each Substitution, pay the reasonable fees and expenses of Mortgagee's counsel, the reasonable fees and expenses of Mortgagee's engineers, appraisers, construction consultants, insurance consultants and other due diligence consultants and contractors, recording charges, title insurance charges, and stamp and/or mortgage or similar taxes, transfer taxes.

33. Captions. The captions or headings preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

34. No Waiver; Modifications in Writing. No failure or delay on the part of Mortgagee in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Mortgage, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof. Any amendment, modification or supplement of or to any provision of this Mortgage, any waiver of any provision of this Mortgage, and any consent to any departure from the terms of any provision of this Mortgage, shall be effective only in the specific instance and for the specific purpose for which made or given.

35. Relationship. Mortgagee is only a lender under the Loan Documents, and nothing contained in this Mortgage or the other Loan Documents and no action taken by the parties pursuant hereto shall be deemed to constitute the Mortgagee and any other of the parties to any of the Loan Documents a partnership, an association, a joint venture or other entity, nor constitute Mortgagee as a fiduciary for any of the parties.

36. Governing Law. This Mortgage shall be governed by the laws (excluding conflicts of laws rules) of the state in which the Premises is located.

37. Time of Essence. Time is of the essence in the performance by the parties of this Mortgage.

38. Construction. Mortgagor has been represented by its own counsel in this transaction, and this Mortgage shall not be construed more strongly against any party regardless of who was more responsible for its preparation.

39. Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Mortgage and not to any particular section, paragraph or provision. The term "person" and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

40. Integration. This Mortgage, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Mortgagor, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

41. General Indemnification.

(a) Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; (iv) any failure of the Premises to be in compliance with any applicable laws; (v) any and all claims, demands or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (vi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Mortgage. Any amounts payable to Mortgagee by reason of the application of this Paragraph shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Mortgagee until paid. The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense). The term "Indemnified Parties" shall mean (i) Mortgagee, (ii) any prior owner or holder of the Note, (iii) any servicer or prior servicer of the Loan, (iv) any participant or any prior participant in any portion of the Loan, (v) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any participant or other third party, (vi) any receiver or other fiduciary appointed in a foreclosure or other collection proceeding, (vii) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (viii) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan.

(b) Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Mortgagor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

(c) Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Mortgage, the Note or any of the other Loan Documents.

42. Miscellaneous.

(a) This Mortgage and all provisions hereof shall extend to and be binding upon Mortgagor and its heirs, successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Mortgagor (but this clause shall not be construed as constituting the consent by Mortgagee to the transfer of any interest in the Premises), and the word "Mortgagor" when used herein shall include any such person and all persons liable for the payment of the Indebtedness or any part thereof, whether or not such persons shall have executed said Note or this Mortgage. The word "Mortgagee", when used herein, shall include the successors and assigns of Mortgagee, and the holder or holders, from time to time, of the Note secured hereby. In addition, in the event Mortgagor is a land trust or similar entity, the term "Mortgagor" as used herein shall include the beneficiary or beneficiaries of such land trust or similar entity.

(b) In the event one or more of the provisions contained in this Mortgage or the Note secured hereby, or in any other security documents given to secure the payment of the Note secured hereby, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

(c) The Mortgagor will, from time to time, upon ten (10) business days' prior written request from Mortgagee, make, execute, acknowledge and deliver to Mortgagee such supplemental mortgages, certificates and other documents, including without limitation UCC financing statements, as may be necessary for better assuring and confirming unto Mortgagee any of the Premises, or for more particularly identifying and describing the Premises, or to preserve or protect the priority of this Mortgage lien, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Mortgagee to carry out the intentions of this Mortgage.

(d) Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, no building or other Improvement on the Premises shall rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Mortgagor shall not by act or omission impair the integrity of the Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this paragraph shall be void.

(e) Mortgagor will, from time to time, upon ten (10) business days' prior written request by Mortgagee, execute, acknowledge and deliver to Mortgagee, a certificate stating that this Mortgage is unmodified and in full force and effect (or, if there have been modifications, that this Mortgage is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. The estoppel certificate from Mortgagor shall also state to the best knowledge of Mortgagor whether any offsets or defenses to the Indebtedness exist and if so shall identify them.

(f) The Note secured  hereby  includes  provisions  for the assessment of a Late
Charge, as defined therein. Said Late Charge shall be secured hereby as Indebtedness, as that term is used herein.

(g) Mortgagee shall have the right and option to exercise power of sale or to commence a civil action to foreclose this Mortgage and to obtain a decree of foreclosure. The failure to join any tenant or tenants as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Mortgagor as a defense in any civil action instituted to collect the Indebtedness , or any part thereof, or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

(h) At the option of Mortgagee, this Mortgage shall become, subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any one or more, or to all, Leases upon the execution by Mortgagee and recording or registration thereof, at any time hereafter, in the Office of the Recorder in and for the county wherein the Premises are situated, or such other office as determined by Mortgagee, of a unilateral declaration to that effect.

(i) In the event that maturity of the Indebtedness is accelerated by Mortgagee because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Mortgagor in the amount necessary to satisfy the Indebtedness at any time prior to judicial confirmation or other conclusion if confirmation is not required, of a foreclosure sale or sale under a power of sale, then such tender shall constitute a prepayment under the Note and shall, to the extent specified in the Note, require payment of the prepayment premium provided for in the Note.

(j) All agreements between Mortgagor and Mortgagee (including, without limitation, those contained in this Mortgage and the Note) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Mortgagee exceed the highest lawful rate of interest permissible under the laws of the State of Indiana. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Note or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of the State of Indiana; and if for any reason whatsoever Mortgagee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal Indebtedness (whether or not then due and payable) and not to the payment of interest.

(k) Mortgagor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the loan for which the Note is given will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation G of the Board of Governors of the Federal Reserve System (12 CFR Part 207) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

(l) Mortgagor shall exert its best efforts to include a "no lien" provision in any property management agreement hereafter entered into by Mortgagor or its beneficiary with a property manager for the Premises, whereby the property manager waives and releases any and all mechanics' lien rights that he, or anyone claiming through or under such manager, may have. Such property management agreement containing such "no lien" provision or a short form thereof shall, at Mortgagee's request, be recorded in the Office of the Recorder in and for the County wherein the Premises is situated, or such other office as reasonably requested by Mortgagee.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. MORTGAGOR
ACKNOWLEDGES AND AGREES THAT THERE ARE NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT AND NO SUCH OTHER TERMS AND PROVISIONS MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

Mortgagor acknowledges receipt of a copy of this instrument at the time of execution hereof.

43. Execution and Seal. Each party signatory hereto has executed this Mortgage and hereto set its seal and/or adopted the word "(SEAL)" set forth opposite its name as its seal as of the day and year first above written.

                          This instrument prepared by:
                             J. William Veatch, III
                            Kilpatrick Stockton, LLP
                              1100 Peachtree Street
                                   Suite 2800
                          Atlanta, Georgia 30309-4530.


                 [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the Mortgagor has executed this instrument the day and year first above written.

                                         MORTGAGOR:

                                         ORP TWO L.L.C., a Maryland limited
                                         liability company

                                         By:    ORP CORPORATION II, a Maryland
                                                corporation, its Managing Member


                                                By:  /s/Patti K. Fielding
                                                     Name:  Patti K. Fielding
                                                     Title: Executive   Vice
                                                            President

                                                    (CORPORATE SEAL)

STATE OF COLORADO           )
                            ) SS:
COUNTY OF   DENVER          )


      Before me, a Notary Public in and for said County and State, personally appeared Patti K. Fielding, Executive Vice President of ORP CORPORATION II, a Maryland corporation, the Managing Member of ORP TWO L.L.C., a Maryland limited liability company, who acknowledged execution of the foregoing instrument for and on behalf of said limited liability company and stated that the representations therein contained are true.

      Witness my hand and Notarial Seal this 7th day of May, 2003


                                          /s/Cathleen M. O'Donnell
                                          Notary Public Residing in
                                          N/A County

                                          Cathleen M. O'Donnell
                                          (Printed signature)
My Commission Expires:

August 2, 2006
This document was prepared by:
J. William Veatch, III, Esq.
Kilpatrick Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, Georgia  30309-4530

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

RAVEN HILL APARTMENTS
Burnsville, Dakota County, Minnesota
                                                                   Exhibit 10.11


                    Space Above This Line for Recorder's Use

                                                       After recording, please
                                                       return to:
                                                       Kilpatrick Stockton LLP
                                                       1100 Peachtree Street
                                                       Suite 2800
                                                       Atlanta, Georgia
                                                       30309-4530
                                                       Attn:  J. William
                                                       Veatch, III, Esq.

                          MORTGAGE, SECURITY AGREEMENT,
                     FINANCING STATEMENT AND FIXTURE FILING


      THIS MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING ("Mortgage") is made as of May 7, 2003, by ORP THREE L.L.C., a Maryland limited liability company ("Mortgagor"), with the mailing address of c/o AIMCO, Stanford Place 3, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, for the benefit of GOLDEN AMERICAN LIFE INSURANCE COMPANY, a Delaware corporation ("Mortgagee") with the mailing address of c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349.

                             W I T N E S S E T H:

      WHEREAS, Mortgagor has executed and delivered to Mortgagee a Promissory Note dated on or about this same date in the principal amount of $12,210,000.00, (which Promissory Note, together with all notes issued and accepted in substitution or exchange therefor, and as any of the foregoing may from time to time be modified, extended, renewed, consolidated, restated or replaced, is hereinafter sometimes referred to as the "Note"), which Note provides, among other things, for final payment of principal and interest under the Note, if not sooner paid or payable as provided therein, to be due on or before the first day of June, 2023, the Note by this reference thereto being incorporated herein; and

      WHEREAS, Mortgagee is desirous of securing the prompt payment of the Note together with interest, charges and prepayment fees, if any, thereon in accordance with the terms of the Note, and any additional indebtedness accruing to Mortgagee on account of any future payments, advances or expenditures made by Mortgagee pursuant to the Note or this Mortgage and any additional sums with interest thereon which may be loaned to Mortgagor by Mortgagee or advanced under the Loan Documents (as hereinafter defined) (all hereinafter sometimes collectively referred to as the "Indebtedness").

      NOW, THEREFORE, Mortgagor, to secure payment of the Indebtedness and the performance of the covenants and agreements herein contained to be performed by Mortgagor, for good and valuable consideration in hand paid, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound, hereby agrees and covenants as follows:

1. Granting Clauses. Mortgagor hereby irrevocably and absolutely does by these presents GRANT AND CONVEY, MORTGAGE AND WARRANT, SET OVER, TRANSFER, ASSIGN, BARGAIN AND SELL to Mortgagee, its successors and assigns, with all powers of sale (if any) and all statutory rights under the laws of the State of Minnesota, and grants to Mortgagee a security interest in, all of Mortgagor's present and hereafter acquired estate, right, title and interest in, to and under the following (collectively referred to herein as the "Premises"):

(a) That certain real property situated in Dakota County, Minnesota and more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Land"), together with all buildings, structures and improvements now or hereafter erected on the Land, together with all fixtures and items that are to become fixtures thereto (collectively, the "Improvements");

(b) All and singular the easements, rights-of-way, licenses, permits, rights of use or occupancy, privileges, tenements, appendages, hereditaments and appurtenances and other rights and privileges attached or belonging to the Land or Improvements or in any wise appertaining thereto, whether now or in the future, and all the rents, issues and profits from the Land or Improvements;

(c) The land lying within any street, alley, avenue, roadway or right-of-way open or proposed or hereafter vacated in front of or adjoining the Land; and all right, title and interest, if any, of Mortgagor in and to any strips and gores adjoining the Land;

(d) All machinery, apparatus, equipment, goods, systems, building materials, carpeting, furnishings, fixtures and property of every kind and nature whatsoever, now or hereafter located in or upon or affixed to the Land or Improvements, or any part thereof, or used or usable in connection with any construction on or any present or future operation of the Land or Improvements, now owned or hereafter acquired by Mortgagor, including, but without limitation of the generality of the foregoing: all heating, lighting, refrigerating, ventilating, air-conditioning, air-cooling, fire extinguishing, plumbing, cleaning, telephone, communications and power equipment, systems and apparatus; and all elevators, switchboards, motors, pumps, screens, awnings, floor coverings, cabinets, partitions, conduits, ducts and compressors; and all cranes and craneways, oil storage, sprinkler/fire protection and water service equipment; and also including any of such property stored on the Land or Improvements or in warehouses and intended to be used in connection with or incorporated into the Land or Improvements or for the pursuit of any other activity in which Mortgagor may be engaged on the Land or Improvements, and including without limitation all tools, musical instruments and systems, audio or video equipment, cabinets, awnings, window shades, venetian blinds, drapes and drapery rods and brackets, screens, carpeting and other window and floor coverings, decorative fixtures, plants, cleaning apparatus, and cleaning equipment, refrigeration equipment, cables, computers and computer equipment, software, books, supplies, kitchen equipment, appliances, tractors, lawn mowers, ground sweepers and tools, swimming pools, whirlpools, recreational or play equipment together with all substitutions, accessions, repairs, additions and replacements to any of the foregoing; it being understood and agreed that all such machinery, equipment, apparatus, goods, systems, fixtures, and property are a part of the Improvements and are declared to be a portion of the security for the Indebtedness (whether in single units or centrally controlled, and whether physically attached to said real estate or not), excluding, however, personal property owned by tenants of the Land or Improvements (collectively, the "Personal Property");

(e) Any and all awards, payments or insurance proceeds, including interest thereon, and the right to receive the same, which may be paid or payable with respect to the Land or Improvements or other properties described above as a result of: (1) the exercise of the right of eminent domain or action in lieu thereof; or (2) the alteration of the grade of any street; or (3) any fire, casualty, accident, damage or other injury to or decrease in the value of the Land or Improvements or other properties described above, to the extent of all amounts which may be secured by this Mortgage at the date of receipt of any such award or payment by Mortgagor or Mortgagee, and of the reasonable counsel fees, costs and disbursements incurred by Mortgagor or Mortgagee in connection with the collection of such award or payment. Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such award or payment;

(f) All accounts receivable and any right of Mortgagor to payment for goods sold or leased or for services rendered, whether or not yet earned by performance, and whether or not evidenced by an instrument or chattel paper, arising from the operation of the Premises, now existing or hereafter created, substitutions therefor, proceeds thereof (whether cash or noncash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof and any or all of the foregoing and proceeds therefrom (collectively, the "Accounts");

(g) All authorizations, licenses, permits, contracts, management agreements, franchise agreements, and occupancy and other certificates concerning the ownership, use and operation of the Premises;

(h) All monies on deposit for the payment of real estate taxes or special assessments against the Premises or for the payment of premiums on policies of fire and other hazard insurance covering the Premises; all proceeds paid for damage done to the Premises; all proceeds of any award or claim for damages for the Premises taken or damaged under the power of eminent domain or by condemnation; all rents, issues and leases of the Premises; and all tenants' or security deposits held by Mortgagor in respect of the Premises;

(i) All names under or by which the Premises or any Improvements thereon may at any time be operated or known, and all rights to carry on business under any such names or any variant thereof, and all trademarks, trade names, patents, patents pending and goodwill with respect to the Premises;

(j) All shares of stock or partnership interest or other evidence of ownership of any part of the Premises that is owned by Mortgagor in common with others, including all water stock relating to the Premises, if any, and all documents of membership in any owners' or members' association or similar group having responsibility for managing or operating any part of the Premises and any management agreements;

(k) All plans and specifications prepared for construction of Improvements on the Premises and all studies, data and drawings related thereto; and all contracts and agreements of Mortgagor relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction of Improvements on the Premises;

(l) All of Mortgagor's right, title and interest in, to and under any and all reserve, deposit or escrow accounts made pursuant to any loan document made between Mortgagor and Mortgagee with respect to the Premises, together with all income, profits, benefits and advantages arising therefrom;

(m) All goods, Accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory (as defined in the Minnesota Uniform Commercial Code, Minnesota Statutes Chapter 336 ("UCC")) located on and used in the operation of the Premises;

(n) All substitutions, accessions, additions and replacements to any of the foregoing; and

(o) All products and proceeds of any of the foregoing, or with respect to the Premises, including without limitation, insurance proceeds, proceeds of any voluntary or involuntary disposition or diminution in value of any of the foregoing or of the Premises, and any claim respecting any thereof (pursuant to judgment, condemnation award or otherwise) and all goods, accounts, general intangibles, chattel paper, instruments, documents, consumer goods, equipment and inventory, wherever located, acquired with the proceeds of any of the foregoing or proceeds thereof. For purposes of this Mortgage, the term "proceeds" means whatever is received when any of the foregoing or the proceeds thereof (including, without limitation, cash proceeds) is sold, exchanged or otherwise disposed of (including involuntary dispositions or destruction and claims for damages thereto), including without limitation cash proceeds, insurance proceeds, condemnation proceeds, and any other rights or property arising under or receivable upon any such disposition.

      The parties intend the definition of Premises to be broadly construed and in the case of doubt as to whether a particular item is to be included in the definition of Premises, the doubt should be resolved in favor of inclusion.

      TO HAVE AND TO HOLD the Premises with all rights, privileges and appurtenances thereunto belonging, and all income, rents, royalties, revenues, issues, profits and proceeds therefrom, unto Mortgagee, its successors and assigns, forever, for the uses and purposes herein expressed.

      THIS MORTGAGE IS GIVEN TO SECURE: Payment of the Indebtedness; payment of such additional sums with interest thereon which may hereafter be loaned to Mortgagor by Mortgagee pursuant to the Note or Mortgage or otherwise advanced under the Loan Documents (the "Loan"), including without limitation advances made by Mortgagee to protect the Premises or the lien of this Mortgage or to pay taxes, assessments, insurance premiums, and all other amounts that Mortgagor has agreed to pay pursuant to the provisions hereof or that Mortgagee has incurred by reason of the occurrence of an Event of Default (as hereinafter defined), including without limitation, advances made to enable the completion of the Improvements or any restoration thereof, even though the aggregate amount outstanding at any time may exceed the original principal balance stated herein and in the Note (provided, however, that the Indebtedness shall in no event exceed an amount equal to three hundred percent (300%) of the face amount of the
Note); and the due, prompt and complete performance of each and every covenant, condition and agreement contained in this Mortgage, the Note, and every other agreement, document and instrument to which reference is expressly made in this Mortgage or which at any time evidences or secures the Indebtedness evidenced by the Note (this Mortgage, the Note and all such other agreements, documents and instruments, but excluding the certain Environmental Indemnification Agreement executed by Mortgagor, are hereinafter sometimes collectively referred to as the "Loan Documents"). Mortgagor hereby warrants that Mortgagor has good and marketable title to the Premises, is lawfully seized and possessed of the Premises and every part thereof, and has the right to convey same; that Mortgagor will forever warrant and defend the title to the Premises unto Mortgagee against the claims of all persons whomsoever; and that the Premises are unencumbered except as set forth on Mortgagee's title insurance policy dated on or about even date herewith regarding the Premises.

2. Maintenance, Repair and Restoration of Improvements, Payment of Prior Liens, etc. Mortgagor shall: (a) promptly repair, restore or rebuild any Improvements now or hereafter on the Premises which may become damaged or be destroyed, such Improvements to be of at least equal value and substantially the same character as prior to such damage or destruction; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or other liens or claims for lien (except the lien of current general taxes duly levied and assessed but not yet due and payable); (c) immediately pay when due or within any applicable grace period any indebtedness which may be secured by a lien or charge on the Premises (no such lien, except for current general taxes duly levied and assessed but not yet payable, to be permitted hereunder), and upon request exhibit satisfactory evidence to Mortgagee of the discharge of such lien; (d) complete within a reasonable time any Improvements now or at any time in process of erection upon the Land; (e) comply with all requirements of law (including, without limitation, pollution control and environmental protection laws and laws relating to the accommodation of persons with disabilities), ordinance or other governmental regulation in effect from time to time affecting the Premises and the use thereof, and covenants, easements and restrictions of record with respect to the Premises and the use thereof; (f) make no material alterations in the Premises; (g) suffer or permit no material change in the general nature of the use of the Premises, without Mortgagee's written consent;
(h) initiate or acquiesce in no zoning reclassification or variance with respect to the Premises without Mortgagee's written consent; and (i) pay each item of Indebtedness when due according to the terms hereof or of the Note.

3. Payment of Taxes; Contest of Impositions.

(a) Mortgagor shall pay thirty (30) days before any delinquency or any penalty or interest attaches all general taxes, special taxes, special assessments, water charges, sewer service charges, and all other charges against the Premises of any nature whatsoever when due, and shall, upon written request, furnish to Mortgagee duplicate receipts therefor.

(b) Notwithstanding anything contained herein to the contrary, Mortgagor shall not be required to pay or discharge any taxes, assessments or other charges of the nature referred to in Paragraph 2 above and this Paragraph 3 so long as the Mortgagor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the levy, lien or imposition so contested and the sale of the Premises, or any part thereof, to satisfy any obligation arising therefrom, provided that the Mortgagor shall give such security as may be demanded by the Mortgagee to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment, failure of performance or contest by Mortgagor. Any such contest shall be prosecuted with due diligence and the Mortgagor shall promptly after final determination thereof pay the amount of any levy, lien or imposition so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Paragraph 3, Mortgagor shall (and if Mortgagor shall fail so to do, Mortgagee may but shall not be required to) pay any such levy, lien or imposition notwithstanding such contest if in the reasonable opinion of the Mortgagee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

4. Tax Deposits. Mortgagor covenants and agrees to deposit with such depositary as the Mortgagee from time to time may in writing appoint, and in the absence of such appointment, then at the office of Mortgagee, c/o ING Investment Management LLC, 5780 Powers Ferry Road, NW, Suite 300, Atlanta, Georgia 30327-4349,
Attention: Mortgage Loan Servicing Department, commencing on the date of disbursement of the Loan secured hereby and on the first day of each month following the month in which said disbursement occurred until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12th) of the last total annual taxes and assessments for the last ascertainable year (if the current year's taxes and assessments are not yet ascertainable) (general and special) on the Premises (unless said taxes are based upon assessments which exclude the Improvements or any part thereof now constructed or to be constructed, in which event the amount of such deposits shall be based upon the Mortgagee's reasonable estimate as to the amount of taxes and assessments to be levied and assessed). Such deposits are to be held without any allowance of interest (unless local law requires otherwise) and are to be used for the payment of taxes and assessments (general and special) on the Premises next due and payable when they become due. Upon demand by such depositary, Mortgagor shall deliver and pay over to such depositary from time to time such additional sums or such additional security as are necessary to make up any deficiency in the amount necessary to enable such depositary to fully pay any of the items hereinabove mentioned as they become payable. If the funds so deposited exceed the amount required to pay such items hereinabove mentioned for any year, the excess shall be applied on a subsequent deposit or deposits. Said deposits need not be kept separate and apart from any other funds of Mortgagee or such depositary.

      If any such taxes or assessments (general or special) shall be levied, charged, assessed or imposed upon or for the Premises, or any portion thereof, and if such taxes or assessments shall also be a levy, charge, assessment or imposition upon or for any other property not covered by the lien of this Mortgage, then the computation of any amount to be deposited under this Paragraph 4 shall be based upon the entire amount of such taxes or assessments, and Mortgagor shall not have the right to apportion the amount of any such taxes or assessments for the purposes of such computation.

5. Mortgagee's Interest In and Use of Deposits. Upon the occurrence of an Event of Default, Mortgagee may at its option, without being required to do so, apply any monies at the time on deposit pursuant to Paragraphs 4 and 7 hereof, on any of Mortgagor's obligations herein or in the Note or any of the Loan Documents contained, in such order and manner as the Mortgagee may elect. When the Indebtedness has been fully paid, any remaining deposits shall be paid to Mortgagor or to the then owner or owners of the Premises. A security interest within the meaning of the UCC is hereby granted to the Mortgagee in and to any monies at any time on deposit pursuant to Paragraphs 4 and 7 hereof and such monies and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, all as additional security for the Indebtedness and shall in the absence of the occurrence of an Event of Default be applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Mortgagor; provided, however, that neither Mortgagee nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments and insurance premiums any amount so deposited. Neither Mortgagee nor any depositary hereunder shall be liable for any act or omission taken in good faith or pursuant to the instruction of any party but only for its willful misconduct.

6.          Insurance.

(a) Until the Indebtedness is fully paid, the Improvements and all fixtures, equipment and property therein contained or installed shall be kept unceasingly insured against loss and damage by such hazards, casualties and contingencies in such amounts and for such periods as may from time to time be required by Mortgagee. All insurance shall be written in policies and by insurance companies approved by Mortgagee which approval shall not be unreasonably withheld so long as at least an A.M. Best Company's Key Rating Guide Class A IX category designation is maintained and the policy otherwise conforms to the terms hereof. All policies of insurance and renewals thereof shall contain standard noncontributory mortgagee loss payable clauses to Mortgagee and shall provide for at least thirty (30) days prior written notice of cancellation to Mortgagee as well as a waiver of subrogation endorsement, all as required by Mortgagee, in form and content acceptable to Mortgagee. The originals of all policies (or duplicate originals thereof) or certified copies of policies and original Acord 27 and Acord 25 (as to liability only) certificates evidencing that the insurance required hereunder is in effect shall, with all premiums fully paid, be delivered to Mortgagee as issued at least thirty (30) days before the expiration of existing policies and shall be held by Mortgagee until all sums hereby secured are fully paid. Upon request by Mortgagee, Mortgagor shall furnish Mortgagee with evidence of the replacement cost of the Improvements. In case of sale pursuant to a foreclosure of this Mortgage or other transfer of title to the Premises and extinguishment of the Indebtedness, complete title to all policies, other than liability insurance policies, held by Mortgagee and all prepaid or unearned premiums thereon shall pass to and vest in the purchaser or grantee. Mortgagee shall not by reason of accepting, rejecting, approving or obtaining insurance incur any liability for payment of losses.

(b) Without in any way limiting the generality of the foregoing, Mortgagor covenants and agrees to maintain insurance coverage on the Premises which shall include:

(i)   physical  hazard  insurance on an "all risks"  basis with a  Replacement
            Cost Endorsement, an Increased Cost of Construction Endorsement and an Agreed Amount Endorsement, covering the perils of fire, flood (if in a flood hazard zone), earthquakes (if in an earthquake zone), boiler and machinery (to include major components of HVAC systems (if not already included in the above coverage) and such other equipment as Mortgagee may require), and extended coverage in an amount at least equal to the amount of the Loan and not less than the full replacement cost of the improvements and personal property ("full replacement cost" shall mean the cost of replacing the improvements and personal property without deduction for physical depreciation);

(ii) all risk coverage insurance (including vandalism and malicious mischief) for an amount equal to one hundred percent (100%) of the full replacement cost of the Improvements, written on a replacement cost basis and with a replacement cost endorsement (without depreciation) and an agreed amount endorsement pertaining to the co-insurance clause, and containing a mortgagee clause in Mortgagee's favor; and if at any time a dispute arises with respect to replacement cost, Mortgagor agrees to provide at Mortgagor's expense, an insurance appraisal prepared by an insurance appraiser approved by Mortgagee, establishing the full replacement cost in a manner satisfactory to the insurance carrier;

(iii) rent loss insurance insuring against loss arising out of the perils insured against in the policy or policies referred to in clause (ii) above, in an amount equal to not less than gross revenue from the Premises for twelve (12) months from the operation and rental of all Improvements now or hereafter forming part of the Premises, based upon one hundred percent (100%) occupancy of such Improvements, less any allocable charges and expenses which do not continue during the period of restoration and naming Mortgagee in a standard mortgagee loss payable clause thereunder;

(iv) comprehensive general public liability and property damage insurance with a broad form coverage endorsement for an amount as required from time to time by the Mortgagee but not less than an aggregate amount of Three Million and No/100 Dollars ($3,000,000.00) with a single occurrence limit of not less than Three Million and No/100 Dollars ($3,000,000.00) for claims arising from any one (1) accident or occurrence in or upon the Premises and naming Mortgagee as an additional insured thereunder;

(v) flood insurance whenever in Mortgagee's judgment such protection is necessary and is available and in such case in an amount acceptable to Mortgagee and naming Mortgagee as the loss payee thereunder;

(vi) insurance covering pressure vessels, pressure piping and machinery, if any, and all major components of any centralized heating or air-conditioning systems located in the Improvements, in an amount satisfactory to Mortgagee, such policies also to insure against physical damage to such buildings and improvements arising out of peril covered thereunder; and

(vii) such other insurance that may be reasonably required from time to time by Mortgagee.

Terrorism insurance shall only be required if it is available in the State of Minnesota, from carriers licensed in the State of Minnesota, and if such coverage is customarily required by the Mortgagee in connection with similar loans on similar type projects. The insurance may be obtained through a blanket policy. If Mortgagor is required to obtain terrorism coverage, as provided above, but the cost of such coverage then available to Mortgagor exceeds 150% of the cost of the endorsement allocated to the Premises to additionally insure for acts of terrorism on the existing blanket policy which includes the Premises on the date hereof, the Mortgagor may, at its option, elect to prepay the loan in whole, but not in part, without premium or penalty. To avoid a prepayment, however, Mortgagee may rescind the requirement to carry terrorism insurance. Mortgagee acknowledges that Mortgagor's providing coverage against acts of terrorism (which is part of a blanket policy) on the date hereof shall not be an agreement by Mortgagor to continue to provide coverage, except for the agreement set forth in this paragraph.

(c) Mortgagor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder.

7. Insurance Premium Deposits. It is further covenanted and agreed that for the purpose of providing funds with which to pay the premiums as the same become due on the policies of insurance as herein covenanted to be furnished by the Mortgagor, Mortgagor shall deposit with Mortgagee or the depositary referred to in Paragraph 4 hereof on the date of disbursement of the proceeds of the loan secured hereby and on the first day of each month following the month in which said disbursement occurred, an amount equal to the annual premiums that will next become due and payable on such policies less any amount then on deposit with the Mortgagee or such depositary, divided by the number of months to elapse thirty (30) days prior to the date when such premiums become delinquent. No interest shall be allowed to Mortgagor on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Mortgagee or such depositary.

8. Adjustment of Losses with Insurer and Application of Proceeds of Insurance.

(a) In case of loss or damage by fire or other casualty, Mortgagor shall immediately give Mortgagee and the insurance companies that have insured against such risks written notice of such occurrence.

(b) In case of loss or damage by fire or other casualty, Mortgagor shall, if no Event of Default then exists hereunder, have the sole and exclusive right to settle, compromise or adjust any claim under, and receive, for the purpose of rebuilding and restoration, the proceeds arising from, any and all losses payable under insurance policies to the extent the amount thereof does not exceed One Hundred Thousand and No/100 Dollars ($100,000.00), and all claims for losses in excess of said amount shall be settled, compromised or adjusted only with the mutual agreement of Mortgagor and Mortgagee and the proceeds paid as hereinafter provided. In the event insurance proceeds in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) are payable or if an Event of Default exists hereunder, then in either of such events, Mortgagee is authorized to collect and receipt for any insurance proceeds. Insurance proceeds collected by Mortgagee as aforesaid, after deducting therefrom any expenses incurred in the collection thereof, shall, if requested by Mortgagor in writing within thirty
(30) days after the proceeds of insurance covering such damage or destruction become available, be made available to Mortgagor for the purpose of paying the cost of rebuilding or restoring of the Improvements if (i) the Premises, in Mortgagee's sole and absolute discretion is capable of being restored to that condition which existed immediately prior to the damage or loss, (ii) the insurance proceeds, together with all other funds which are to be provided by Mortgagor, are sufficient to restore the Premises, (iii) Mortgagee determines that income from the Premises shall not be materially affected following the completion of the restoration or rebuilding; and (iv) no Event of Default then exists hereunder or under any other Loan Document, and no circumstance or condition exists that would constitute an Event of Default upon the giving of notice or the passage of time, or both. In the event that Mortgagee makes said proceeds available to Mortgagor to pay the cost of rebuilding or restoring of the Improvements, such proceeds shall be made available in the manner and under the conditions that the Mortgagee may reasonably require to assure proper application of such proceeds. In the event such insurance proceeds are made available by the Mortgagee, the Mortgagor shall pay all costs incurred by Mortgagee in connection with the application of such insurance proceeds (including but not limited to reasonable costs incurred by Mortgagee, and a title company or agent approved by Mortgagee in overseeing the disbursement of such insurance proceeds). The Improvements shall be restored or rebuilt so as to be of at least equal value and substantially the same character as prior to such damage or destruction. If the projected cost of rebuilding, repairing or restoring of the Improvements exceeds the sum of One Hundred Thousand and No/100 Dollars ($100,000), then insurance proceeds shall not be made available to Mortgagor unless and until Mortgagee has approved plans and specifications for the proposed rebuilding and restoration, which approval shall not be unreasonably withheld. If the proceeds are to be made available by Mortgagee to Mortgagor to pay the cost of said rebuilding or restoration, any surplus which may remain out of said insurance proceeds after payment of the costs of rebuilding or restoring the Premises shall, at the option of the Mortgagee, be applied on account of the Indebtedness or be paid to any party entitled thereto under such conditions as Mortgagee may reasonably require. No interest shall be allowed to Mortgagor on any proceeds of insurance held by Mortgagee.

(c) In the event proceeds of insurance are not made available to Mortgagor for the purpose of paying the cost of the rebuilding or restoring of the Improvements, Mortgagee, after deducting the costs of any collection, adjustment and compromise, shall apply such insurance proceeds in accordance with terms of the Note upon the Indebtedness, provided that any amount so applied by Mortgagee in reduction of the outstanding principal balance of the Note shall be credited to installments of principal in the inverse order of their maturity but no such application shall delay or postpone any installment payment of principal and interest under the Note

9. Observance of Lease Assignment.

(a) As additional security for the payment of the Note secured hereby and for the faithful performance of the terms and conditions contained herein, Mortgagor, as landlord, has assigned to Mortgagee, by that certain Assignment of Rents and Leases dated on or about this same date (the "Assignment of Rents"), all of Mortgagor's right, title and interest as landlord in and to all leases or other rights of use and or occupancy of any part of the Premises, both present and future (hereinafter collectively referred to as the "Leases") and all of the rents, issues and profits from the Leases or guaranties thereof (hereinafter collectively referred to as the "Rents").

(b) All Leases entered into after the date hereof are subject to the approval of Mortgagee as to form and content, which approval shall not be unreasonably withheld, and Mortgagor will not, without Mortgagee's prior written consent, make any Lease except in the ordinary course for actual occupancy by the tenant thereunder pursuant to a standard lease form approved by Mortgagee. As of the date hereof, Mortgagor has submitted to Mortgagee, and Mortgagee has approved, Mortgagor's standard lease form for the Premises, and as long as such approved form is used by Mortgagor for the Premises, no further approval of Mortgagee is required; provided, however, that (i) no Lease shall have a term of more than twenty-four (24) months, (ii) no Lease shall contain an option to purchase the Premises or any part thereof, and (iii) Mortgagee may, in the exercise of its reasonable discretion, require such modifications of or additions to such approved form at any time during the term of this Mortgage as it reasonably determines to be required to maintain the security intended to be afforded by the Assignment of Rents.

(c) Mortgagor will not, without Mortgagee's prior written consent: (i) execute an assignment or pledge of any Rents and/or any Leases; or (ii) accept any prepayment of any installment of any Rents more than thirty (30) days before the due date of such installment, and in any event no more than thirty (30) days in advance of the then current month.

(d) Mortgagor at its sole cost and expense will: (i) at all times promptly and faithfully abide by, discharge and perform all material covenants, conditions and agreements contained in all Leases, on the part of the landlord thereunder to be kept and performed; (ii) enforce or secure the performance of all material covenants, conditions and agreements of the Leases on the part of the lessees to be kept and performed, but except in the ordinary course of business Mortgagor shall not modify, amend, renew, extend, cancel, terminate or accept surrender of any Lease without the prior written consent of Mortgagee; (iii) appear in and defend any material action or proceeding arising under, growing out of or in any manner connected with the Leases or material obligations, duties or liabilities of landlord or of the lessees thereunder; (iv) upon written request of Mortgagee, transfer and assign to Mortgagee, any Lease or Leases heretofore or hereafter entered into, and make, execute and deliver to Mortgagee upon demand, any and all instruments required to effectuate said assignment; (v) furnish Mortgagee, within ten (10) days after a request by Mortgagee so to do, a written statement containing the names of all lessees, terms of all Leases, including the spaces occupied and the rentals payable thereunder; and (vi) exercise within five (5) days of any demand therefor by Mortgagee any right to request from the lessee under any Lease a certificate with respect to the status thereof.

(e) Nothing in this Mortgage or in any other documents relating to the loan secured hereby shall be construed to obligate Mortgagee, expressly or by implication, to perform any of the covenants of Mortgagor as landlord under any of the Leases assigned to Mortgagee or to pay any sum of money or damages therein provided to be paid by the landlord, each and all of which covenants and payments Mortgagor agrees to perform and pay.

(f) Mortgagor will not permit any Lease or any part thereof to become subordinate to any lien other than the lien hereof. (g) Mortgagee shall have the option to declare this Mortgage in default because of a default of landlord in any Lease of the Premises unless such default is cured by Mortgagor pursuant to the terms of the Lease and within any applicable cure period or unless such default would not permit the tenant to terminate the Lease. It is covenanted and agreed that an Event of Default under the Assignment of Rents shall constitute an Event of Default hereunder on account of which the whole of the Indebtedness shall at once, at the option of the Mortgagee, become immediately due and payable without notice to the Mortgagor.

(h) Mortgagor shall not, and shall not permit any tenant to, conduct any on-site dry cleaning operations on the Premises.

10. Effect of Extension of Time; Stamp Tax.

(a) If the payment of the Indebtedness, or any part thereof, is extended or varied, or if any part of any security for the payment of the Indebtedness is released, or if any person or entity liable for the payment of the Indebtedness is released, or if Mortgagee takes other or additional security for the payment of the Indebtedness, or if Mortgagee waives or fails to exercise any right granted herein, or in the Note secured hereby, or in any other instrument given to secure the payment hereof, then all persons now or at any time hereafter liable for the payment of the Indebtedness, or any part thereof, or interested in the Premises shall be held to assent to such extension, variation, release, waiver, failure to exercise or the taking of additional security, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding such extension, variation, release, waiver, failure to exercise, or the taking of additional security.

(b) If, by the laws of the United States of America, or of any state having jurisdiction over Mortgagor, any tax is due or becomes due in respect of the issuance of the Note hereby secured and this Mortgage, Mortgagor covenants and agrees to pay such tax in the manner required by any such law. Mortgagor further covenants to reimburse Mortgagee for any sums which Mortgagee reasonably expends by reason of the imposition of any tax on the issuance of the Note secured hereby and this Mortgage.

11. Effect of Changes in Laws Regarding Taxation. In the event of the enactment after this date of any law of the state in which the Premises are located deducting from the value of the Premises for the purpose of taxation any lien thereon, or imposing upon the Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagee's interest in the Premises, or the manner of collection of taxes, so as to affect this Mortgage or the debt secured hereby or the holders thereof, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee therefor if Mortgagee pays such taxes and submits proof of payment to Mortgagor; provided, however, that if in the opinion of counsel for Mortgagee: (a) it might be unlawful to require Mortgagor to make such payment, or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law; then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the Indebtedness to be and become due and payable sixty (60) days from the giving of such notice, without the applicable Prepayment Premium (as defined in the Note).

12. Mortgagee's Performance of Defaulted Acts. Upon the occurrence of an Event of Default herein, Mortgagee may, but need not, and whether electing to declare the whole of the Indebtedness due and payable or not, and without waiver of any other remedy, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient, and may, but need not, make full or partial payments of principal or interest on prior encumbrances, if any, and purchase, discharge, compromise or settle any tax lien or other prior lien or title or claim thereof, or redeem from any tax sale or forfeiture affecting the Premises or contest any tax or assessment or cure any default of Mortgagor as landlord in any Lease. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees, and any other monies advanced by Mortgagee in regard to any tax referred to in Paragraphs 10 and 11 hereof or to protect the Premises or the lien hereof, shall be additional Indebtedness and shall become immediately due and payable without notice and with interest thereon at the Default Rate of interest set forth in the Note. Inaction of Mortgagee shall never be considered as a waiver of any right accruing to it on account of any Event of Default on the part of Mortgagor.

13. Mortgagee's Reliance on Tax Bills, Etc. Mortgagee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) relating to insurance premiums, may do so according to any bill or statement procured from the appropriate company without inquiry into the accuracy of such bill or statement; or (c) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

14. Acceleration of Indebtedness in Event of Default. It is expressly agreed by Mortgagor that time is of the essence hereof and that the whole of the Indebtedness shall become immediately due and payable without notice to Mortgagor at the option of the Mortgagee upon the occurrence of one or more of the following events (hereinbefore and hereinafter collectively referred to as "Events of Default" and individually referred to as an "Event of Default"), together with a prepayment premium in the amount, if any, required to be paid pursuant to the terms of the Note in the event of a prepayment:

(a) nonpayment of any monetary sum due hereunder within ten (10) days after the same shall become due; or

(b) default shall be made in the due observance or performance of the terms and conditions of Paragraph 6 hereof (Insurance) or Paragraph 29 hereof (Due on Sale or Further Encumbrance); or

(c) default shall be made in the due observance or performance of any of the other covenants, agreements or conditions hereinbefore or hereinafter contained, required to be kept or performed or observed by the Mortgagor which does not relate to the nonpayment of any monetary sum, and such default is not cured within thirty (30) days following written notice thereof by Mortgagee to Mortgagor or within such longer period of time, not exceeding an additional thirty (30) days, as may be reasonably necessary to cure such non-compliance if Mortgagor is diligently and with continuity of effort pursuing such cure and the failure is susceptible of cure within an additional period of thirty (30) days; or

(d) the entry of a decree or order for relief by a court having jurisdiction in respect of Mortgagor, a general partner of Mortgagor if Mortgagor is a partnership, the beneficiary or beneficiaries of Mortgagor if Mortgagor is a trust, a managing member of Mortgagor if Mortgagor is a limited liability company, or any guarantor of the Note secured hereby (any of the foregoing parties being referred to herein as a "Key Party"), in any involuntary case under the federal bankruptcy laws now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for any Key Party or any substantial part of the property of any such Key Party, or for the winding up or liquidation of the affairs of any Key Party and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

(e) the commencement by any Key Party, of a voluntary case under federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or any other similar laws or the consent by any such Key Party to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of any Key Party, or of any substantial part of the property of any such person or entity, or the making by any such Key Party of an assignment for the benefit of creditors or the failure of any such Key Party generally to pay the debts of any such Key Party as such debts become due, or the taking of action by any such Key Party in furtherance of any of the foregoing; or

(f) the death of any guarantor of the Note secured hereby, unless a beneficiary or beneficiaries of the decedent having a net worth or an aggregate net worth, as the case may be, greater than the net worth of the decedent upon the date hereof shall become liable by assumption under the guaranty within ten (10) days of the appointment of the executor or personal representative; or

(g) any warranty, representation, certification, financial statement, or other information furnished or to be furnished to Mortgagee by or on behalf of Mortgagor or any guarantor of the Note to induce Mortgagee to loan the money evidenced by the Note proves to have been inaccurate or false in any material respect when made; or

(h) any breach, default, event of default or failure of performance (however denominated) under the Note or any of the other Loan Documents and the expiration of any applicable cure period without the same having been cured; or

(i) Mortgagor shall be in default of, or in violation of, beyond any applicable grace period, any conditions, covenants or restrictions which benefit or burden the Premises.

Notwithstanding the foregoing, no Event of Default shall arise under subparagraph 14(a) unless Mortgagee shall provide written notice of such failure and permit Mortgagor to cure such failure within ten (10) days after the giving of such notice, provided, however, that in no event shall Mortgagee be required to provide such notice and allow such opportunity to cure more than one (1) time during any calendar year.

If, while any insurance proceeds or condemnation awards are being held by Mortgagee to reimburse Mortgagor for the cost of rebuilding or restoration of buildings or improvements on the Premises, Mortgagee shall accelerate the Indebtedness, then and in such event, the Mortgagee shall be entitled to apply all such insurance proceeds and condemnation awards then held by it in reduction of the Indebtedness and any excess held by it over the amount of Indebtedness then due hereunder shall be returned to Mortgagor or any other party entitled thereto without interest.

15.         Remedies.

(a)         Primary Remedies. If an Event of Default shall occur, Mortgagee may:
            declare the Indebtedness to be and the same shall be, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived and without regard to the value of the Premises held as security for the Indebtedness or the solvency of any person liable for the payment of such Indebtedness; and/or exercise any other right, power or remedy available to it at law or in equity, hereunder or under any other Loan Document without demand, protest or notice of any kind, all of which are hereby expressly waived, except such as is expressly required hereby or by such other Loan Document. Without limiting the generality of the foregoing, Mortgagee may:

(i)   enter and take  possession of the Premises or any part thereof,  exclude
            Mortgagor and all persons claiming under Mortgagor wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person selected by Mortgagee, either in the name of Mortgagor or otherwise, and upon such entry, from time to time, at the expense of Mortgagor and of the Premises, make all such repairs, replacements, alterations, additions or improvements thereto as Mortgagee may deem proper, and to lease the Premises or any part thereof at such rental and to such persons as it may deem proper and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof including, without limitation, those past due and those thereafter accruing, with the right of Mortgagee to terminate, cancel or otherwise enforce any Lease or sublease for any default that would entitle Mortgagor to terminate, cancel or enforce same and apply the same to the payment of all expenses which Mortgagee may be authorized to incur under the provisions of this Mortgage and applicable laws, the remainder to be applied to the payment, performance and discharge of the Indebtedness in such order as Mortgagee may determine until the same have been paid in full;

(ii) institute an action for the foreclosure of this Mortgage and the sale of the Premises pursuant to the judgment or decree of a court of competent jurisdiction;

(iii) sell the Premises to the highest bidder or bidders at public auction at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice except such as may be required by law;

(iv) take all action to protect and enforce the rights of Mortgagee under this Mortgage by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted or for the enforcement of any other rights;

(v)   exercise  any or all of the rights and  remedies  available to a secured party under the UCC, including the right to (A) enter the Premises and take possession of any personal property without demand or notice and without prior judicial hearing or legal proceedings, which Mortgagor hereby expressly waives, (B) require Mortgagor to assemble any personal property, or any portion thereof, and make it available to Mortgagee at a place or places designated by Mortgagee and reasonably convenient to both parties and (C) sell all or any portion of the personal property at public or private sale, without prior notice to Mortgagor except as otherwise required by law (and if notice is required by law, after ten days' prior written notice), at such place or places and at such time or times and in such manner and upon such terms, whether for cash or on credit, as Mortgagee in its sole discretion may determine. As to any property subject to
            Article 9 of the UCC included in the Premises, Mortgagee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Mortgage and the rights and remedies that Mortgagee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Premises as one parcel or package of security. Mortgagor shall have the burden of proving that any such sale pursuant to the UCC was conducted in a commercially unreasonable manner;

(vi) terminate any management agreements, contracts, or agents/managers responsible, for the property management of the Premises, if in the sole discretion of Mortgagee such property management is unsatisfactory in any respect;

(vii) foreclose this Mortgage, at Mortgagee's option, by judicial or non-judicial foreclosure, for the entire unpaid amount of the Indebtedness, or only as to the sum past due, with interest and costs without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof, and at such foreclosure sale the Premises shall be sold subject to all remaining items of the Indebtedness and Mortgagee may again foreclose, in the same manner, as often as there may be any sum past due. In case of sale in any action or proceeding to foreclose this Mortgage, the Mortgagee shall have the right to sell the Premises covered hereby in parts or as an entirety. It is intended hereby to give to the Mortgagee the widest possible discretion permitted by law with respect to all aspects of any such sale or sales.

(viii) if an Event of Default occurs due to the nonpayment of the Indebtedness, or any part thereof, as an alternative to the right of foreclosure for the full Indebtedness after acceleration thereof, Mortgagee shall have the right to institute proceedings, either judicial or non-judicial, at Mortgagee's option, for partial foreclosure with respect to the portion of said Indebtedness so in default, as if under a full foreclosure, and without declaring the entire Indebtedness due (such proceedings being hereinafter referred to as "Partial Foreclosure"), and provided that if a foreclosure sale is made because of an Event of Default in the payment of a part of the Indebtedness, such sale may be made subject to the continuing lien of this Mortgage for the unmatured part of the Indebtedness; and it is agreed that such sale pursuant to a Partial Foreclosure, if so made, shall not in any manner affect the unmatured part of the Indebtedness, but as to such unmatured part, this Mortgage and the lien thereof shall remain in full force and effect just as though no foreclosure sale had been made under the provisions of this Paragraph. Notwithstanding any Partial Foreclosure, Mortgagee may elect, at any time prior to sale pursuant to such Partial Foreclosure, to discontinue such Partial Foreclosure and to accelerate the Indebtedness by reason of any Event of Default upon which such Partial Foreclosure was predicated or by reason of any other further Event of Default, and proceed with full foreclosure proceedings. It is further agreed that several foreclosures may be made pursuant to Partial Foreclosure without exhausting the right of full or Partial Foreclosure sale for any unmatured part of the Indebtedness, it being the purpose to provide for a Partial Foreclosure sale of the Indebtedness hereby without exhausting the power to foreclose and to sell the Premises pursuant to any such Partial Foreclosure for any other
            part  of  the  Indebtedness,   whether  matured  at  the  time  or
            subsequently maturing, and without exhausting any right of acceleration and full foreclosure.

(b) Receiver. If an Event of Default shall occur, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Premises and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the Indebtedness, the value of the Premises or the solvency of Mortgagor, either before or after any sale, and, Mortgagee may be appointed as such receiver. Such receiver shall have the power: (i) to collect the rents, issues and profits of the Premises during the pendency of any foreclosure proceedings whether by judicial or non-judicial foreclosure, and, in case of a sale and a deficiency, for such time when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, to the maximum time and extent permitted by law; (ii) to extend or modify any then existing Leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to leases to extend or renew terms to expire, beyond the maturity date of the Note and beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the secured obligations, satisfaction of any foreclosure decree, or issuance of any certificate of sale or deed to any purchaser; and
            (iii) all other powers which may be necessary or are usual in such case for the protection, possession, control, management, and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in the receiver's hands in payment in whole or in part of: (i) the Indebtedness and all obligations hereunder, or by any decree foreclosing this Mortgage, or in accordance with applicable non-judicial foreclosure provisions, any tax, special assessment or other lien which may be or become superior to the lien hereof or of such decree; and (ii) if this is a leasehold mortgage, all rents due or which may become due under the underlying lease.

(c) Sales by Parcels. In any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court, the Premises may be sold in one or more parts or parcels or as an entirety and in such order as Mortgagee may elect, without regard to the right of Mortgagor, or any person claiming under it, to the marshaling of assets. To the full extent permitted by law, Mortgagor waives the marshaling of assets.

(d) Effect of Sale. The purchaser at any sale made under or by virtue of this Mortgage or pursuant to any judgment or decree of court shall take title to the Premises or the part thereof so sold free and discharged of the estate of Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Mortgagee, may purchase at any such sale. Mortgagee is hereby irrevocably appointed the attorney-in-fact of Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Premises or any portions thereof so sold and, for this purpose, Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, promptly upon Mortgagee's written request, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Mortgagor in, to and under the Premises, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Mortgagor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Mortgagor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

(e) Eviction of Mortgagor After Sale. If Mortgagor fails or refuses to surrender possession of the Premises after any sale thereof, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided, that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee or any purchaser of the Premises under any provision of this Mortgage or pursuant to any judgment or decree of court.

(f) Insurance Policies. In the event of a foreclosure sale pursuant to this Mortgage or other transfer of title or assignment of the Premises in extinguishment, in whole or in part, of the Indebtedness, all right, title and interest of Mortgagor in and to all policies of insurance required under the provisions of this Mortgage shall inure to the benefit of and pass to the successor in interest of Mortgagor or the purchaser or grantee of the Premises or any part thereof so transferred.
(g) Foreclosure; Expense of Litigation. When the Indebtedness hereby secured, or any part thereof shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such Indebtedness or part thereof. In any suit to foreclose the lien hereof, there shall be allowed and included as additional Indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys' fees, appraiser's fees, actual costs of environmental reviews or audits, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to the title as Mortgagee may deem reasonably necessary either to prosecute such action or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this Paragraph mentioned and such expenses and fees as may be incurred in the protection of the Premises and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorneys employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Note or the Premises, including appellate, probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceedings or threatened suit or proceeding shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Mortgage.

16. Application of Proceeds. The proceeds of any sale made either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, shall be applied:

(a) first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys' fees, environmental site assessors fees and costs, appraisers' fees and costs of procuring title searches, title insurance policies and similar items and (ii) all charges, expenses and advances incurred or made by Mortgagee in order to protect the lien or estate created by this Mortgage or the security afforded hereby including any expenses of entering, taking possession of and operating the Premises;

(b) then to the payment of any other Indebtedness in such order as Mortgagee may determine until the same have been paid in full; and

(c) any balance thereof shall be paid to Mortgagor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

17. Rights and Remedies Cumulative. Each right, power and remedy herein conferred upon Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy and no delay or omission of Mortgagee in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any Event of Default or acquiescence therein.

18. Mortgagee's Right of Inspection. Mortgagee shall, upon reasonable notice to Mortgagor, have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

19. Condemnation. The Mortgagee may, at its option, in its own name (a) appear or proceed in any condemnation proceeding, and (b) make any compromise or settlement thereof, provided that so long as the Mortgagor promptly prosecutes any compromise or settlement thereof, the Mortgagor shall control any compromise or settlement proceeding with the result thereof being subject to the Mortgagee's approval. The Mortgagor shall give the Mortgagee immediate notice of the initiation of any condemnation proceeding, and a copy of every pleading, notice and other items served in any condemnation proceeding. Mortgagor hereby assigns, transfers and sets over unto the Mortgagee the entire proceeds of any award or any claim for damages for any of the Premises taken or damaged under the power of eminent domain or by condemnation. Mortgagee may elect to apply the proceeds of the award upon or in reduction of the Indebtedness, whether due or not, or make said proceeds available for restoration or rebuilding of the Premises. In the event that Mortgagee elects, in Mortgagee's sole and absolute discretion, to make said proceeds available to reimburse Mortgagor for the cost of the rebuilding or restoration of the Improvements, such proceeds shall be made available in the manner and under the conditions that Mortgagee may require. In any event, the Improvements shall be restored or rebuilt in accordance with plans and specifications to be submitted to and approved by Mortgagee prior to commencement of any building or restoration. If the proceeds are made available by Mortgagee to reimburse Mortgagor for the cost of said rebuilding or restoration, any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall at the option of Mortgagee be applied on account of the Indebtedness or be paid to any party entitled thereto. No interest shall be allowed to Mortgagor on the proceeds of any award held by the Mortgagee.

20.         Release  Upon  Payment and  Discharge  of  Mortgagor's  Obligations.
            Mortgagee shall release this Mortgage and the lien thereof by proper instrument upon payment and discharge of all Indebtedness including any prepayment premium provided for herein or in the Note secured hereby.

21.         Giving of Notice.

(a) All notices, demands, requests, and other communications desired or required to be given hereunder ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices;
            (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, certified mail, return receipt requested, addressed to the address for Notices.

(b) All Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of such Notice to the address for Notices; (ii) one business day after the deposit of such Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail as set forth in (a)(iii) above. All Notices shall be addressed to the following addresses:

             Mortgagor:          ORP Three L.L.C.
                                 c/o AIMCO
                                 Stanford Place 3
                                 4582 South Ulster Street Parkway
                                 Suite 1100
                                 Denver, Colorado  80237
                                 Attention:  Patti K. Fielding,
                                             Executive Vice President

             With a copy to:     Loeb & Loeb LLP
                                 1000 Wilshire Boulevard
                                 Suite 1800
                                 Los Angeles, California  90017
                                 Attention:  Susan V. Noonoo, Esq.

             Mortgagee:          Golden American Life Insurance Company
                                 c/o ING Investment Management LLC
                                 5780 Powers Ferry Road, NW, Suite 300
                                 Atlanta, Georgia  30327-4349
                                 Attention:     Mortgage    Loan    Servicing
                                 Department

                   and to:       ING Investment Management LLC
                                 5780 Powers Ferry Road, NW, Suite 300
                                 Atlanta, Georgia  30327-4349
                                 Attention:  Real Estate Law Department

             With a copy to:     Kilpatrick Stockton LLP
                                 1100 Peachtree Street
                                 Suite 2800
                                 Atlanta, Georgia  30309-4530
                                 Attention:  J. William Veatch, III, Esq.

or to such other persons or at such other place as any party hereto may by Notice designate as a place for service of Notice. Provided, that the "copy to" Notice to be given as set forth above is a courtesy copy only; and a Notice given to such person is not sufficient to effect giving a Notice to the principal party, nor does a failure to give such a courtesy copy of a Notice constitute a failure to give Notice to the principal party.

22. Waiver of Defense. No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law or in equity upon the Note hereby secured.

23. Waiver of Statutory Rights. Mortgagor shall not, and will not, apply for or avail itself of any homestead, appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws", now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but to the extent lawfully allowed hereby waives the benefit of such laws. Mortgagor, for itself and all who may claim through or under it, waives any and all right to have the property and estates comprising the Premises marshaled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Premises sold as an entirety. To the extent permitted by law, Mortgagor does hereby expressly waive any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, the trust estate and all persons beneficially interested therein and each and every person, acquiring any interest in or title to the Premises subsequent to the date of this Mortgage.

24. Furnishing of Financial Statements to Mortgagee. (a) Mortgagor covenants and agrees that it will keep and maintain books and records of account, or cause books and records of account to be kept and maintained in which full, true and correct entries shall be made of all dealings and transactions relative to the Premises, which books and records of account shall, at reasonable times during business hours and on reasonable notice, be open to inspection by Mortgagee and Mortgagee's accountants and other duly authorized representatives. Such books of record and account shall be kept and maintained on a cash basis.

(a) Mortgagor covenants and agrees to furnish, or cause to be furnished to Mortgagee, annually, within one hundred twenty (120) days following the end of each fiscal year of Mortgagor a copy of a report of the operations of the Premises, including a balance sheet and supporting schedules and containing a detailed statement of income and expenses and a current rent roll of the Premises. Mortgagor shall simultaneously deliver to Mortgagee a financial statement of Mortgagor, and each of its general partners if Mortgagor is a partnership, prepared in accordance with the accounting requirements set forth above, certified by Mortgagor, or an officer, manager or a general partner of any corporate, limited liability company or partnership Mortgagor. Each report or statement shall be certified as true, correct and complete by the individual managing member or chief financial officer of the party whom the request concerns. Notwithstanding the foregoing, Mortgagee shall have the right to require Mortgagor to provide quarterly income and expense statements which shall include current cash flow and receivables for the Premises, and to require Mortgagor to provide periodic updates on the rent roll so as to reflect current leasing of the Premises.

(b) If Mortgagor omits to deliver as required any report or statement required by this Paragraph 24, and said omission is not cured by Mortgagor within thirty
(30) days after written notice of such omission has been given by Mortgagee to Mortgagor, Mortgagee may elect, in addition to exercising any remedy for an Event of Default as provided for in this Mortgage, to make an audit of all books and records of Mortgagor including its bank accounts which in any way pertain to the Premises and to prepare the statement or statements which Mortgagor failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared by an independent certified public accountant to be selected by Mortgagee. Mortgagor shall pay all reasonable expenses of the audit and other services, which expenses shall be secured hereby as additional Indebtedness and shall be immediately due and payable with interest thereon at the Default Rate of interest as set forth in the Note and shall be secured by this Mortgage.

25. Filing and Recording Fees. Mortgagor will pay all filing, registration or recording fees and all reasonable expenses incident to the execution and acknowledgment of this Mortgage and all federal, state, county and municipal taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of said Note and this Mortgage.

26. Business Purpose. Mortgagor represents, covenants and agrees that all of the proceeds of the Note secured by this Mortgage will be used solely for business purposes and in furtherance of the regular business affairs of Mortgagor.

27. Exculpatory. The liability of the Mortgagor personally to pay the Note or any interest that may accrue thereon, or any Indebtedness or obligation accruing or arising hereunder is limited to the extent set forth in the Note.

28. Security Agreement. Mortgagor and Mortgagee agree that this Mortgage shall constitute a security agreement within the meaning of the UCC with respect to all sums on deposit with the Mortgagee with respect to insurance proceeds or condemnation proceeds ("Deposits") and with respect to any personal property and fixtures included in the definition herein of the word "Premises", which property may not be deemed to form a part of the real estate described in Exhibit "A" or may not constitute a "fixture" within the meaning of the UCC, and all replacements of such property, substitutions and additions thereto and the proceeds thereof, all such property being sometimes hereinafter collectively referred to as the "Collateral", and that a security interest in and to the Collateral and the Deposits is hereby granted to Mortgagee and the Deposits and all of Mortgagor's right, title and interest therein are hereby assigned to Mortgagee, all to secure payment of the Indebtedness and to secure performance by Mortgagor of the terms, covenants and provisions hereof. Upon the occurrence of an Event of Default under this Mortgage, Mortgagee, pursuant to the appropriate provisions of the UCC, shall have the option of proceeding with respect to the Collateral in accordance with its rights and remedies with respect to the real property, in which event the default provisions of the UCC shall not apply. The parties agree that, in the event Mortgagee shall elect to proceed with respect to the Collateral separately from the real property, ten
(10) days' notice of the sale of the Collateral shall be reasonable notice. The reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, reasonable attorneys' fees and legal expenses incurred by Mortgagee. Mortgagor agrees that, without the written consent of Mortgagee, Mortgagor will not remove or permit to be removed from the Premises any of the Collateral except that so long as the Mortgagor is not in default hereunder, Mortgagor shall be permitted to sell or otherwise dispose of the Collateral, when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the operation of the Premises, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that said Collateral shall be subject to the security interest created hereby, and so that the security interest of Mortgagee shall be first in priority, it being expressly understood and agreed that all replacements of the Collateral and any additions to the Collateral shall be and become immediately subject to the security interest of this Mortgage and covered hereby. Mortgagor shall, from time to time, on request of Mortgagee, deliver to Mortgagee an inventory of the Collateral in reasonable detail. Mortgagor covenants and represents that all Collateral, and all replacements thereof, substitutions therefor or additions thereto, unless Mortgagee otherwise consents, now are and will be free and clear of liens (other than the lien of taxes not yet due or payable), encumbrances or security interests of others. Mortgagor shall, upon demand execute and deliver to Mortgagee such financing statements and other documents in form satisfactory to Mortgagee, and will do all such acts and things as Mortgagee may at anytime, or from time to time, reasonably request or as may be necessary or appropriate to establish and maintain a first perfected security interest in the Deposits and Collateral, subject to no liens (other than the lien of taxes not yet due or payable), encumbrances, or security interests of others.

      This Mortgage also constitutes a financing statement for the purpose of the UCC and shall constitute a "fixture filing" under such statutes and shall be filed in the real estate records of the County in which the Land is located. For such purpose the name and address of the debtor and the secured party are as set forth below:

      Name of Debtor:                      ORP Three L.L.C.

      Debtor's Mailing Address:            ORP Three L.L.C.
                                           c/o AIMCO
                                           Stanford Place 3
                                           4582 South Ulster Street Parkway
                                           Suite 1100
                                           Denver, Colorado  80237

      Debtor's   Taxpayer   Identification 52-1864513
      Number:

      Debtor's Organization Number:        W3799947

      Address of Premise:                  13000 Harriet Avenue South
                                           Burnsville, Minnesota

      Name of Secured Party:               Golden   American   Life   Insurance
                                           Company

      Address of Secured Party:            Golden American Life Insurance
                                           Company
                                           c/o ING Investment Management LLC
                                           5780 Powers Ferry Road, NW, Suite
                                           300
                                           Atlanta, Georgia  30327-4349
                                           Attention:     Real    Estate    Law
                                           Department

This financing statement covers the Collateral. Some of the items or types of property comprising the Collateral are or are to become fixtures on the real property described in this Mortgage. Mortgagor is the record owner of the real property described herein upon which the foregoing fixtures and other items and types of property are located.


      Mortgagor hereby represents and warrants to Mortgagee, and covenants and agrees with Mortgagee as follows:

(a) Mortgagor shall not merge or consolidate into, or transfer any of the Collateral to, any other entity or person without the prior written consent of the Mortgagee.

(b) Mortgagor shall not change its name unless it has given Mortgagee sixty (60) days prior written notice thereof and executed and authorized at the request of Mortgagee, such additional financing statements to be filed in such jurisdiction as the Mortgagee may deem necessary or desirable in its sole discretion.

(c) It shall be an Event of Default hereunder if any amendment to or termination of a financing statement naming the Mortgagor as debtor and the Mortgagee as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than the Mortgagee or its counsel without the prior written consent of the Mortgagee.

(d) Mortgagor hereby authorizes the Mortgagee, its counsel or its representative, at any time and from time to time, to file financing statements and amendments that describe the collateral covered by such financing statements in such jurisdictions as the Mortgagee may deem necessary or desirable in order to perfect the security interest granted by the Mortgagor under this security agreement.

29.         Due on Sale or Further Encumbrance.

(a) If, without the Mortgagee's prior written consent, (i) the Premises or any part thereof or any interest in the Premises or the Mortgagor is sold or conveyed; (ii) title to the Premises or any interest therein is divested; (iii) the Premises or any ownership interest in the Mortgagor is further encumbered or pledged; (iv) any Lease having a term of more than two (2) years or which gives the lessee any option to purchase the Premises or any part thereof is entered into, or, (v) without limiting the generality of clause (i) above, the ownership of shares of the Mortgagor, if a corporation, or of any corporate general partner of Mortgagor, if a partnership, or the general partnership interests in any partnership which is a general partner of Mortgagor, or any membership interest in a Mortgagor which is a limited liability company, or any beneficial or fiduciary interest in any Mortgagor which is a trust or trustee, is sold or conveyed, the Mortgagee shall at its sole discretion be entitled to accelerate the Indebtedness and declare the then unpaid principal balance and all accrued interest and other sums due and payable under the Note due and payable and exercise all remedies available to Mortgagee under the Loan Documents. The Mortgagor understands that the present ownership of the Premises and Improvements will be a material inducement to Mortgagee in the making of the Loan secured by this Mortgage. Any consent by Mortgagee to a change in ownership or to a change in the composition of the Mortgagor may be conditioned upon payment of a transfer fee equal to one percent (1%) of the then outstanding Indebtedness for processing such request for consent, upon an increase in the rate of interest on the unpaid balance of the Indebtedness to a then-current market rate, and/or other terms and conditions as Mortgagee may impose in its sole discretion. Mortgagee's prior written consent shall not be required, however, for the transfers set forth in subparagraph 29(d) below.

(b) Notwithstanding the foregoing subparagraph 29(a), Mortgagee will permit one transfer of the Premises, provided: (i) the transferee has a financial and credit standing and management expertise reasonably acceptable to Mortgagee; (ii) assumption documents in form and substance satisfactory to Mortgagee are executed by the transferee; (iii) Mortgagee is paid a transfer fee equal to one percent (1%) of the then outstanding indebtedness and Mortgagor reimburses Mortgagee all fees and expenses associated with the transfer including legal fees; (iv) Mortgagee receives an endorsement to the Mortgagee's title policy, in form and substance acceptable to Mortgagee; and (v) at Mortgagee's option, Mortgagee receives opinions of counsel, and Mortgagor and transferee authorization documents, in form and substance acceptable to Mortgagee. Further, Mortgagee, in its sole judgment and discretion, may require individuals specifically named by Mortgagee to deliver to Mortgagee an Environmental Indemnification Agreement on Mortgagee's standard form. The rights granted to Mortgagor in this subparagraph 29(b) are personal to Mortgagor, shall be extinguished after the exercise thereof, and shall not inure to the benefit of any subsequent transferee. Such transfer and assumption will not, however, release the Mortgagor or any guarantors from any liability to the Mortgagee without the prior written consent of Mortgagee, which consent may be given or withheld in Mortgagee's sole discretion, but if given, may be conditioned upon, without limitation, the execution of new guaranties from principals of the transferee as Mortgagee deems necessary, execution by the principals of the transferee of Mortgagee's standard Environmental Indemnification Agreement and such other requirements as Mortgagee may deem appropriate in its discretion.

(c) Notwithstanding the foregoing subparagraph 29(a) Mortgagee will permit the following transfers of ownership interests in Mortgagor without the 1% fee or any change in the Loan terms provided that:
            (i) no Event of Default shall have occurred or be continuing hereunder or under the Loan Documents; (ii) Mortgagee is promptly notified of such proposed transfer and provided with such documentation evidencing the transfer and identity of the transferee as reasonably requested by Mortgagee; (iii) assumption documents, if deemed necessary by the Mortgagee, in a form that is acceptable to Mortgagee are executed by the transferee; and (iv) Mortgagor reimburses Mortgagee for all fees and expenses including reasonable attorney's fees associated with Mortgagee's review and documentation of the transfer:

(i) Any ownership interest in the Mortgagor may be transferred upon the death of the owner of said interest but only by will or intestacy; and

(ii) Any ownership interest in the Mortgagor may be voluntarily sold, transferred, conveyed or assigned for estate planning purposes to immediate family members or to a family trust, provided that at all times there exists a minimum of 51% ownership and control of the Premises and the Mortgagor by parties owning an ownership interest in Mortgagor as of the date hereof. "Immediate family members" shall mean the spouse, children, grandchildren, siblings, and the siblings' children, of each holder of an ownership interest in Mortgagor, as of the date hereof, or a trust for the benefit of one or more of any such persons.

(d) Notwithstanding the foregoing subparagraph 29(a), Mortgagee will permit the following transfers of ownership within the Mortgagor entity, Leases of the Premises or transfers of Personalty without the 1% fee or change in the Loan terms and without the Mortgagee's prior consent:

(i) the grant of a leasehold interest in an individual apartment unit for a term of two (2) years or less provided that such Lease contains no options to purchase the Premises, any portion of the Premises or any apartment unit;

(ii) a transfer of obsolete or worn out Personalty or fixtures or equipment that are contemporaneously replaced by items of equal or better function, quality and value which are free of liens, encumbransces and security interests other than those created by the Loan Documents or expressly consented to by Mortgagee in writing (no such consent being implied hereby);

(iii) any membership interest in the Mortgagor entity may be voluntarily sold, transferred, conveyed or assigned to another entity owning a membership interest in the Mortgagor as of the date of closing;

(iv) any limited partnership interest in Oxford Residential Properties I Limited Partnership ("Residential LP") other than the 21% limited partnership interest owned by ORP Acquisition Partners Limited Partnership ("ORP APLP") may be voluntarily sold, transferred, conveyed or assigned to any person, party or entity provided that at all times, Residential LP is (1) controlled directly or indirectly by AIMCO Properties, L.P. and (2) owned at least 23% directly or indirectly by AIMCO Properties, L.P.; or

(v) any general partnership interest in Residential LP and any limited partnership interest in Residential LP owned by ORP APLP may be voluntarily sold, transferred, conveyed or assigned to any person, party or entity, provided that at all times such interest is directly or indirectly owned and controlled 100% by AIMCO Properties, L.P.

(e) Notwithstanding the terms of this Paragraph 29 to the contrary, Mortgagor may encumber the Premises with a sole additional mortgage, subordinate in every respect to the lien and interest of this Mortgage, for the purpose of securing secondary indebtedness (the "Subordinate Financing"), provided that:

(i) the subordinate mortgage, the documentation for the Subordinate Financing, and the form and terms of the Subordinate Financing are satisfactory in all respects to Mortgagee;

(ii) all such documentation as Mortgagee may reasonably require shall be submitted to Mortgagee including, but not limited to, operating statements of the Premises for the previous three (3) Loan Years (a "Loan Year" is a period of twelve consecutive months commencing on the date hereof if it is the first of the month and otherwise commencing on the first day of the month immediately following the date hereof, and the first Loan Year shall include the period, if any, between the date hereof and the commencement date of the first Loan Year) and a pro forma operating statement for the current Loan Year, and a then - current MAI appraisal of the Premises, provided at Mortgagee's expense, by an appraiser approved by Mortgagee;

(iii) the Net Operating Income (for the purpose of this subparagraph 29(e), Net Operating Income shall mean gross cash operating receipts from the Premises less normal and customary operating expenses incurred in the operation, management, and maintenance of the Premises) shall not be less than one hundred thirty percent (130%) of the combined aggregate of the Indebtedness and Subordinate Financing debt service payments (the Subordinate Financing must begin amortizing upon funding);

(iv) the total of the outstanding principal balance of the Indebtedness and the Subordinate Financing does not exceed seventy-five percent (75%) of the value of the Premises as established by the then-current MAI appraisal;

(v)   the mortgagee of the mortgage  securing the Subordinate  Financing shall
            expressly   acknowledge  the  priority  of  the  debt,  liens  and
            security  interests  of the  Indebtedness  and  agree  to  provide
            Mortgagee   with   written   notice  of  any  default   under  the
            Subordinate Financing in a subordination agreement in form and substance satisfactory to Mortgagee. Mortgagor shall pay any fees, costs or expenses, including reasonable attorneys' fees,
            incurred  by  Mortgagee  in   connection   with  the   Subordinate
            Financing;
(vi)        any default  which is not cured during any  applicable  cure periods
            under  the  Subordinate   Financing  shall  at  Mortgagee's   option
            constitute an Event of Default under this Mortgage and the other Loan Documents;

(vii) if previously waived, Mortgagee shall have the right to reinstate escrow payments for taxes and insurance premiums; and

(viii) no Event of Default shall then exist under this Mortgage or any of the Loan Documents.

30. Environmental Matters; Notice; Indemnity. Mortgagor covenants and agrees as follows:

(a) For purposes of this Mortgage, the following definitions shall apply:

(i)   The term  "Environmental  Law" means and includes any federal,  state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including without limitation each of the following (and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq. ("RCRA"); the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.; the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, county and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Premises or the use or operation of the Premises.

(ii) The term "Hazardous Substance" means and includes: (1) those substances included within the definitions of "hazardous substances", "hazardous materials", "hazardous waste", "pollutants", "toxic substances" or "solid waste" in any Environmental Law; (2) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto);
            (3) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (4) any material, waste or substance which is any of the following: (A) asbestos; (B) polychlorinated biphenyl; (C) designated or listed as a "hazardous substance" pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 et seq.); (D) explosive; (E) radioactive; (F) a petroleum product; (G) infectious waste, or (H) mold or mycotoxins. As used herein the term "mold or mycotoxins" shall mean and include mycotoxin producing molds in amounts sufficient to create a health risk to humans. . Notwithstanding anything to the contrary herein, the term "Hazardous Substance" shall not include commercially sold products otherwise within the definition of the term "Hazardous Substance", but (X) which are used or disposed of by Mortgagor or used or sold by tenants of the Premises in the ordinary course of their respective businesses, (Y) the presence of which product is not prohibited by applicable Environmental Law, and (Z) the use and disposal of which are in all respects in accordance with applicable Environmental Law.

(iii) The term "Enforcement or Remedial Action" means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law.

(iv) The term "Environmental Liability" means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys' fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance.

(b) Mortgagor, its successors and assigns, after reasonable inquiry, covenants, warrants and represents that, except as set forth in the Phase I Environmental Site Assessment EMG Project No 103415, dated April 22, 2003, prepared by EMG, Inc., that:

(i) No Hazardous Substances have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape or migrate, or shall threaten to be injected, emptied, poured, leached, or spilled on or from the Premises.

(ii) No asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on, or disposed of on the Premises.

(iii) No polychlorinated biphenyls ("PCBs") are or will be located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device.

(iv) No underground storage tanks are or will be located on the Premises or were located on the Premises and subsequently removed or filled.

(v) No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened, anticipated or in existence with respect to the Premises.

(vi) The Premises and Mortgagor's operations at the Premises are in compliance with all applicable Environmental Laws including without limitation any, state and local statutes, laws and regulations. No notice has been served on Mortgagor, or any subsidiary of Mortgagor, from any entity, government body, or individual claiming any violation of any law, regulation, ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received subsequent to the date hereof shall be forwarded to Mortgagee within three (3) days of their receipt.

(vii) The Mortgagor has no knowledge of the release or threat of release of any Hazardous Substances from any property adjoining or in the immediate vicinity of the Premises.

(viii) No portion of the Premises is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. ss. 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas.

(ix) There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Premises that exceed background ambient air levels.

(x) To the best of Mortgagor's knowledge, there have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Premises.

(c)         Mortgagor will give prompt written notice to Mortgagee of:

(i) any proceeding, known investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Substance on, under or about the Premises or the migration thereof to or from adjoining property;

(ii) all claims made or threatened by any individual or entity against Mortgagor or the Premises relating to any loss or injury allegedly resulting from any Hazardous Substance; and

(iii) the discovery by Mortgagor of any occurrence or condition on any real property adjoining or in the vicinity of the Premises which might cause the Premises or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Premises under any Environmental Law.

(d) Mortgagee shall have the right and privilege to: (i) join in and participate in, as a party if it so elects, any one or more legal proceedings or actions initiated with respect to the Premises; and to (ii) have all costs and expenses thereof (including without limitation Mortgagee's reasonable attorneys' fees and costs) paid by Mortgagor.

(e) Mortgagor, for itself and its successors and assigns, agrees to protect, defend, indemnify and hold harmless Mortgagee, its directors, officers, employees, agents, contractors, sub-contractors, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, losses, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys' fees and expenses, including but not limited to those arising out of loss of life, injury to persons, property or business or damage to natural resources in connection with the activities of Mortgagor, its predecessors in interest, third parties who have trespassed on the Premises, or parties in a contractual relationship with Mortgagor, and any of them, whether or not occasioned wholly in part by any condition, accident or event caused by any act or omission of Mortgagee, the foregoing being collectively referred to as "Claims", which:

(i) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Premises; or

(ii) actually or allegedly arise out of, in connection with the Premises, the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of Hazardous Substances in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances; or

(iii) arise out of the breach of any covenant, warranty or representation contained in any statement or other information given by Mortgagor to Mortgagee relating to environmental matters; or

(iv) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law.

Mortgagor, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Mortgagee described in this subparagraph
(e), shall hold Mortgagee harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this subparagraph (e).

Mortgagor's indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Loan and/or the repayment of the indebtedness evidenced by the Note, including, but not limited to, any foreclosure on this Mortgage or acceptance of a deed in lieu of foreclosure; it being agreed that the indemnity given herein is independent of the Indebtedness and the documents securing the Indebtedness. Mortgagor's indemnifications and representations shall not extend to any Hazardous Substances which first originate on the Premises subsequent to Mortgagee's succession to title by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure.

(f) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessary, both as determined by an independent environmental consultant selected by Mortgagee under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Premises or any portion thereof, Mortgagor shall within thirty
(30) days after written demand by Mortgagee for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Mortgagee (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Mortgagee. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Mortgagee's counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Mortgagor. If Mortgagor shall fail or neglect to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Mortgagee may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Mortgagee's counsel), shall be paid by Mortgagor to Mortgagee forthwith after demand and shall be a part of the Indebtedness.

(g) If recommended by any environmental report, assessment or audit of the Premises, Mortgagor shall establish and comply with an operations and maintenance program with respect to the Premises, in form and substance reasonably acceptable to Mortgagee, prepared by an environmental consultant reasonably acceptable to Mortgagee, which program shall address any asbestos containing material or lead based paint that may now or in the future be detected at or on the Premises. Without limiting the generality of the preceding sentence, Mortgagee may require (i) periodic notices or reports to Mortgagee in form, substance and at such intervals as Mortgagee may specify, (ii) an amendment to such operations and maintenance program to address changing circumstances, laws or other matters, (iii) at Mortgagee's sole expense, supplemental examination of the Premises by consultants specified by Mortgagee,
(iv) access to the Premises by Mortgagee, its agents or servicer, to review and assess the environmental condition of the Premises and Mortgagor's compliance with any operations and maintenance program, and (v) variation of the operations and maintenance program in response to the reports provided by any such consultants.

31. ERISA Representation and Warranty. Mortgagor hereby represents and warrants and agrees that as of the date hereof and the date of closing of the Loan, none of the investors in or owners of the Mortgagor is an employee benefit plan as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974 as amended, a plan as defined in Section 4875(e)(1) of the Internal Revenue Code of 1986 as amended, nor an entity the assets of which are deemed to include plan assets pursuant to Department of Labor regulation Section 25100.-101 (the "Plan Asset Regulation"). Mortgagor further represents, warrants and agrees that at all times during the term of the Loan, Mortgagor shall not be deemed to include plan assets. If at any time during the entire term of the Loan any of the investors in or owners of Mortgagor shall include a plan or entity described in the first sentence of Paragraph 31, Mortgagor shall as soon as reasonable possible following an investment by such plan or entity, provide Mortgagee with an opinion of counsel reasonably satisfactory to Mortgagee indicating that the assets of Mortgagor are not deemed to include plan assets pursuant to the Plan Assert Regulation. In lieu of such opinion, the Mortgagee may in its sole discretion accept such other assurances from Mortgagor as are necessary to satisfy Mortgagee in its sole discretion that the assets of Mortgagor are not deemed to include plan assets pursuant to the Plan Regulation. Mortgagor understands that the representations and warranties herein are a material inducement to Mortgagee in the making of the Loan requested by Mortgagor, without which Mortgagee would be unwilling to proceed with funding of the Loan.

32. Substitution of Loan. Notwithstanding the provisions of the Note regarding the Prepayment Premium (as defined therein) and the provisions of Paragraph 29 of this Mortgage, Mortgagor may request that Mortgagee permit Mortgagor to prepay the Loan in full at par from the proceeds of a substitute first mortgage loan ("Substitute Loan") to be funded by Mortgagee to Mortgagor and secured by a substitute property owned in fee simple as provided below (which was not previously another property in the Loan) ("Substitute Premises") and to obtain a release of the Premises from the Loan Documents upon and subject to the following terms and conditions ("Substitution"):

(a) Mortgagor must submit a written request ("Substitution Request") to Mortgagee for the proposed Substitute Loan identifying the proposed Substitute Premises at least ninety (90) days prior to the proposed closing date for the Substitution. Mortgagee shall evaluate the request for the proposed Substitute Loan and the proposed Substitute Premises in its sole discretion pursuant to its then customary underwriting and pricing criteria. The amount of the Substitute Loan requested must be at least the amount of the unpaid principal balance of this Loan. Mortgagee may review such items as it may require in its sole discretion, including, but not limited to, location, occupancy, lease term, rollover, tenant exposure, tenant's credit.

(b) The owner of the  Substitute  Premises  (and borrower  under the  Substitute
Loan) must be either (i) the Mortgagor (such that the Substitute Premises is owned 100% by the same borrower entity as owned the Premises at the time immediately prior to closing of the Substitution), or (ii) a single asset affiliate of Mortgagor having the identical beneficial ownership structure and management control as the Mortgagor.

(c) The Substitute Premises must be of the same nature and character as the Premises, which must be an apartment complex. Under no circumstances shall Mortgagee permit any special purpose properties (for example, hotels, motels, mobile home parks, health or senior care facilities). The Substitute Premises must be located in the continental United States.

(d) Mortgagee in its sole discretion shall acknowledge within ten (10) business days of the Mortgagee's receipt of the Substitution Request whether the proposed Substitute Premises appears to be acceptable to permit the Substitution. If in the Mortgagee's sole discretion it is determined that the proposed Substitute Premises is equal to or greater in quality than the Premises, then Mortgagee, through its loan correspondent, GMAC Commercial Mortgage, will process the Mortgagor's formal request to make the Substitute Loan. The proposal will be reviewed by and presented to Mortgagee's and ING Investment Management LLC's investment review committee pursuant to each of their then current commercial mortgage loan policies, practices, standards and procedures for approval in their sole and absolute discretion. If the investment review committee approves the formal request for Substitute Loan and Substitute Premises, the Substitution will be subject to the other conditions outlined herein.

(e) No more than one (1) Substitution Request shall be considered and closed during the entire term of the Loan and Substitute Loan.

(f) Mortgagor shall pay a processing fee to Mortgagee equal to $25,000 ("Processing Fee") at closing of each and every approved Substitution. A "Substitution Deposit" of $5,000 shall be required with submission of the Substitution Request, which deposit shall be applied to the Processing Fee at closing of the Substitution. The Substitution Deposit and Processing Fee contemplated by this subsection are in addition to outside counsel attorneys' fees and expenses incurred in the preparation, negotiation, documentation, due diligence review and closing of such Substitution.

(g) All improvements on the Substitute Premises shall have been completed in a good and workmanlike manner and in compliance, in all material respects, with all applicable governmental requirements prior to closing of the Substitution. The Substitute Premises must be lien free and all land, improvements and personal Premises paid for in full.

(h) The appraised fair market "As Is" value of the Substitute Premises shall be equal to or greater than the greater of (i) the then appraised fair market value, or gross sales proceeds, as the case may be, of the Premises and (ii) the original appraised value of the Premises as set forth in the appraisal delivered to Mortgagee in connection with the closing of this Loan. The fair market "As Is" value of the Premises and Substitute Premises shall be determined by a firm of appraisers selected by GMAC Commercial Mortgage and approved by the Mortgagee, based on an MAI appraisal satisfactory to Mortgagee, dated not more than ninety (90) days prior to the closing of the Substitution Loan. All costs of such appraisals shall be paid by the Mortgagor on or prior to the closing of the Substitution Loan.

(i) The actual net operating income relating to the Substitute Premises (based upon the trailing twelve (12) month financial results or such shorter period, as Mortgagee deems appropriate, for a Substitute Premises opened for less than one year) shall equal or exceed the actual net operating income relating (based upon the trailing twelve (12) month financial results or such shorter period, as Mortgagee deems appropriate, for the Substitute Premises opened for less than one year) to the Premises.

(j) Mortgagee's outside counsel shall prepare and Mortgagor shall executed a new note, mortgage, assignment of rents and leases, loan agreement, environmental indemnities, tax and insurance escrows, borrower's certificate, and all other loan documents Mortgagee shall deem appropriate, including, but not limited to, modification of the existing Loan Documents (all of which shall be substantially in the form of the applicable documents executed in connection with the Loan with such changes thereto as Mortgagee reasonably deems appropriate to reflect the terms and circumstances of the Substitution Loan and Substitute Premises) (collectively, the "Substitute Loan Documents").

(k) Mortgagor shall be required to supply for Mortgagee's review and approval due diligence materials prior to closing of the Substitution Loan including those items contained in this Application Letter as a requirement for closing of this Loan, and such other materials as may then be customarily required as part of its then current commercial loan closing policies, procedures, standards and practices for properties of similar type and in similar locations as the Substitute Premises, including, without limitation, a current as-built ALTA survey, proof of adequate insurance, title insurance in conformance with the title policy issued and delivered to Mortgagee relating to the closing of the Loan, proof of compliance with governmental regulations, tenant estoppel certificates, and subordination, non-disturbance and attornment agreements. At the Mortgagors' sole cost and expense, Mortgagee shall receive for review and approval all additional due diligence materials in any way relating to the Substitute Premises, including but not limited to, an MAI appraisal, hazardous substance report, engineer report and seismic report as required by Mortgagee in its sole discretion. The items listed in this section are not exhaustive.

(l) The Substitute Loan Documents, financing statements and other instruments required to perfect the liens in the Substitute Premises and all collateral under such documents shall have been recorded, registered and filed (as applicable) in such manner as may be required by law to create a valid, perfected lien and security interest with respect to the Substitute Premises and the personal Premises related thereto. The liens created by the Substitute Loan Documents shall be first liens and security interests on the Substitute Premises and the personal Premises related thereto, subject only to such exceptions as Mortgagee shall approve in its sole discretion. At closing of the Substitution Loan, the Mortgagor (or other new borrower permitted under subparagraph 32 (b) above) shall have good and marketable title to the Substitute Premises and good and valid title to any personal Premises located thereon or used in connection therewith, in each case satisfactory to the Mortgagee.

(m) Mortgagee shall have received (1) a consent to the Substitution by any "Carve-Out" or other guarantors or indemnitors on the Loan in addition to Mortgagor and (2) such other instruments and agreements and such certificates and opinions of counsel, in form and substance satisfactory to the Mortgagee in connection with such Substitution as it may reasonably request.

(n) Mortgagor shall consider all implications for documentary stamp and intangibles taxes on the Substitution Loan that shall arise in connection with such Substitution. Mortgagee shall require payment of all such documentary stamp and intangibles taxes required by law and authorities having jurisdiction as a condition of closing the Substitution Loan in the jurisdiction where the Substitute Premises is located regardless of whether the taxing authority imposes taxes duplicative of those incurred at the original closing of the Loan where the Premises is located.

(o) No default or Event of Default shall have occurred and be continuing hereunder or under any other Loan Documents on the date of Substitution Request or at closing of the Substitution Loan.

(p) Mortgagee shall be satisfied that no material adverse change in the financial condition, operations or prospects of Mortgagor and its managers and other major principals has occurred after closing of this Loan. Mortgagee shall be entitled to request copies of financial statements and such other financial information as it shall reasonably require in order to assess the financial status of the Mortgagor (or new borrower permitted pursuant to subparagraph 32(b) above) and to determine and/or estimate the solvency of such entity prior to and following the closing of the Substitution. Mortgagee shall not be required to close a proposed Substitution in the event it reasonably determines that Mortgagor (or the new borrower under subparagraph 32(b) above) is or, upon completion of the Substitution, may become insolvent within the meaning of the term under the federal bankruptcy code.

(q) The Mortgagor shall pay all reasonable out-of-pocket costs and expenses incurred in connection with any such Substitution and the reasonable out-of-pocket fees and expenses incurred by Mortgagee, its outside counsel and its loan correspondent and loan servicer in connection therewith. Without limiting the generality of the foregoing, the Mortgagor shall, in connection with, and as a condition to, each Substitution, pay the reasonable fees and expenses of Mortgagee's counsel, the reasonable fees and expenses of Mortgagee's engineers, appraisers, construction consultants, insurance consultants and other due diligence consultants and contractors, recording charges, title insurance charges, and stamp and/or mortgage or similar taxes, transfer taxes.

33. Captions. The captions or headings preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

34. No Waiver; Modifications in Writing. No failure or delay on the part of Mortgagee in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party at law or in equity or otherwise. No amendment, modification, supplement, termination or waiver of or to any provision of this Mortgage, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of the party to be charged with the enforcement thereof. Any amendment, modification or supplement of or to any provision of this Mortgage, any waiver of any provision of this Mortgage, and any consent to any departure from the terms of any provision of this Mortgage, shall be effective only in the specific instance and for the specific purpose for which made or given.

35. Relationship. Mortgagee is only a lender under the Loan Documents, and nothing contained in this Mortgage or the other Loan Documents and no action taken by the parties pursuant hereto shall be deemed to constitute the Mortgagee and any other of the parties to any of the Loan Documents a partnership, an association, a joint venture or other entity, nor constitute Mortgagee as a fiduciary for any of the parties.

36. Governing Law. This Mortgage shall be governed by the laws (excluding conflicts of laws rules) of the state in which the Premises is located.

37. Time of Essence. Time is of the essence in the performance by the parties of this Mortgage.

38. Construction. Mortgagor has been represented by its own counsel in this transaction, and this Mortgage shall not be construed more strongly against any party regardless of who was more responsible for its preparation.

39. Gender; Number; Terms. Words and phrases herein shall be construed as in the singular or plural number and as masculine, feminine or neuter gender, according to the context. The use of the words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall refer to this entire Mortgage and not to any particular section, paragraph or provision. The term "person" and words importing persons as used in this Mortgage shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

40. Integration. This Mortgage, together with the other Loan Documents and the certain Environmental Indemnification Agreement executed by Mortgagor, constitute the entire agreement between the parties hereto pertaining to the subject matters hereof and thereof and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings of the parties hereto in connection with the subject matters hereof and thereof.

41. General Indemnification.

(a) Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties (defined below) from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (i) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (ii) any use, nonuse or condition in, on or about the Premises or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof; (iv) any failure of the Premises to be in compliance with any applicable laws; (v) any and all claims, demands or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; or (vi) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the Loan evidenced by the Note and secured by this Mortgage. Any amounts payable to Mortgagee by reason of the application of this Paragraph shall become immediately due and payable and shall bear interest at the Default Rate (as defined in the Note) from the date loss or damage is sustained by Mortgagee until paid. The term "Losses" shall mean any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, charges, fees, judgments, awards, amounts paid in settlement of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense). The term "Indemnified Parties" shall mean (i) Mortgagee, (ii) any prior owner or holder of the Note, (iii) any servicer or prior servicer of the Loan, (iv) any participant or any prior participant in any portion of the Loan, (v) any trustees, custodians or other fiduciaries who hold or who have held a full or partial interest in the Loan for the benefit of any participant or other third party, (vi) any receiver or other fiduciary appointed in a foreclosure or other collection proceeding, (vii) any officers, directors, shareholders, partners, members, employees, agents, servants, representatives, contractors, subcontractors, affiliates or subsidiaries of any and all of the foregoing, and (viii) the heirs, legal representatives, successors and assigns of any and all of the foregoing (including, without limitation, any successors by merger, consolidation or acquisition of all or a substantial portion of the Indemnified Parties' assets and business), in all cases whether during the term of the Loan or as part of or following a foreclosure of the Loan.

(b) Upon written request by any Indemnified Party, Mortgagor shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Mortgagor shall pay or, in the sole discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

(c) Mortgagor shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Mortgage, the Note or any of the other Loan Documents.

42. Miscellaneous.

(a) This Mortgage and all provisions hereof shall extend to and be binding upon Mortgagor and its heirs, successors, grantees and assigns, any subsequent owner or owners of the Premises and all persons claiming under or through Mortgagor (but this clause shall not be construed as constituting the consent by Mortgagee to the transfer of any interest in the Premises), and the word "Mortgagor" when used herein shall include any such person and all persons liable for the payment of the Indebtedness or any part thereof, whether or not such persons shall have executed said Note or this Mortgage. The word "Mortgagee", when used herein, shall include the successors and assigns of Mortgagee, and the holder or holders, from time to time, of the Note secured hereby. In addition, in the event Mortgagor is a land trust or similar entity, the term "Mortgagor" as used herein shall include the beneficiary or beneficiaries of such land trust or similar entity.

(b) In the event one or more of the provisions contained in this Mortgage or the Note secured hereby, or in any other security documents given to secure the payment of the Note secured hereby, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, and this Mortgage shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

(c) The Mortgagor will, from time to time, upon ten (10) business days' prior written request from Mortgagee, make, execute, acknowledge and deliver to Mortgagee such supplemental mortgages, certificates and other documents, including without limitation UCC financing statements, as may be necessary for better assuring and confirming unto Mortgagee any of the Premises, or for more particularly identifying and describing the Premises, or to preserve or protect the priority of this Mortgage lien, and generally do and perform such other acts and things and execute and deliver such other instruments and documents as may reasonably be deemed necessary or advisable by Mortgagee to carry out the intentions of this Mortgage.

(d) Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any municipal or governmental requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used. Similarly, no building or other Improvement on the Premises shall rely on any premises not subject to the lien of this Mortgage or any interest therein to fulfill any governmental or municipal requirement. Mortgagor shall not by act or omission impair the integrity of the Premises as a single zoning lot separate and apart from all other premises. Any act or omission by Mortgagor which would result in a violation of any of the provisions of this paragraph shall be void.

(e) Mortgagor will, from time to time, upon ten (10) business days' prior written request by Mortgagee, execute, acknowledge and deliver to Mortgagee, a certificate stating that this Mortgage is unmodified and in full force and effect (or, if there have been modifications, that this Mortgage is in full force and effect as modified and setting forth such modifications) and stating the principal amount secured hereby and the interest accrued to date on such principal amount. The estoppel certificate from Mortgagor shall also state to the best knowledge of Mortgagor whether any offsets or defenses to the Indebtedness exist and if so shall identify them.

(f) The Note secured  hereby  includes  provisions  for the assessment of a Late
Charge, as defined therein. Said Late Charge shall be secured hereby as Indebtedness, as that term is used herein.

(g) Mortgagee shall have the right and option to exercise power of sale or to commence a civil action to foreclose this Mortgage and to obtain a decree of foreclosure. The failure to join any tenant or tenants as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Mortgagor as a defense in any civil action instituted to collect the Indebtedness , or any part thereof, or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

(h) At the option of Mortgagee, this Mortgage shall become, subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in condemnation) to any one or more, or to all, Leases upon the execution by Mortgagee and recording or registration thereof, at any time hereafter, in the Office of the Recorder in and for the county wherein the Premises are situated, or such other office as determined by Mortgagee, of a unilateral declaration to that effect.

(i) In the event that maturity of the Indebtedness is accelerated by Mortgagee because of the occurrence of an Event of Default hereunder and a tender of payment is made by or on behalf of Mortgagor in the amount necessary to satisfy the Indebtedness at any time prior to judicial confirmation or other conclusion if confirmation is not required, of a foreclosure sale or sale under a power of sale, then such tender shall constitute a prepayment under the Note and shall, to the extent specified in the Note, require payment of the prepayment premium provided for in the Note.

(j) All agreements between Mortgagor and Mortgagee (including, without limitation, those contained in this Mortgage and the Note) are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid to the Mortgagee exceed the highest lawful rate of interest permissible under the laws of the State of Minnesota. If, from any circumstances whatsoever, fulfillment of any provision hereof or the Note or any other documents securing the Indebtedness at the time performance of such provision shall be due, shall involve the payment of interest exceeding the highest rate of interest permitted by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the highest lawful rate of interest permissible under the laws of the State of Minnesota; and if for any reason whatsoever Mortgagee shall ever receive as interest an amount which would be deemed unlawful, such interest shall be applied to the payment of the last maturing installment or installments of the principal Indebtedness (whether or not then due and payable) and not to the payment of interest.

(k) Mortgagor covenants and agrees that it shall constitute an Event of Default hereunder if any of the proceeds of the loan for which the Note is given will be used, or were used, as the case may be, for the purpose (whether immediate, incidental or ultimate) of "purchasing" or "carrying" any "margin security" as such terms are defined in Regulation G of the Board of Governors of the Federal Reserve System (12 CFR Part 207) or for the purpose of reducing or retiring any indebtedness which was originally incurred for any such purpose.

(l) Mortgagor shall exert its best efforts to include a "no lien" provision in any property management agreement hereafter entered into by Mortgagor or its beneficiary with a property manager for the Premises, whereby the property manager waives and releases any and all mechanics' lien rights that he, or anyone claiming through or under such manager, may have. Such property management agreement containing such "no lien" provision or a short form thereof shall, at Mortgagee's request, be recorded in the Office of the Recorder in and for the County wherein the Premises is situated, or such other office as reasonably requested by Mortgagee.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. MORTGAGOR
ACKNOWLEDGES AND AGREES THAT THERE ARE NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT AND NO SUCH OTHER TERMS AND PROVISIONS MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

Mortgagor acknowledges receipt of a copy of this instrument at the time of execution hereof.



                 [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the Mortgagor has executed this instrument the day and year first above written.

                                         MORTGAGOR:

                                         ORP THREE L.L.C., a Maryland limited
                                         liability company

                                         By:    ORP CORPORATION III, a Maryland
                                                corporation, its Managing Member


                                                By:  /s/Patti K. Fielding
                                                     Name:  Patti K. Fielding
                                                     Title: Executive   Vice
                                                            President

                                                    (CORPORATE SEAL)

State of Colorado

County of Denver
      This instrument was acknowledged before me on May 7, 2003 by Patti K. Fielding as Executive Vice President of ORP CORPORATION III, a Maryland corporation, the Managing Member of ORP THREE L.L.C., a Maryland limited liability company.

(Seal)
                                                      /s/Cathleen M. O'Donnell
                                   (Signature of person taking acknowledgment)
                                                                       Notary
                                                               (Title or rank)
                                                       (Serial number, if any)
                                          My commission expires August 2, 2006

This document was prepared by:
J. William Veatch, III, Esq.
Kilpatrick Stockton LLP
1100 Peachtree Street
Suite 2800
Atlanta, Georgia  30309-4530

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION